                         ALTERNATIVE LOAN TRUST 2005-76

                                FINAL TERM SHEET

                               (COUNTRYWIDE LOGO)

                          $1,776,305,100 (APPROXIMATE)

                                   CWALT, INC.
                                    Depositor

                          COUNTRYWIDE HOME LOANS, INC.
                                     SELLER

                       COUNTRYWIDE HOME LOANS SERVICING LP
                                 MASTER SERVICER

      This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

      The asset-backed securities referred to in this free writing prospectus are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in this free writing prospectus. Any obligation on our part to sell securities to you will be conditioned on the securities having the characteristics described in this free writing prospectus. If that condition is not satisfied, we will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

      THE ISSUER HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER DOCUMENTS THE ISSUER HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV.

      This free writing prospectus does not contain all information that is required to be included in the base prospectus and the free writing prospectus.

      The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any similar prior information contained in any prior free writing prospectus relating to these securities.

               FREE WRITING PROSPECTUS DATED DECEMBER 28, 2005

              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-76
          DISTRIBUTIONS PAYABLE MONTHLY, BEGINNING JANUARY 25, 2006

The following classes of certificates are being offered pursuant to this free writing prospectus:

              INITIAL CLASS                                 INITIAL CLASS
               CERTIFICATE     PASS-THROUGH                 CERTIFICATE      PASS-THROUGH
                 BALANCE           RATE                       BALANCE           RATE
                 -------           ----                       -------           ----
Class 1-A-1    $138,020,000      Variable      Class A-R    $       100       Variable
Class 1-A-2    $175,000,000      Variable      Class M-1    $56,020,000       Variable
Class 2-A-1    $689,279,000      Variable      Class M-2    $32,419,000       Variable
Class 2-A-2    $287,199,000      Variable      Class M-3    $17,412,000       Variable
Class 2-A-3    $100,000,000      Variable      Class M-4    $13,511,000       Variable
Class 2-A-4     $72,320,000      Variable      Class M-5    $10,809,000       Variable
Class 3-A-1     $92,755,000      Variable      Class M-6    $15,313,000       Variable
Class 3-A-2     $38,648,000      Variable      Class M-7    $14,412,000       Variable
Class 3-A-3     $23,188,000      Variable

                                     SUMMARY


OFFERED CERTIFICATES

Alternative Loan Trust 2005-76 will issue twenty-two classes of certificates, seventeen of which are being offered by this free writing prospectus and the accompanying prospectus. The assets of the trust fund that will support both the offered certificates and other classes of certificates will consist, on the closing date, of a pool of mortgage loans with an aggregate stated principal balance of approximately $1,801,529,620 as of December 1, 2005, and certain other property and assets described in this free writing prospectus. The mortgage loans will consist primarily of 30-year conventional, adjustable-rate, negative amortization mortgage loans secured by first liens on one- to four-family residential properties.

The mortgage pool consists of three loan groups. Loan group 1 will consist primarily of 30-year mortgage loans expected to have an aggregate stated principal balance of approximately $348,868,822 as of the cut-off date. Loan group 2 will consist primarily of 30-year mortgage loans expected to have an aggregate stated principal balance of approximately $1,280,365,070 as of the cut-off date. Loan group 3 will consist primarily of 30-year mortgage loans and some 40-year mortgage loans expected to have an aggregate stated principal balance of approximately $172,295,728 as of the cut-off date.

The mortgage rate on each mortgage loan is fixed for up to three months after origination, and thereafter the mortgage rate adjusts monthly based on a specified index. However, the scheduled monthly payments on the mortgage loans adjust annually.

The following chart lists certain characteristics of the classes of the offered certificates. The classes of certificates listed below will not be offered unless they receive the respective ratings at least as high as those set forth below by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and by Moody's Investors Service, Inc. ("MOODY'S"):

                                      MOODY'S
     CLASS          S&P RATING        RATING               TYPE
     -----          ----------        ------               ----
Class 1-A-1            AAA              Aaa        Senior/Variable
                                                   Pass-Through
                                                   Rate/Super Senior

Class 1-A-2            AAA              Aaa        Senior/Variable
                                                   Pass-Through
                                                   Rate/Support

Class 2-A-1            AAA              Aaa        Senior/Variable
                                                   Pass-Through
                                                   Rate/Super Senior

Class 2-A-2            AAA              Aaa        Senior/Variable
                                                   Pass-Through
                                                   Rate/Super
                                                   Senior/Support
Class 2-A-3            AAA              Aaa        Senior/Variable
                                                   Pass-Through
                                                   Rate/Support

Class 2-A-4            AAA              Aaa        Senior/Variable
                                                   Pass-Through
                                                   Rate/Support

Class 3-A-1            AAA              Aaa        Senior/Variable
                                                   Pass-Through
                                                   Rate/Super Senior

Class 3-A-2            AAA              Aaa        Senior/Variable
                                                   Pass-Through
                                                   Rate/Super
                                                   Senior/Support
Class 3-A-3            AAA              Aaa        Senior/Variable
                                                   Pass-Through
                                                   Rate/Support

Class A-R              AAA              Aaa        Senior/Residual/
                                                   Variable
                                                   Pass-Through Rate
Class M-1              AA+              Aa1        Subordinate/
                                                   Variable
                                                   Pass-Through Rate
Class M-2               AA              Aa2        Subordinate/
                                                   Variable
                                                   Pass-Through Rate
Class M-3               A+              Aa3        Subordinate/
                                                   Variable
                                                   Pass-Through Rate
Class M-4               A               A1         Subordinate/
                                                   Variable
                                                   Pass-Through Rate
Class M-5               A               A2         Subordinate/
                                                   Variable
                                                   Pass-Through Rate
Class M-6              BBB+            Baa1        Subordinate/
                                                   Variable
                                                   Pass-Through Rate
Class M-7              BBB-            Baa3        Subordinate/
                                                   Variable
                                                   Pass-Through Rate

A rating is not a recommendation to buy, sell or hold securities. These ratings may be lowered or withdrawn at any time by either of the rating agencies.

OTHER CERTIFICATES

In addition to the offered certificates, the trust fund will issue the Class M-8, Class C, Class P-1, Class P-2 and Class P-3 Certificates, which are not being offered to the public pursuant to this free writing prospectus and the prospectus. The Class M-8 Certificates will have an initial class certificate balance of approximately $10,809,000 and will have a variable pass-through rate. The Class P-1, Class P-2 and Class P-3 Certificates will each have an initial class certificate balance of $100 and will not be entitled to distributions in respect of interest. Each of the Class P-1, Class P-2 and Class P-3 Certificates also will have a notional amount equal to the aggregate stated principal balance of the mortgage loans in loan group 1, loan group 2 and loan group 3, respectively, as of the cut-off date, and will be entitled to all prepayment charges received in respect of the mortgage loans in loan group 1, loan group 2 and loan group 3, respectively. Any information contained in this free writing prospectus with respect to the Class M-8, Class C, Class P-1, Class P-2 and Class P-3 Certificates is provided only to permit a better understanding of the offered certificates.

CUT-OFF DATE

For each mortgage loan, the later of December 1, 2005 and the date of origination for that mortgage loan (either of these dates is sometimes referred to in this free writing prospectus as the cut-off date).

CLOSING DATE

On or about December 30, 2005.

 DEPOSITOR

CWALT, Inc. is a limited purpose finance subsidiary of Countrywide Financial Corporation. Its address is 4500 Park Granada, Calabasas, California 91302, and its telephone number is (818) 225-3000.

SELLERS

Countrywide Home Loans, Inc. will be the seller of a portion of the mortgage loans. The remainder of the mortgage loans will be sold directly to the depositor by one or more special purpose entities that were established by Countrywide Financial Corporation, or one of its subsidiaries, which, in turn, acquired those mortgage loans directly from Countrywide Home Loans, Inc.

MASTER SERVICER

Countrywide Home Loans Servicing LP.

TRUSTEE

The Bank of New York, a New York banking corporation.

THE NIM INSURER

After the closing date, a separate trust or trusts may be established to issue net interest margin securities secured by all or a portion of the Class C, Class P-1, Class P-2 and Class P-3 Certificates. Those net interest margin securities may or may not have the benefit of one or more financial guaranty insurance policies that guaranty payments on those securities. The insurer or insurers that would issue any such financial guaranty insurance policy are referred to in this free writing prospectus as the "NIM Insurer." The references to the NIM Insurer in this free writing prospectus are applicable only if the net interest margin securities are so insured.

Any NIM Insurer will have a number of rights under the pooling and servicing agreement that will limit and otherwise affect the rights of the holders of the offered certificates. Any insurance policy issued by a NIM Insurer will not cover, and will not benefit in any manner whatsoever, the offered certificates.

DISTRIBUTION DATES

We will make distributions on the 25th day of each month. If the 25th day of a month is not a business day, then we will make distributions on the next business day. The first distribution is scheduled for January 25, 2006.

REGISTRATION OF CERTIFICATES

The offered certificates (other than the Class A-R Certificates) will initially be issued in book-entry form. Persons acquiring beneficial ownership interests in the offered certificates (other than the Class A-R Certificates) may elect to hold their beneficial interests through The Depository Trust Company, in the United States, or Clearstream, Luxembourg or the Euroclear System, in Europe.

See "Description of Certificates - Book-Entry Certificates" in this free writing prospectus.

RECORD DATE

The record date for the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates ( we sometimes refer to these certificates as the "MTA CERTIFICATES") and the Class A-R Certificates will be the last business day of the calendar month immediately prior to the month in which that distribution date occurs. The record date for the Class 2-A-4, Class 3-A-1, Class 3-A-2, Class

3-A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 ( we sometimes refer to these certificates as the "LIBOR CERTIFICATES") and any distribution date will be the business day immediately preceding that distribution date, or if the LIBOR Certificates are no longer book-entry certificates, the record date will be the last business day of the calendar month preceding the month of that distribution date.

INTEREST PAYMENTS

On each distribution date, holders of each class of interest-bearing certificates will be entitled to receive:

- the interest that has accrued at the related pass-through rate during the related accrual period on the class certificate balance of that class of certificates immediately prior to that distribution date,

-     interest carryover amount, and

- any net rate carryover due on a prior distribution date that was not paid and interest on this amount,

minus,

- any net deferred interest allocated to that class of certificates on that distribution date.

The interest accrual period for the MTA Certificates for any distribution date will be the calendar month before the distribution date. Interest on the MTA Certificates will be calculated on the basis of a 360-day year divided into twelve 30-day month. The interest accrual period for the LIBOR Certificates for any distribution date will be the period commencing on the distribution date in the month prior to the month in which that distribution date occurs (or the closing date, in the case of the first distribution date) and ending on the day immediately prior to that distribution date. Interest on the LIBOR Certificates will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that interest accrual period.

The pass-through rates on the MTA Certificates may adjust monthly based on the level of one-year MTA, subject to a cap. The pass-through rates on the LIBOR Certificates may adjust monthly based on the level of one-month LIBOR, subject to a cap.

The amount of interest distributable on a distribution date with respect to any class of certificates will be reduced by the amount, if any, of net deferred interest on the mortgage loans for that distribution date that is allocated to such class of certificates, as described under "Description of the Certificates -- Interest" in this free writing prospectus. For any distribution date, the amount of the net deferred interest that will be allocated to the classes of certificates will equal the excess, if any, of the interest deferred on the mortgage loans from the previous due date to the due date related to that distribution date over the amount of principal payments, principal prepayments and subsequent recoveries received on the mortgage loans during the prepayment period and due period related to that distribution date (this amount is referred to as the "NET DEFERRED INTEREST"). In the case of any class of certificates, the net deferred interest allocated to such class of certificates will be added as principal to the outstanding class certificate balance of such class of certificates.

THE CORRIDOR CONTRACT

On the closing date, the trust fund will enter into an interest rate corridor contract for the benefit of the Class 3-A-1 Certificates. On or prior to the corridor contract termination date, amounts paid under the corridor contract will be available to cover net rate carryover on the Class 3-A-1 Certificates resulting from the application of the net rate cap to its pass-through rate.

Payments under the corridor contract will be made pursuant to the formula described in "Description of the Certificates -- The Corridor Contract" in this free writing prospectus. Any amounts received on the corridor contract for a distribution date that are not used on that date to cover net rate carryover on the Class 3-A-1 Certificates are expected to be distributed to the holders of the Class C Certificates as provided in the pooling and servicing agreement and will not be available thereafter for payment of net rate carryover on any class of certificates.

PRINCIPAL PAYMENTS

On each distribution date, certificateholders will receive a distribution of principal on their certificates in accordance with the priorities of payment set forth in this free writing prospectus to the extent there is cash available on that date in the priorities described herein.

OPTIONAL TERMINATION

The master servicer may purchase all of the remaining assets of the trust fund and retire all outstanding classes certificates on or after the first distribution date on which the aggregate stated principal balance of the mortgage loans and any foreclosed real estate owned by the trust fund declines to 10% or less of the aggregate stated principal balance of the mortgage loans as of the cut-off date. The NIM Insurer may also have the right to purchase all of the remaining assets in the trust fund.

ADVANCES

The master servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the master servicer reasonably believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

CREDIT ENHANCEMENT

Credit enhancements provide limited protection to holders of certain certificates against shortfalls in payments received on the mortgage loans. This transaction employs the following forms of credit enhancement:

OVERCOLLATERALIZATION

The aggregate stated principal balance of the mortgage loans as of the cut-off date is expected to exceed the initial aggregate class certificate balance of the certificates (other than the Class C, Class P-1, Class P-2 and Class P-3 Certificates) by approximately $14,415,520. This amount is called "overcollateralization" and is approximately equal to the initial level of overcollateralization required by the pooling and servicing agreement.

On any distribution date, the amount of overcollateralization (if any) will be available to absorb the losses from liquidated mortgage loans if those losses are not otherwise covered by excess cashflow (if any) from the mortgage loans. The required level of overcollateralization may change over time.

The mortgage loans are expected to accrue more interest than is needed to pay interest on the interest-bearing certificates because the weighted average interest rate of the mortgage loans is expected to be higher than the sum of the weighted average pass-through rate on the interest-bearing certificates and the weighted average expense fee rate.

SUBORDINATION

The issuance of senior certificates and subordinated certificates by the trust fund is designed to increase the likelihood that senior certificateholders will receive regular payments of interest and principal. The senior certificates will have a payment priority over the subordinated certificates. Within the classes with an M designation, the payment priority is in numerical order.

Subordination is designed to provide the holders of certificates having a higher payment priority with protection against losses realized when the remaining unpaid principal balance on a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating the realized losses on the mortgage loans first, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the lowest payment priority, and second to the senior certificates.

Realized losses on the mortgage loans that are allocable to the senior certificates will be allocated in accordance with the priorities set forth in this free writing prospectus under "Description of the Certificates -- Allocation of Losses."

TAX STATUS

For federal income tax purposes, the trust fund (exclusive of the assets held in the carryover reserve fund and the trust fund's rights with respect to payments received under the corridor contract) will consist of one or more REMICs: one or more underlying REMICs (if any) and the master REMIC. The assets of the lowest underlying REMIC in this tiered structure (or the master REMIC if there are no underlying REMICs) will consist of the mortgage loans and any other assets designated in the pooling and servicing agreement. The master REMIC will issue the several classes of certificates, which, other than the Class A-R Certificates, will represent the regular interests in the master REMIC. The offered certificates, other than the Class A-R Certificates, will also represent the right to receive payments from the carryover reserve fund. The Class A-R Certificates will represent ownership of both the residual interest in the master REMIC and the residual interests in any underlying REMICs.

ERISA CONSIDERATIONS

The offered certificates (other than the Class A-R Certificates) may be purchased by a pension or other benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or by an entity investing the assets of such a benefit plan, so long as certain conditions are met.

LEGAL INVESTMENT

The senior certificates and the Class M-1, Class M-2 and Class M-3 Certificates will be mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984 as long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. None of the other classes of offered certificates will be "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

                                  LOAN GROUP 1

                            CURRENT MORTGAGE RATES(1)

                                                                                                                           WEIGHTED
                                                                                                 WEIGHTED      WEIGHTED    AVERAGE
                                                                 % OF           AVERAGE          AVERAGE        AVERAGE    ORIGINAL
                             NUMBER OF       AGGREGATE         MORTGAGE        PRINCIPAL      REMAINING TERM     FICO     LOAN-TO-
                              MORTGAGE   PRINCIPAL BALANCE   LOANS IN LOAN       BALANCE       TO MATURITY      CREDIT      VALUE
CURRENT MORTGAGE RATE (%)      LOANS         OUTSTANDING         GROUP 1      OUTSTANDING($)    (MONTHS)         SCORE     RATIO(%)
-------------------------      -----         -----------         -------      --------------    --------         -----     --------
1.000.....................        29    $ 14,867,965.43           4.26%         512,688.46           359           699       74.95
1.375.....................         4       1,250,753.71           0.36          312,688.43           358           721       76.44
1.500.....................         9       1,955,982.57           0.56          217,331.40           360           670       79.56
1.750.....................         8       3,364,989.52           0.96          420,623.69           360           684       68.22
2.000.....................         2         386,765.86           0.11          193,382.93           359           671       79.35
2.125.....................         2         305,991.59           0.09          152,995.80           359           701       60.78
2.250.....................         6         874,102.74           0.25          145,683.79           359           674       78.20
2.500.....................         8       2,075,718.00           0.59          259,464.75           360           720       80.10
2.750.....................         2         574,084.54           0.16          287,042.27           359           644       84.66
2.875.....................         1         115,796.64           0.03          115,796.64           359           718       80.00
3.000.....................         2         419,500.00           0.12          209,750.00           360           679       80.00
3.250.....................         7       1,077,925.26           0.31          153,989.32           359           695       80.49
3.500.....................         1         345,000.00           0.10          345,000.00           360           699       75.00
3.750.....................         1         128,934.42           0.04          128,934.42           359           747       80.00
4.250.....................         1         636,621.69           0.18          636,621.69           359           626       75.00
4.535.....................         1          72,411.75           0.02           72,411.75           359           692       86.31
4.625.....................         1         299,613.83           0.09          299,613.83           359           681       75.00
5.375.....................         1         399,119.52           0.11          399,119.52           359           649       69.38
5.500.....................         1         610,598.00           0.18          610,598.00           359           674       79.48
5.625.....................         8       4,270,653.19           1.22          533,831.65           359           713       68.67
5.750.....................         4       1,623,993.83           0.47          405,998.46           359           689       82.69
5.875.....................        24       9,187,682.85           2.63          382,820.12           359           705       70.53
6.000.....................        36      15,819,836.17           4.53          439,439.89           359           715       73.85
6.125.....................        36      15,953,036.45           4.57          443,139.90           359           715       74.42
6.250.....................       151      65,283,009.03          18.71          432,337.81           359           705       75.11
6.375.....................        84      36,402,183.65          10.43          433,359.33           358           699       73.91
6.500.....................        76      28,418,181.26           8.15          373,923.44           359           686       74.99
6.505.....................         1         394,307.52           0.11          394,307.52           359           665       84.95
6.515.....................         1         298,276.18           0.09          298,276.18           359           649       83.00

                                                                                                                           WEIGHTED
                                                                                                 WEIGHTED      WEIGHTED    AVERAGE
                                                                 % OF           AVERAGE          AVERAGE        AVERAGE    ORIGINAL
                             NUMBER OF       AGGREGATE         MORTGAGE        PRINCIPAL      REMAINING TERM     FICO     LOAN-TO-
                              MORTGAGE   PRINCIPAL BALANCE   LOANS IN LOAN       BALANCE       TO MATURITY      CREDIT      VALUE
CURRENT MORTGAGE RATE (%)      LOANS         OUTSTANDING         GROUP 1      OUTSTANDING($)    (MONTHS)         SCORE     RATIO(%)
-------------------------      -----         -----------         -------      --------------    --------         -----     --------
6.545.....................         1         461,606.16           0.13          461,606.16           359           663       90.00
6.555.....................         1         413,348.45           0.12          413,348.45           359           732       90.00
6.625.....................        86      29,522,196.42           8.46          343,281.35           359           682       76.44
6.655.....................         1         143,758.14           0.04          143,758.14           359           690       81.82
6.665.....................         1         389,924.06           0.11          389,924.06           359           715       95.00
6.685.....................         1         370,556.44           0.11          370,556.44           358           708       95.00
6.690.....................         1         378,065.08           0.11          378,065.08           358           691       90.00
6.705.....................         1         396,375.43           0.11          396,375.43           358           790       95.00
6.730.....................         1         337,058.01           0.10          337,058.01           358           673       85.32
6.735.....................         1         568,501.62           0.16          568,501.62           359           705       85.00
6.750.....................        96      35,422,090.02          10.15          368,980.10           359           683       76.48
6.765.....................         1         476,198.84           0.14          476,198.84           359           697       90.00
6.830.....................         1         539,497.45           0.15          539,497.45           358           743       90.04
6.875.....................       176      59,728,600.94          17.12          339,367.05           359           673       76.90
6.980.....................         1         426,937.05           0.12          426,937.05           359           721       95.00
7.000.....................         2         838,532.05           0.24          419,266.03           359           716       70.66
7.015.....................         2         808,278.60           0.23          404,139.30           359           642       89.95
7.030.....................         2         577,008.13           0.17          288,504.07           359           683       85.00
7.090.....................         1         395,374.96           0.11          395,374.96           358           641       90.00
7.100.....................         1         440,305.96           0.13          440,305.96           359           726       90.00
7.105.....................         1         382,410.30           0.11          382,410.30           359           661       89.07
7.125.....................        10       3,490,290.34           1.00          349,029.03           358           678       74.41
7.160.....................         1         118,846.82           0.03          118,846.82           359           693       86.86
7.180.....................         1         390,842.44           0.11          390,842.44           359           704       90.00
7.240.....................         1         399,320.57           0.11          399,320.57           359           660       87.90
7.250.....................         3       1,671,159.37           0.48          557,053.12           358           696       78.86
7.260.....................         1         288,545.18           0.08          288,545.18           359           704       85.00
7.305.....................         1         597,656.71           0.17          597,656.71           359           641       90.00
7.405.....................         1          63,899.27           0.02           63,899.27           359           772       84.21

                                                                                                                           WEIGHTED
                                                                                                 WEIGHTED      WEIGHTED    AVERAGE
                                                                 % OF           AVERAGE          AVERAGE        AVERAGE    ORIGINAL
                             NUMBER OF       AGGREGATE         MORTGAGE        PRINCIPAL      REMAINING TERM     FICO     LOAN-TO-
                              MORTGAGE   PRINCIPAL BALANCE   LOANS IN LOAN       BALANCE       TO MATURITY      CREDIT      VALUE
CURRENT MORTGAGE RATE (%)      LOANS         OUTSTANDING         GROUP 1      OUTSTANDING($)    (MONTHS)         SCORE     RATIO(%)
-------------------------      -----         -----------         -------      --------------    --------         -----     --------
7.475.....................         1         534,637.87           0.15          534,637.87           359           714       90.00
7.500.....................         2         453,851.22           0.13          226,925.61           358           685       75.68
8.000.....................         1         430,113.32           0.12          430,113.32           358           722       75.00
                                 ---    ---------------         ------
      Total...............       910    $348,868,822.42         100.00%
                                 ===    ===============         ======

----------------

(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the Mortgage Loans in Loan Group 1 (as so adjusted) was approximately 6.092% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans in Loan Group 1 was approximately 6.116% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                       WEIGHTED             WEIGHTED
                                                                   % OF                     WEIGHTED   AVERAGE    WEIGHTED  AVERAGE
                                                  AGGREGATE      MORTGAGE      AVERAGE      AVERAGE   REMAINING    AVERAGE  ORIGINAL
RANGE OF CURRENT                NUMBER OF         PRINCIPAL        LOANS      PRINCIPAL     CURRENT    TERM TO      FICO    LOAN-TO-
MORTGAGE LOAN                    MORTGAGE          BALANCE       IN LOAN       BALANCE      MORTGAGE   MATURITY    CREDIT     VALUE
PRINCIPAL BALANCES ($)            LOANS         OUTSTANDING       GROUP 1   OUTSTANDING($)   RATE(%)  (MONTHS)     SCORE    RATIO(%)
----------------------            -----         -----------       -------   --------------   -------  --------     -----    --------
        0.01 -    50,000.00..          3      $    109,893.33       0.03%       36,631.11     5.821       359        710      72.07
   50,000.01 -   100,000.00..         26         2,053,257.34       0.59        78,971.44     5.852       359        689      71.23
  100,000.01 -   150,000.00..         63         7,874,983.19       2.26       124,999.73     5.719       359        698      74.35
  150,000.01 -   200,000.00..         87        15,649,927.86       4.49       179,884.23     6.105       359        681      72.42
  200,000.01 -   250,000.00..         76        17,106,390.77       4.90       225,084.09     5.910       359        679      74.56
  250,000.01 -   300,000.00..         96        26,425,309.70       7.57       275,263.64     6.115       359        681      76.77
  300,000.01 -   350,000.00..         66        21,487,780.72       6.16       325,572.44     6.207       359        683      74.76
  350,000.01 -   400,000.00..        102        38,759,853.90      11.11       379,998.57     6.578       359        676      78.94
  400,000.01 -   450,000.00..         97        41,198,149.85      11.81       424,723.19     6.296       359        698      77.50
  450,000.01 -   500,000.00..         92        43,689,299.44      12.52       474,883.69     6.154       359        693      76.63
  500,000.01 -   550,000.00..         63        33,089,849.20       9.48       525,235.70     5.940       359        705      77.95
  550,000.01 -   600,000.00..         36        20,951,306.86       6.01       581,980.75     6.375       359        702      77.87
  600,000.01 -   650,000.00..         44        27,497,531.40       7.88       624,943.90     5.908       359        692      75.13
  650,000.01 -   700,000.00..         12         7,988,381.96       2.29       665,698.50     6.435       359        714      73.12
  700,000.01 -   750,000.00..          9         6,509,424.57       1.87       723,269.40     5.794       359        739      69.33
  750,000.01 - 1,000,000.00..         26        22,171,164.32       6.36       852,737.09     5.739       359        701      72.65
1,000,000.01 - 1,500,000.00..         10        12,767,393.53       3.66     1,276,739.35     6.034       359        686      70.47
1,500,000.01 - 2,000,000.00..          2         3,538,924.48       1.01     1,769,462.24     4.322       358        712      61.40
                                     ---      ---------------     ------
  Total......................        910      $348,868,822.42     100.00%
                                     ===      ===============     ======

--------------

(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 1 was approximately $383,372.

                              FICO CREDIT SCORES(1)

                                                                                                      WEIGHTED              WEIGHTED
                                                                  % OF                    WEIGHTED    AVERAGE    WEIGHTED   AVERAGE
                                                 AGGREGATE      MORTGAGE     AVERAGE      AVERAGE    REMAINING   AVERAGE    ORIGINAL
                                 NUMBER OF       PRINCIPAL       LOANS      PRINCIPAL     CURRENT     TERM TO      FICO     LOAN-TO-
                                  MORTGAGE        BALANCE       IN LOAN      BALANCE      MORTGAGE   MATURITY     CREDIT     VALUE
RANGE OF FICO CREDIT SCORES        LOANS        OUTSTANDING     GROUP 1   OUTSTANDING($)   RATE(%)    (MONTHS)    SCORE     RATIO(%)
---------------------------        -----        -----------     -------   --------------   -------    --------    -----     --------
601-620.......................        11      $  4,371,929.79     1.25%     397,448.16      6.519        359        617       70.43
621-640.......................        83        28,448,348.99     8.15      342,751.19      6.415        359        631       74.51
641-660.......................       149        51,023,169.21    14.63      342,437.38      6.091        359        652       74.69
661-680.......................       205        77,899,005.03    22.33      379,995.15      6.149        359        670       75.68
681-700.......................       155        59,848,302.30    17.15      386,118.08      6.137        359        691       76.51
701-720.......................        98        40,171,378.29    11.51      409,912.02      6.070        359        712       78.10
721-740.......................        81        31,947,906.58     9.16      394,418.60      6.224        359        730       77.40
741-760.......................        52        24,967,732.57     7.16      480,148.70      5.859        359        749       74.35
761-780.......................        47        17,945,617.59     5.14      381,821.65      5.771        359        768       75.73
781-800.......................        21         8,707,353.93     2.50      414,635.90      5.983        359        791       74.19
801-820.......................         6         2,974,566.51     0.85      495,761.09      5.994        359        810       65.38
Not Available.................         2           563,511.63     0.16      281,755.82      5.755        359        N/A       80.00
                                     ---      ---------------   ------
      Total...................       910      $348,868,822.42   100.00%
                                     ===      ===============   ======

-----------

(1) As of the cut-off date, the weighted average FICO Credit Score of the Mortgage Loans in Loan Group 1 was approximately 692.

                    DOCUMENTATION PROGRAM FOR MORTGAGE LOANS

                                                                                                    WEIGHTED                WEIGHTED
                                                               % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                             MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                               NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                               MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY   FICO CREDIT    VALUE
TYPE OF PROGRAM                  LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)   (MONTHS)      SCORE     RATIO(%)
---------------                  -----       -----------     -------     --------------   -------   --------      -----     --------
CLUES........................       8     $    3,100,338.18     0.89%      387,542.27      6.623       359         662       75.57
Full/Alternative.............     129         46,412,667.76    13.30       359,788.12      5.802       359         695       76.75
Reduced......................     658        259,486,164.69    74.38       394,355.87      6.169       359         691       75.86
Stated Income/Stated Asset...     115         39,869,651.79    11.43       346,692.62      6.102       359         699       73.83
                                  ---     -----------------   ------
   Total.....................     910     $  348,868,822.42   100.00%
                                  ===     =================   ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                     WEIGHTED               WEIGHTED
                                                               % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                             MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
RANGE OF                       NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
ORIGINAL                        MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
LOAN-TO-VALUE RATIOS (%)         LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
------------------------         -----       -----------     -------     --------------   -------   --------      -----     --------
50.00 or Less...........           28     $    8,454,034.74     2.42%      301,929.81      6.077       359         689       44.63
50.01 to 55.00..........           16          5,435,483.05     1.56       339,717.69      5.572       359         676       53.57
55.01 to 60.00..........           23          8,648,591.70     2.48       376,025.73      6.239       358         720       58.38
60.01 to 65.00..........           30         15,157,322.47     4.34       505,244.08      5.281       359         697       63.30
65.01 to 70.00..........           80         33,729,161.11     9.67       421,614.51      6.132       359         687       68.79
70.01 to 75.00..........          176         70,041,085.62    20.08       397,960.71      6.239       359         689       74.39
75.01 to 80.00..........          495        184,781,271.73    52.97       373,295.50      6.055       359         694       79.71
80.01 to 85.00..........           16          3,954,092.02     1.13       247,130.75      6.439       359         681       84.38
85.01 to 90.00..........           32         12,861,345.61     3.69       401,917.05      7.018       359         675       89.36
90.01 to 95.00..........           14          5,806,434.37     1.66       414,745.31      6.855       358         725       94.31
                                  ---     -----------------   ------
     Total..............          910     $  348,868,822.42   100.00%
                                  ===     =================   ======

-----------

(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 1 was approximately 75.74%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 1 that may exist at the time of origination.

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                               WEIGHTED               WEIGHTED
                                                         % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                       MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                         NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                          MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
GEOGRAPHIC AREA            LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
---------------            -----       -----------     -------     --------------   -------    --------     -----     --------
Alaska.................       1     $      442,375.36    0.13%       442,375.36      6.250       359         641       74.50
Arizona................      28          7,190,785.33    2.06        256,813.76      5.858       358         694       75.92
California.............     496        221,691,451.97   63.55        446,958.57      6.328       359         693       76.13
Colorado...............       5          1,897,987.42    0.54        379,597.48      4.974       358         703       72.08
Connecticut............       7          2,491,771.80    0.71        355,967.40      6.606       359         662       72.30
District Of Columbia...       2            635,778.58    0.18        317,889.29      6.365       358         701       74.14
Florida................     104         34,395,486.59    9.86        330,725.83      5.355       359         703       75.84
Georgia................       4          1,214,067.92    0.35        303,516.98      6.784       358         661       72.06
Hawaii.................       6          2,274,601.84    0.65        379,100.31      6.362       359         661       53.34
Idaho..................       7            993,547.23    0.28        141,935.32      6.276       359         730       75.76
Illinois...............       6          1,323,079.90    0.38        220,513.32      6.241       359         673       83.26
Indiana................       3            413,042.91    0.12        137,680.97      6.536       355         640       80.00
Kansas.................       2            500,436.40    0.14        250,218.20      6.546       359         680       80.00
Kentucky...............       1             76,376.96    0.02         76,376.96      6.750       359         724       71.16
Maryland...............      16          6,011,898.23    1.72        375,743.64      6.261       359         698       73.46
Massachusetts..........       1            177,291.59    0.05        177,291.59      2.125       358         659       46.84
Michigan...............      27          6,706,764.25    1.92        248,398.68      4.581       359         669       72.82
Minnesota..............       4          2,101,584.63    0.60        525,396.16      6.369       358         687       79.40
Missouri...............       5          1,951,681.85    0.56        390,336.37      6.846       359         646       79.22
Nevada.................      41         13,926,509.06    3.99        339,670.95      6.006       359         703       76.09
New Hampshire..........       1            164,636.80    0.05        164,636.80      6.875       359         648       75.00
New Jersey.............      15          4,584,745.90    1.31        305,649.73      6.376       359         675       77.38
New York...............      26          9,664,479.07    2.77        371,710.73      6.210       359         694       73.90
Ohio...................       3            682,794.91    0.20        227,598.30      6.287       359         673       78.59
Oklahoma...............       7            751,323.31    0.22        107,331.90      4.227       359         702       81.34
Oregon.................       7          1,657,312.92    0.48        236,758.99      6.408       359         678       69.57
Pennsylvania...........      10          2,631,685.35    0.75        263,168.54      6.042       359         702       68.14
Tennessee..............       1            186,556.00    0.05        186,556.00      6.125       359         660       80.00
Texas..................      12          2,156,258.05    0.62        179,688.17      4.762       359         680       76.91
Utah...................       6          1,344,601.83    0.39        224,100.31      3.904       360         684       78.89

                                                                                               WEIGHTED               WEIGHTED
                                                         % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                       MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                         NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                          MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
GEOGRAPHIC AREA            LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
---------------            -----       -----------     -------     --------------   -------    --------     -----     --------
Virginia                     25         11,107,139.55    3.18        444,285.58      6.135       359         689       75.95
Washington.............      23          6,187,387.27    1.77        269,016.84      5.041       358         698       78.61
Wisconsin..............       8          1,333,381.64    0.38        166,672.71      6.558       358         700       71.00
                            ---     -----------------  ------
     Total.............     910     $  348,868,822.42  100.00%
                            ===     =================  ======


-----------

(1) As of the cut-off date, no more than approximately 0.911% of the Mortgage Loans in Loan Group 1 will be secured by mortgaged properties located in any one postal zip code area.


                            PURPOSE OF MORTGAGE LOANS

                                                                                                WEIGHTED               WEIGHTED
                                                          % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                        MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                          NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                           MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
LOAN PURPOSE                LOANS       OUTSTANDING      GROUP 1    OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
------------                -----       -----------      -------    --------------   -------    --------     -----     --------
Refinance (cash-out)....     479     $  185,230,626.14   53.09%      386,702.77       6.248       359         690       73.87
Purchase................     269        104,464,283.75   29.94       388,343.06       5.932       359         702       78.92
Refinance (rate/term)...     162         59,173,912.53   16.96       365,271.07       6.030       359         684       75.97
                             ---     -----------------  ------
     Total..............     910     $  348,868,822.42  100.00%
                             ===     =================  ======

                          TYPES OF MORTGAGED PROPERTIES

                                                                                                   WEIGHTED               WEIGHTED
                                                             % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                           MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                             NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                              MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
PROPERTY TYPE                  LOANS       OUTSTANDING      GROUP 1    OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
-------------                  -----       -----------      -------    --------------   -------    --------     -----     --------
2 to 4 Family Residence....     140     $   47,374,211.31    13.58%      338,387.22       6.451      359         703        74.49
Condominium Hotel..........       5            742,359.86     0.21       148,471.97       6.088      359         747        67.18
High-rise Condominium......       5          1,579,548.83     0.45       315,909.77       4.801      358         691        79.62
Low-rise Condominium.......      71         21,835,543.46     6.26       307,542.87       6.322      359         687        78.88
Planned Unit Development...     167         70,236,913.22    20.13       420,580.32       5.770      359         699        76.51
Single Family Residence....     522        207,100,245.74    59.36       396,743.77       6.146      359         688        75.44
                                ---     -----------------   ------
     Total.................     910     $  348,868,822.42   100.00%
                                ===     =================   ======



                               OCCUPANCY TYPES(1)

                                                                                                   WEIGHTED               WEIGHTED
                                                             % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                           MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                             NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                              MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
OCCUPANCY TYPE                 LOANS       OUTSTANDING      GROUP 1    OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
--------------                 -----       -----------      -------    --------------   -------    --------     -----     --------
Investment Property........     222     $   62,277,320.19    17.85%     280,528.47       6.289       359         700       74.05
Primary Residence..........     659        274,122,406.65    78.57      415,967.23       6.130       359         690       76.27
Secondary Residence........      29         12,469,095.58     3.57      429,968.81       4.943       359         713       72.56
                                ---     -----------------   ------
     Total.................     910     $  348,868,822.42   100.00%
                                ===     =================   ======


-----------

(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)


                                                                                                                           WEIGHTED
                                                                % OF                             WEIGHTED                   AVERAGE
                                                              MORTGAGE                           AVERAGE       WEIGHTED    ORIGINAL
                          NUMBER OF          AGGREGATE        LOANS IN           AVERAGE         CURRENT       AVERAGE     LOAN-TO-
REMAINING TERM             MORTGAGE      PRINCIPAL BALANCE      LOAN        PRINCIPAL BALANCE    MORTGAGE    FICO CREDIT     VALUE
TO MATURITY (MONTHS)        LOANS           OUTSTANDING        GROUP 1        OUTSTANDING($)     RATE(%)        SCORE      RATIO(%)
--------------------        -----           -----------        -------        --------------     -------        -----      --------
360...................         38      $      13,728,712.00      3.94%          361,281.89        1.572          690        74.81
359...................        679            258,163,572.99     74.00           380,211.45        6.425          691        75.72
358...................        157             61,512,835.95     17.63           391,801.50        5.762          696        76.42
357...................         28             12,380,708.49      3.55           442,168.16        6.391          701        74.22
356...................          3              1,230,236.75      0.35           410,078.92        6.579          681        75.52
354...................          2                979,828.46      0.28           489,914.23        6.375          696        69.86
353...................          2                662,961.24      0.19           331,480.62        6.250          735        77.22
352...................          1                209,966.54      0.06           209,966.54        6.500          622        80.00
                              ---      --------------------    ------
     Total............        910      $     348,868,822.42    100.00%
                              ===      ====================    ======

-----------
(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 1 was approximately 359 months.


                                  LOAN PROGRAMS

                                                                                                 WEIGHTED                 WEIGHTED
                                                       % OF                        WEIGHTED      AVERAGE                   AVERAGE
                                                     MORTGAGE                      AVERAGE      REMAINING      WEIGHTED   ORIGINAL
                     NUMBER OF       AGGREGATE       LOANS IN       AVERAGE        CURRENT       TERM TO       AVERAGE    LOAN-TO-
                      MORTGAGE   PRINCIPAL BALANCE     LOAN    PRINCIPAL BALANCE   MORTGAGE      MATURITY    FICO CREDIT    VALUE
LOAN PROGRAM           LOANS        OUTSTANDING       GROUP 1    OUTSTANDING($)    RATE(%)       (MONTHS)       SCORE     RATIO(%)
------------           -----        -----------       -------    --------------    -------       --------       -----     --------
One-Year MTA......       910   $     348,868,822.42   100.00%      383,372.33       6.116          359           692       75.74
                         ---   --------------------   ------
     Total........       910   $     348,868,822.42   100.00%
                         ===   ====================   ======

                                GROSS MARGINS(1)

                                                                                                  WEIGHTED                 WEIGHTED
                                                          % OF                        WEIGHTED    AVERAGE                   AVERAGE
                                                        MORTGAGE                      AVERAGE    REMAINING      WEIGHTED   ORIGINAL
                     NUMBER OF       AGGREGATE          LOANS IN       AVERAGE        CURRENT     TERM TO       AVERAGE    LOAN-TO-
                     MORTGAGE    PRINCIPAL BALANCE        LOAN    PRINCIPAL BALANCE   MORTGAGE    MATURITY    FICO CREDIT    VALUE
GROSS MARGIN (%)       LOANS        OUTSTANDING          GROUP 1    OUTSTANDING($)    RATE(%)     (MONTHS)       SCORE     RATIO(%)
----------------       -----        -----------          -------    --------------    -------     --------       -----     --------
2.050.............        1        $    399,119.52         0.11%      399,119.52       5.375        359           649       69.38
2.200.............        2             750,598.00         0.22       375,299.00       4.754        359           664       79.58
2.275.............        2             681,416.65         0.20       340,708.33       5.625        358           766       65.52
2.350.............        7           4,239,236.54         1.22       605,605.22       4.916        359           706       70.10
2.425.............        3           1,378,986.28         0.40       459,662.09       5.750        359           692       83.35
2.450.............        1             245,007.55         0.07       245,007.55       5.750        357           671       79.00
2.500.............       10           4,193,262.48         1.20       419,326.25       5.875        359           696       70.48
2.525.............        1             177,974.87         0.05       177,974.87       5.875        359           637       50.25
2.575.............       14           5,537,445.50         1.59       395,531.82       5.240        359           720       71.80
2.650.............       16           6,225,551.28         1.78       389,096.96       5.408        359           708       75.61
2.725.............       22          10,331,625.53         2.96       469,619.34       6.000        359           718       72.76
2.750.............        3           1,586,458.65         0.45       528,819.55       6.125        359           701       77.83
2.775.............        1             648,569.22         0.19       648,569.22       6.125        359           714       79.75
2.800.............       30          13,132,554.57         3.76       437,751.82       5.954        359           716       73.96
2.825.............        2             775,316.90         0.22       387,658.45       6.125        358           705       79.85
2.850.............        1             429,737.11         0.12       429,737.11       6.125        358           726       66.15
2.875.............       58          24,338,968.52         6.98       419,637.39       5.780        359           720       75.50
2.900.............        1             303,026.15         0.09       303,026.15       6.250        359           651       75.00
2.925.............        1             368,000.00         0.11       368,000.00       1.750        360           697       80.00
2.950.............      103          46,112,856.91        13.22       447,697.64       5.777        359           697       74.40
2.975.............        2           1,348,048.89         0.39       674,024.45       6.250        358           728       75.00
3.000.............        5           3,909,365.75         1.12       781,873.15       6.186        357           728       66.15
3.025.............        1             311,862.53         0.09       311,862.53       6.375        358           773       80.00
3.050.............        2             703,883.80         0.20       351,941.90       6.375        358           735       80.00
3.075.............       81          33,259,598.24         9.53       410,612.32       5.752        359           691       74.17
3.100.............        5           2,303,272.09         0.66       460,654.42       6.375        358           711       78.54
3.125.............        2             633,795.44         0.18       316,897.72       6.500        356           723       80.00
3.150.............        5           1,710,684.35         0.49       342,136.87       6.233        359           708       76.90
3.175.............        4             807,218.53         0.23       201,804.63       6.500        358           726       68.09
3.200.............       69          26,429,721.81         7.58       383,039.45       6.239        359           680       75.09
3.225.............        1             207,542.15         0.06       207,542.15       6.500        359           775       80.00
3.250.............        3           1,090,186.35         0.31       363,395.45       6.625        359           749       75.15

                                                                                                  WEIGHTED                 WEIGHTED
                                                          % OF                        WEIGHTED    AVERAGE                   AVERAGE
                                                        MORTGAGE                      AVERAGE    REMAINING      WEIGHTED   ORIGINAL
                     NUMBER OF       AGGREGATE          LOANS IN       AVERAGE        CURRENT     TERM TO       AVERAGE    LOAN-TO-
                     MORTGAGE    PRINCIPAL BALANCE        LOAN    PRINCIPAL BALANCE   MORTGAGE    MATURITY    FICO CREDIT    VALUE
GROSS MARGIN (%)       LOANS        OUTSTANDING          GROUP 1    OUTSTANDING($)    RATE(%)     (MONTHS)       SCORE     RATIO(%)
----------------       -----        -----------          -------    --------------    -------     --------       -----     --------
3.275.............        3             762,468.71         0.22       254,156.24       6.625        359           683       65.45
3.300.............        2             234,682.18         0.07       117,341.09       3.972        359           752       65.91
3.325.............       85          30,537,208.31         8.75       359,261.27       6.051        359           681       76.99
3.350.............        1             313,926.92         0.09       313,926.92       6.625        358           675       60.38
3.375.............        3             622,879.21         0.18       207,626.40       4.632        359           683       77.59
3.400.............        3             899,794.05         0.26       299,931.35       6.750        358           678       84.15
3.450.............       99          37,479,256.37        10.74       378,578.35       6.265        359           683       76.48
3.475.............        1             291,906.36         0.08       291,906.36       6.750        359           635       75.00
3.500.............        5           1,742,997.68         0.50       348,599.54       6.875        358           708       75.53
3.525.............        5           1,015,618.28         0.29       203,123.66       4.763        359           681       80.00
3.575.............      181          59,241,963.42        16.98       327,303.67       6.688        359           673       76.87
3.600.............        6           2,034,865.73         0.58       339,144.29       4.667        358           678       85.87
3.700.............        2             838,532.05         0.24       419,266.03       7.000        359           716       70.66
3.775.............        2             930,567.85         0.27       465,283.93       7.125        359           692       79.28
3.820.............        1             193,635.41         0.06       193,635.41       7.125        358           683       80.00
3.825.............        8           2,961,559.47         0.85       370,194.93       7.125        358           693       74.69
3.850.............        2             330,700.00         0.09       165,350.00       2.507        360           696       76.83
3.950.............        2           1,020,948.84         0.29       510,474.42       7.250        358           697       78.29
3.975.............        5           1,160,386.19         0.33       232,077.24       5.122        358           696       77.79
4.075.............        4           1,379,839.32         0.40       344,959.83       7.375        359           675       87.63
4.100.............        5           1,125,899.61         0.32       225,179.92       3.638        359           653       71.65
4.125.............        2             453,851.22         0.13       226,925.61       7.500        358           685       75.68
4.200.............        3           1,020,597.98         0.29       340,199.33       7.500        358           687       86.96
4.325.............        3           1,156,855.93         0.33       385,618.64       7.625        358           738       95.00
4.450.............        6           2,357,661.32         0.68       392,943.55       7.750        359           716       89.73
4.575.............        3           1,043,966.28         0.30       347,988.76       7.875        359           656       89.30
4.625.............        1             430,113.32         0.12       430,113.32       8.000        358           722       75.00
4.700.............        2             518,167.39         0.15       259,083.70       8.000        359           668       87.66
4.825.............        3           1,342,916.47         0.38       447,638.82       8.125        359           671       89.97
4.950.............        1             395,374.96         0.11       395,374.96       8.250        358           641       90.00

                                                                                          WEIGHTED               WEIGHTED
                                                   % OF                        WEIGHTED   AVERAGE                 AVERAGE
                                                  MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                    NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                    MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
GROSS MARGIN (%)      LOANS       OUTSTANDING      GROUP 1    OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
----------------      -----       -----------      -------    --------------   -------    --------     -----     --------
5.075...........         1            386,377.68     0.11      386,377.68        8.375      359         631        90.00
5.225...........         1             72,411.75     0.02       72,411.75        5.375      359         692        86.31
                       ---     -----------------   ------
     Total......       910     $  348,868,822.42   100.00%
                       ===     =================   ======

----------

(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 1 was approximately 3.209%.



                          INITIAL RATE ADJUSTMENT DATES

                                                                                                    WEIGHTED               WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                            MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                               MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
INITIAL RATE ADJUSTMENT DATE    LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
----------------------------    -----       -----------      -------    --------------   -------    --------     -----     --------
May 1, 2005.................       1     $      209,966.54    0.06%       209,966.54       6.500      352         622        80.00
June 1, 2005................       2            662,961.24    0.19        331,480.62       6.250      353         735        77.22
July 1, 2005................       1            493,163.11    0.14        493,163.11       6.375      354         669        70.00
September 1, 2005...........       3          1,494,192.75    0.43        498,064.25       6.524      355         693        72.96
October 1, 2005.............      19          6,677,031.12    1.91        351,422.69       6.403      357         696        76.42
November 1, 2005............     135         51,932,600.84   14.89        384,685.93       6.593      358         695        76.48
December 1, 2005............     663        258,308,792.81   74.04        389,606.02       6.508      359         692        75.62
January 1, 2006.............      57         22,736,956.46    6.52        398,893.97       1.470      359         696        75.36
February 1, 2006............      25          5,558,457.55    1.59        222,338.30       2.529      359         685        76.12
March 1, 2006...............       4            794,700.00    0.23        198,675.00       2.065      360         692        76.04
                                 ---     -----------------   ------
     Total..................     910     $  348,868,822.42   100.00%
                                 ===     =================   ======

                           MAXIMUM MORTGAGE RATES(1)

                                                                                                WEIGHTED               WEIGHTED
                                                          % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                        MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                          NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                           MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
MAXIMUM MORTGAGE RATE (%)   LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
-------------------------   -----       -----------      -------    --------------   -------    --------     -----     --------
9.9500...................    899     $  344,312,978.14    98.69%      382,995.53      6.100       359         692       75.63
10.450...................      1            618,635.25     0.18       618,635.25      5.875       359         691       53.68
10.825...................      1            394,307.52     0.11       394,307.52      6.875       359         665       84.95
10.950...................      2            594,020.07     0.17       297,010.04      7.621       359         701       85.00
11.075...................      2            980,067.01     0.28       490,033.51      7.875       359         649       89.64
11.325...................      1            389,924.06     0.11       389,924.06      7.625       359         715       95.00
11.450...................      1            440,305.96     0.13       440,305.96      7.750       359         726       90.00
13.400...................      1            172,149.91     0.05       172,149.91      6.750       359         632       75.00
13.450...................      1            426,937.05     0.12       426,937.05      7.750       359         721       95.00
14.075...................      1            539,497.45     0.15       539,497.45      7.750       358         743       90.04
                             ---     -----------------   ------
     Total...............    910     $  348,868,822.42   100.00%
                             ===     =================   ======


-----------

(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 1 was approximately 9.973% per annum.

                            MINIMUM MORTGAGE RATES(1)

                                                                                                    WEIGHTED               WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                            MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                               MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
MINIMUM MORTGAGE RATE (%)       LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
-------------------------       -----       -----------      -------    --------------   -------    --------     -----     --------
2.050.......................       1     $      399,119.52     0.11%     399,119.52        5.375      359         649       69.38
2.200.......................       2            750,598.00     0.22      375,299.00        4.754      359         664       79.58
2.275.......................       2            681,416.65     0.20      340,708.33        5.625      358         766       65.52
2.350.......................       7          4,239,236.54     1.22      605,605.22        4.916      359         706       70.10
2.425.......................       3          1,378,986.28     0.40      459,662.09        5.750      359         692       83.35
2.450.......................       1            245,007.55     0.07      245,007.55        5.750      357         671       79.00
2.500.......................      10          4,193,262.48     1.20      419,326.25        5.875      359         696       70.48
2.525.......................       1            177,974.87     0.05      177,974.87        5.875      359         637       50.25
2.575.......................      14          5,537,445.50     1.59      395,531.82        5.240      359         720       71.80
2.650.......................      16          6,225,551.28     1.78      389,096.96        5.408      359         708       75.61
2.725.......................      22         10,331,625.53     2.96      469,619.34        6.000      359         718       72.76
2.750.......................       3          1,586,458.65     0.45      528,819.55        6.125      359         701       77.83
2.775.......................       1            648,569.22     0.19      648,569.22        6.125      359         714       79.75
2.800.......................      30         13,132,554.57     3.76      437,751.82        5.954      359         716       73.96
2.825.......................       2            775,316.90     0.22      387,658.45        6.125      358         705       79.85
2.850.......................       1            429,737.11     0.12      429,737.11        6.125      358         726       66.15
2.875.......................      58         24,338,968.52     6.98      419,637.39        5.780      359         720       75.50
2.900.......................       1            303,026.15     0.09      303,026.15        6.250      359         651       75.00
2.925.......................       1            368,000.00     0.11      368,000.00        1.750      360         697       80.00
2.950.......................     103         46,112,856.91    13.22      447,697.64        5.777      359         697       74.40
2.975.......................       2          1,348,048.89     0.39      674,024.45        6.250      358         728       75.00
3.000.......................       5          3,909,365.75     1.12      781,873.15        6.186      357         728       66.15
3.025.......................       1            311,862.53     0.09      311,862.53        6.375      358         773       80.00
3.050.......................       2            703,883.80     0.20      351,941.90        6.375      358         735       80.00
3.075.......................      81         33,259,598.24     9.53      410,612.32        5.752      359         691       74.17
3.100.......................       5          2,303,272.09     0.66      460,654.42        6.375      358         711       78.54
3.125.......................       2            633,795.44     0.18      316,897.72        6.500      356         723       80.00
3.150.......................       5          1,710,684.35     0.49      342,136.87        6.233      359         708       76.90
3.175.......................       4            807,218.53     0.23      201,804.63        6.500      358         726       68.09
3.200.......................      69         26,429,721.81     7.58      383,039.45        6.239      359         680       75.09
3.225.......................       1            207,542.15     0.06      207,542.15        6.500      359         775       80.00
3.250.......................       3          1,090,186.35     0.31      363,395.45        6.625      359         749       75.15

                                                                                                    WEIGHTED               WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                            MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                               MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
MINIMUM MORTGAGE RATE (%)       LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
-------------------------       -----       -----------      -------    --------------   -------    --------     -----     --------
3.275.......................       3            762,468.71     0.22      254,156.24        6.625      359         683       65.45
3.300.......................       2            234,682.18     0.07      117,341.09        3.972      359         752       65.91
3.325.......................      85         30,537,208.31     8.75      359,261.27        6.051      359         681       76.99
3.350.......................       1            313,926.92     0.09      313,926.92        6.625      358         675       60.38
3.375.......................       3            622,879.21     0.18      207,626.40        4.632      359         683       77.59
3.400.......................       3            899,794.05     0.26      299,931.35        6.750      358         678       84.15
3.450.......................      99         37,479,256.37    10.74      378,578.35        6.265      359         683       76.48
3.475.......................       1            291,906.36     0.08      291,906.36        6.750      359         635       75.00
3.500.......................       5          1,742,997.68     0.50      348,599.54        6.875      358         708       75.53
3.525.......................       5          1,015,618.28     0.29      203,123.66        4.763      359         681       80.00
3.575.......................     181         59,241,963.42    16.98      327,303.67        6.688      359         673       76.87
3.600.......................       6          2,034,865.73     0.58      339,144.29        4.667      358         678       85.87
3.700.......................       2            838,532.05     0.24      419,266.03        7.000      359         716       70.66
3.775.......................       2            930,567.85     0.27      465,283.93        7.125      359         692       79.28
3.820.......................       1            193,635.41     0.06      193,635.41        7.125      358         683       80.00
3.825.......................       8          2,961,559.47     0.85      370,194.93        7.125      358         693       74.69
3.850.......................       2            330,700.00     0.09      165,350.00        2.507      360         696       76.83
3.950.......................       2          1,020,948.84     0.29      510,474.42        7.250      358         697       78.29
3.975.......................       5          1,160,386.19     0.33      232,077.24        5.122      358         696       77.79
4.075.......................       4          1,379,839.32     0.40      344,959.83        7.375      359         675       87.63
4.100.......................       5          1,125,899.61     0.32      225,179.92        3.638      359         653       71.65
4.125.......................       2            453,851.22     0.13      226,925.61        7.500      358         685       75.68
4.200.......................       3          1,020,597.98     0.29      340,199.33        7.500      358         687       86.96
4.325.......................       3          1,156,855.93     0.33      385,618.64        7.625      358         738       95.00
4.450.......................       6          2,357,661.32     0.68      392,943.55        7.750      359         716       89.73
4.575.......................       3          1,043,966.28     0.30      347,988.76        7.875      359         656       89.30
4.625.......................       1            430,113.32     0.12      430,113.32        8.000      358         722       75.00
4.700.......................       2            518,167.39     0.15      259,083.70        8.000      359         668       87.66
4.825.......................       3          1,342,916.47     0.38      447,638.82        8.125      359         671       89.97
4.950.......................       1            395,374.96     0.11      395,374.96        8.250      358         641       90.00

                                                                                                    WEIGHTED               WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                            MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                               MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
MINIMUM MORTGAGE RATE (%)       LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
-------------------------       -----       -----------      -------    --------------   -------    --------     -----     --------
5.075.......................       1            386,377.68     0.11      386,377.68        8.375      359         631       90.00
5.225.......................       1             72,411.75     0.02       72,411.75        5.375      359         692       86.31
                                 ---     -----------------   ------
     Total..................     910     $  348,868,822.42   100.00%
                                 ===     =================   ======


-----------

(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 1 was approximately 3.209% per annum.

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                                    WEIGHTED               WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                            MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
MAXIMUM NEGATIVE               MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
AMORTIZATION (%)                LOANS       OUTSTANDING     GROUP 1     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
----------------                -----       -----------      -------    --------------   -------    --------     -----     --------
110.00......................      27     $    9,961,968.44     2.86%      368,961.79      6.207       359         693       73.78
115.00......................     883        338,906,853.98    97.14       383,812.97      6.114       359         692       75.80
                                 ---     -----------------   ------
     Total..................     910     $  348,868,822.42   100.00%
                                 ===     =================   ======


-----------

(1) Reflects maximum allowable percentage of original unpaid principal balance.

                                  LOAN GROUP 2

                            CURRENT MORTGAGE RATES(1)

                                                                                            WEIGHTED                     WEIGHTED
                                                              % OF                           AVERAGE                     AVERAGE
                                                            MORTGAGE                        REMAINING                    ORIGINAL
                           NUMBER OF         AGGREGATE      LOANS IN       AVERAGE           TERM TO       WEIGHTED      LOAN-TO-
                            MORTGAGE     PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE     MATURITY     AVERAGE FICO     VALUE
CURRENT MORTGAGE RATE (%)    LOANS          OUTSTANDING      GROUP 2    OUTSTANDING($)      (MONTHS)     CREDIT SCORE    RATIO(%)
-------------------------    -----          -----------      -------    --------------      --------     ------------    --------
1.000....................      768    $  408,324,023.77       31.89%     531,671.91            360           706          73.81
1.250....................        5         1,937,476.00        0.15      387,495.20            360           654          77.04
1.375....................       35        13,132,629.61        1.03      375,217.99            360           704          76.19
1.500....................      605       286,852,071.54       22.40      474,135.66            360           693          74.43
1.750....................       45        19,696,003.28        1.54      437,688.96            360           696          74.68
2.000....................      107        42,124,537.52        3.29      393,687.27            360           667          78.19
2.045....................        1           249,750.00        0.02      249,750.00            360           718          90.00
2.125....................        3         1,461,929.89        0.11      487,309.96            359           674          76.75
2.135....................        1           531,000.00        0.04      531,000.00            360           700          90.00
2.190....................        1           396,000.00        0.03      396,000.00            360           679          90.00
2.200....................        1           207,090.00        0.02      207,090.00            360           745          95.00
2.225....................        1           537,800.00        0.04      537,800.00            360           711          89.99
2.240....................        1           167,668.00        0.01      167,668.00            360           695          86.87
2.250....................       36        11,009,826.35        0.86      305,828.51            360           686          75.11
2.365....................        1           382,500.00        0.03      382,500.00            360           755          90.00
2.375....................        3         2,405,700.00        0.19      801,900.00            360           700          74.47
2.490....................        1           389,700.00        0.03      389,700.00            360           686          90.00
2.500....................      103        34,944,824.28        2.73      339,270.14            360           704          80.28
2.680....................        1           359,100.00        0.03      359,100.00            360           697          90.00
2.690....................        1           319,500.00        0.02      319,500.00            360           666          90.00
2.715....................        1           299,700.00        0.02      299,700.00            360           661          90.00
2.720....................        1           290,700.00        0.02      290,700.00            360           656          95.00
2.725....................        1           236,250.00        0.02      236,250.00            360           648          90.00
2.750....................        8         2,874,983.33        0.22      359,372.92            359           660          83.68
2.780....................        1           257,000.00        0.02      257,000.00            360           677          82.90
2.790....................        1           189,000.00        0.01      189,000.00            360           639          90.00
2.815....................        1           189,000.00        0.01      189,000.00            360           664          90.00
2.840....................        4         1,077,650.00        0.08      269,412.50            360           638          90.00
2.855....................        1           360,000.00        0.03      360,000.00            360           683          90.00

                                                                                                                         WEIGHTED
                                                              % OF                          WEIGHTED                     AVERAGE
                                                            MORTGAGE                         AVERAGE                     ORIGINAL
                           NUMBER OF         AGGREGATE      LOANS IN       AVERAGE       REMAINING TERM    WEIGHTED      LOAN-TO-
                            MORTGAGE     PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE    TO MATURITY   AVERAGE FICO     VALUE
CURRENT MORTGAGE RATE (%)    LOANS          OUTSTANDING      GROUP 2    OUTSTANDING($)      (MONTHS)     CREDIT SCORE    RATIO(%)
-------------------------    -----          -----------      -------    --------------      --------     ------------    --------
2.875....................        2           475,850.00        0.04      237,925.00            360           694          89.78
2.890....................        1           339,000.00        0.03      339,000.00            360           630          86.92
2.975....................        1           256,439.00        0.02      256,439.00            360           726          90.00
2.995....................        1           387,600.00        0.03      387,600.00            360           695          95.00
3.000....................       51        13,597,885.00        1.06      266,625.20            360           712          84.22
3.030....................        1           125,000.00        0.01      125,000.00            360           678          83.33
3.110....................        1           223,200.00        0.02      223,200.00            360           654          88.57
3.115....................        2           371,402.00        0.03      185,701.00            360           752          95.00
3.130....................        1           192,850.00        0.02      192,850.00            360           694          95.00
3.145....................        3           744,705.00        0.06      248,235.00            360           758          94.40
3.180....................        2           450,540.00        0.04      225,270.00            360           632          90.00
3.200....................        1           211,121.00        0.02      211,121.00            360           665          94.89
3.205....................        3           768,360.00        0.06      256,120.00            360           730          95.00
3.220....................        1           214,700.00        0.02      214,700.00            360           678          95.00
3.245....................        3           854,512.00        0.07      284,837.33            360           685          95.00
3.250....................       25         6,318,015.00        0.49      252,720.60            360           693          80.11
3.295....................        1           261,800.00        0.02      261,800.00            360           629          85.00
3.345....................        1           289,750.00        0.02      289,750.00            360           707          95.00
3.455....................        1           232,750.00        0.02      232,750.00            360           716          95.00
3.490....................        1           231,858.22        0.02      231,858.22            358           670          86.43
3.495....................        1           263,625.00        0.02      263,625.00            360           738          95.00
3.500....................        9         3,652,694.00        0.29      405,854.89            360           693          80.66
3.555....................        1           441,000.00        0.03      441,000.00            360           637          90.00
3.575....................        2           728,350.00        0.06      364,175.00            360           757          94.99
3.630....................        1           165,000.00        0.01      165,000.00            360           629          94.29
3.690....................        1           157,500.00        0.01      157,500.00            360           664          90.00
3.720....................        1           394,667.00        0.03      394,667.00            360           647          95.00
3.735....................        5           559,800.00        0.04      111,960.00            360           714          90.00
3.750....................        4           880,718.66        0.07      220,179.67            360           695          83.33
4.250....................        1           161,900.00        0.01      161,900.00            360           690          89.99
4.500....................        3           352,117.00        0.03      117,372.33            360           722          95.00
4.625....................        1           391,903.00        0.03      391,903.00            358           785          68.30
4.750....................        1           646,375.21        0.05      646,375.21            354           654          74.54

                                                                                                                         WEIGHTED
                                                              % OF                          WEIGHTED                     AVERAGE
                                                            MORTGAGE                         AVERAGE                     ORIGINAL
                           NUMBER OF         AGGREGATE      LOANS IN       AVERAGE       REMAINING TERM    WEIGHTED      LOAN-TO-
                            MORTGAGE     PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE    TO MATURITY   AVERAGE FICO     VALUE
CURRENT MORTGAGE RATE (%)    LOANS          OUTSTANDING      GROUP 2    OUTSTANDING($)      (MONTHS)     CREDIT SCORE    RATIO(%)
-------------------------    -----          -----------      -------    --------------      --------     ------------    --------
5.000....................        1           395,320.74        0.03      395,320.74            358           722          90.00
5.125....................        1           395,056.31        0.03      395,056.31            359           680          75.43
5.250....................        4         2,940,299.27        0.23      735,074.82            355           732          73.20
5.500....................        5         2,187,440.07        0.17      437,488.01            359           724          73.74
5.625....................       11         5,144,094.05        0.40      467,644.91            359           740          73.78
5.750....................       12         5,036,044.56        0.39      419,670.38            359           701          78.66
5.875....................       20        11,771,495.64        0.92      588,574.78            359           725          74.76
6.000....................       46        19,771,387.52        1.54      429,812.77            358           699          73.85
6.125....................       68        29,836,113.27        2.33      438,766.37            359           719          75.95
6.235....................        1           378,087.36        0.03      378,087.36            358           678          90.00
6.250....................      120        55,387,513.93        4.33      461,562.62            358           712          74.42
6.305....................        1           400,923.16        0.03      400,923.16            356           651          89.89
6.375....................      133        60,767,314.92        4.75      456,897.10            359           713          74.40
6.465....................        1           359,395.35        0.03      359,395.35            359           671          87.80
6.475....................        1           391,176.06        0.03      391,176.06            358           715          90.00
6.500....................      148        67,491,013.12        5.27      456,020.36            359           716          75.38
6.525....................        1           546,865.24        0.04      546,865.24            357           713          86.67
6.530....................        1           439,228.64        0.03      439,228.64            359           678          84.62
6.615....................        1           361,155.75        0.03      361,155.75            359           721          90.00
6.625....................      102        44,636,835.57        3.49      437,616.04            359           712          76.23
6.655....................        1           470,242.42        0.04      470,242.42            359           701          94.20
6.665....................        2           617,930.89        0.05      308,965.45            358           740          83.79
6.690....................        1           393,230.88        0.03      393,230.88            357           670          90.00
6.750....................      199        83,173,873.79        6.50      417,959.16            359           692          76.64
6.875....................       19         8,469,910.08        0.66      445,784.74            358           699          72.34
6.915....................        1           411,322.78        0.03      411,322.78            359           641          89.57
7.000....................        6         3,163,427.34        0.25      527,237.89            359           684          66.31
7.080....................        1           307,304.92        0.02      307,304.92            359           733          95.00
7.100....................        1           377,405.11        0.03      377,405.11            359           739          90.00
7.105....................        2           628,131.39        0.05      314,065.70            359           681          90.00
7.125....................       12         4,153,859.71        0.32      346,154.98            358           703          78.65
7.250....................        1           539,868.47        0.04      539,868.47            355           754          80.00
7.325....................        1           152,743.97        0.01      152,743.97            359           741          95.00

                                                                                                                         WEIGHTED
                                                              % OF                          WEIGHTED                     AVERAGE
                                                            MORTGAGE                         AVERAGE                     ORIGINAL
                           NUMBER OF         AGGREGATE      LOANS IN       AVERAGE       REMAINING TERM    WEIGHTED      LOAN-TO-
                            MORTGAGE     PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE    TO MATURITY   AVERAGE FICO     VALUE
CURRENT MORTGAGE RATE (%)    LOANS          OUTSTANDING      GROUP 2    OUTSTANDING($)      (MONTHS)     CREDIT SCORE    RATIO(%)
-------------------------    -----          -----------      -------    --------------      --------     ------------    --------
7.405....................        1           224,653.57        0.02      224,653.57            359           673          83.96
7.490....................        2           894,429.20        0.07      447,214.60            358           670          89.95
7.500....................        1           509,044.30        0.04      509,044.30            357           669          74.63
7.525....................        1           469,959.23        0.04      469,959.23            359           740          90.00
8.125....................        1           224,570.84        0.02      224,570.84            359           665          90.00
                             -----    -----------------      ------
     Total...............    2,804    $1,280,365,070.08      100.00%
                             =====    =================      ======

-----------------

(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the Mortgage Loans in Loan Group 2 (as so adjusted) was approximately 3.047% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans in Loan Group 2 was approximately 3.061% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                    WEIGHTED              WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE                AVERAGE
                                                            MORTGAGE                     AVERAGE   REMAINING    WEIGHTED  ORIGINAL
RANGE OF CURRENT             NUMBER OF       AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE   LOAN-TO-
MORTGAGE LOAN                 MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT   VALUE
PRINCIPAL BALANCES ($)         LOANS        OUTSTANDING      GROUP 2   OUTSTANDING($)    RATE(%)    (MONTHS)     SCORE    RATIO(%)
----------------------         -----        -----------      -------   --------------    -------    --------     -----    --------
        0.01 -     50,000.00       4    $      185,900.00      0.01%         46,475.00    3.784       360         726      84.47
   50,000.01 -    100,000.00      24         1,977,370.69      0.15          82,390.45    3.063       360         684      76.25
  100,000.01 -    150,000.00      77         9,997,867.26      0.78         129,842.43    2.875       360         697      78.05
  150,000.01 -    200,000.00     160        28,026,710.97      2.19         175,166.94    3.017       360         694      78.05
  200,000.01 -    250,000.00     168        37,870,075.26      2.96         225,417.11    2.875       360         690      78.02
  250,000.01 -    300,000.00     198        54,595,150.92      4.26         275,733.09    2.679       360         688      77.91
  300,000.01 -    350,000.00     174        56,517,638.09      4.41         324,814.01    3.073       360         688      78.14
  350,000.01 -    400,000.00     671       255,004,168.02     19.92         380,036.02    4.461       359         705      76.66
  400,000.01 -    450,000.00     263       112,353,403.92      8.78         427,199.25    3.000       360         707      76.67
  450,000.01 -    500,000.00     233       110,764,166.09      8.65         475,382.69    2.772       360         700      75.87
  500,000.01 -    550,000.00     190        99,837,278.74      7.80         525,459.36    2.669       360         698      76.85
  550,000.01 -    600,000.00     164        94,894,415.72      7.41         578,624.49    2.644       360         702      76.97
  600,000.01 -    650,000.00     131        82,937,157.20      6.48         633,108.07    2.612       360         707      74.24
  650,000.01 -    700,000.00      47        31,895,217.99      2.49         678,621.66    3.256       359         699      73.01
  700,000.01 -    750,000.00      43        31,494,807.24      2.46         732,437.38    2.341       360         706      74.40
  750,000.01 -  1,000,000.00     169       150,054,596.96     11.72         887,897.02    2.551       360         704      72.71
1,000,000.01 -  1,500,000.00      75        98,618,749.41      7.70       1,314,916.66    2.364       360         705      69.39
1,500,000.01 -  2,000,000.00      13        23,340,395.60      1.82       1,795,415.05    2.606       359         714      66.53
                               -----    -----------------    ------
    Total...................   2,804    $1,280,365,070.08    100.00%
                               =====    =================    ======

(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 2 was approximately $456,621.

                              FICO CREDIT SCORES(1)

                                                                                                   WEIGHTED               WEIGHTED
                                                             % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                           MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                            NUMBER OF       AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                             MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
RANGE OF FICO CREDIT SCORES   LOANS        OUTSTANDING      GROUP 2   OUTSTANDING($)    RATE(%)    (MONTHS)     SCORE     RATIO(%)
---------------------------   -----        -----------      -------   --------------    -------    --------     -----     --------
541-560....................       3    $    1,482,400.00      0.12%       494,133.33     1.000       360         558       73.60
561-580....................       1           304,273.17      0.02        304,273.17     6.750       359         575       57.55
581-600....................       1           363,638.06      0.03        363,638.06     6.000       358         600       73.00
601-620....................      24        10,810,789.91      0.84        450,449.58     3.151       360         614       74.72
621-640....................     170        69,683,779.49      5.44        409,904.59     2.613       360         632       74.26
641-660....................     276       108,214,093.99      8.45        392,080.05     2.770       360         651       74.26
661-680....................     544       241,048,938.64     18.83        443,104.67     3.031       360         671       76.11
681-700....................     549       257,751,918.90     20.13        469,493.48     2.906       360         691       76.04
701-720....................     399       200,496,915.23     15.66        502,498.53     3.185       360         710       75.18
721-740....................     274       124,013,750.57      9.69        452,604.93     3.137       360         731       76.36
741-760....................     261       121,363,228.41      9.48        464,993.21     3.306       359         751       74.52
761-780....................     175        86,980,805.26      6.79        497,033.17     3.433       359         771       73.42
781-800....................      96        43,552,548.99      3.40        453,672.39     3.487       359         789       74.73
801-820....................      27        11,795,557.46      0.92        436,872.50     2.999       360         806       76.60
Not Available..............       4         2,502,432.00      0.20        625,608.00     1.180       360         N/A       76.07
                              -----    -----------------    ------
     Total.................   2,804    $1,280,365,070.08    100.00%
                              =====    =================    ======

(1) As of the cut-off date, the weighted average FICO Credit Score of the Mortgage Loans in Loan Group 2 was approximately 702.

                    DOCUMENTATION PROGRAM FOR MORTGAGE LOANS

                                                                                                     WEIGHTED               WEIGHTED
                                                                  % OF                     WEIGHTED   AVERAGE                AVERAGE
                                                                MORTGAGE                   AVERAGE   REMAINING    WEIGHTED  ORIGINAL
                                 NUMBER OF      AGGREGATE       LOANS IN      AVERAGE      CURRENT    TERM TO     AVERAGE   LOAN-TO-
                                 MORTGAGE   PRINCIPAL BALANCE     LOAN   PRINCIPAL BALANCE MORTGAGE  MATURITY   FICO CREDIT   VALUE
TYPE OF PROGRAM                    LOANS       OUTSTANDING       GROUP 2  OUTSTANDING($)   RATE(%)   (MONTHS)      SCORE    RATIO(%)
---------------                    -----       -----------       -------  --------------   -------   --------      -----    --------
CLUES........................          1   $         422,650.00    0.03%      422,650.00    1.500       360         679      79.00
Full/Alternative.............        399         163,681,677.23   12.78       410,229.77    3.671       359         699      77.51
No Income/No Asset...........          1             400,000.00    0.03       400,000.00    1.000       360         666      49.38
Reduced......................      2,142       1,013,207,992.09   79.13       473,019.60    2.972       360         702      75.15
Stated Income/Stated Asset...        261         102,652,750.76    8.02       393,305.56    2.983       360         711      73.64
                                   -----   --------------------  ------
   Total.....................      2,804   $   1,280,365,070.08  100.00%
                                   =====   ====================  ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                 WEIGHTED               WEIGHTED
                                                           % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                         MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
RANGE OF                  NUMBER OF       AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
ORIGINAL                   MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
LOAN-TO-VALUE RATIOS (%)    LOANS        OUTSTANDING      GROUP 2   OUTSTANDING($)    RATE(%)    (MONTHS)     SCORE     RATIO(%)
------------------------    -----        -----------      -------   --------------    -------    --------     -----     --------
50.00 or Less...........       54    $   28,860,870.66      2.25%       534,460.57     3.116       359         696       44.28
50.01 to 55.00..........       36        20,400,471.29      1.59        566,679.76     2.840       360         709       53.11
55.01 to 60.00..........       62        36,606,196.59      2.86        590,422.53     2.403       360         708       57.87
60.01 to 65.00..........      111        60,363,509.52      4.71        543,815.40     2.775       360         699       63.21
65.01 to 70.00..........      339       169,580,140.65     13.24        500,236.40     2.582       360         707       69.22
70.01 to 75.00..........      375       207,313,074.19     16.19        552,834.86     3.275       359         699       74.26
75.01 to 80.00..........    1,606       692,360,848.54     54.08        431,108.87     3.052       360         702       79.64
80.01 to 85.00..........       16         5,026,762.63      0.39        314,172.66     5.431       359         690       84.03
85.01 to 90.00..........      140        43,429,873.36      3.39        310,213.38     4.235       359         690       89.61
90.01 to 95.00..........       65        16,423,322.65      1.28        252,666.50     4.552       360         719       94.82
                            -----    -----------------    ------
     Total..............    2,804    $1,280,365,070.08    100.00%
                            =====    =================    ======

(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 2 was approximately 75.32%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 2 that may exist at the time of origination.

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                             WEIGHTED               WEIGHTED
                                                       % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                     MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                      NUMBER OF       AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                       MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
GEOGRAPHIC AREA         LOANS        OUTSTANDING     GROUP 2     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
---------------         -----        -----------     -------     --------------   -------    --------     -----     --------
Alaska..............        1    $      255,000.00     0.02%       255,000.00      2.500       360         718       75.00
Arizona.............      104        41,419,837.18     3.24        398,267.67      3.695       359         704       76.29
California..........    1,702       857,610,350.31    66.98        503,883.87      3.050       360         703       74.74
Colorado............       34        13,778,342.68     1.08        405,245.37      3.246       360         698       75.13
Connecticut.........       12         7,669,955.24     0.60        639,162.94      1.771       360         691       68.79
Delaware............        3         1,177,042.02     0.09        392,347.34      4.535       359         731       78.25
District Of Columbia        2         1,166,204.63     0.09        583,102.32      6.664       359         692       76.58
Florida.............      323       114,310,265.47     8.93        353,901.75      3.063       360         703       77.68
Georgia.............       14         5,997,721.93     0.47        428,408.71      2.863       360         697       78.72
Hawaii..............       29        15,074,592.13     1.18        519,813.52      3.101       360         707       74.07
Idaho...............        7         1,549,960.66     0.12        221,422.95      4.406       360         703       84.52
Illinois............       36        12,013,655.33     0.94        333,712.65      2.678       360         669       78.20
Kansas..............        1           789,795.95     0.06        789,795.95      6.250       359         668       80.00
Kentucky............        1           198,400.00     0.02        198,400.00      2.250       360         674       80.00
Maryland............       21         9,069,740.20     0.71        431,892.39      2.722       360         694       76.16
Massachusetts.......       57        21,737,521.71     1.70        381,360.03      2.309       360         680       75.10
Michigan............        6         1,871,329.27     0.15        311,888.21      6.022       359         723       80.17
Minnesota...........       10         4,118,164.59     0.32        411,816.46      3.066       360         679       76.24
Missouri............        4         1,232,050.00     0.10        308,012.50      1.198       360         734       78.48
Nevada..............      141        51,894,526.52     4.05        368,046.29      3.258       360         707       77.16
New Hampshire.......        5           766,500.00     0.06        153,300.00      1.837       360         753       78.13
New Jersey..........       25        10,293,026.13     0.80        411,721.05      2.830       360         706       74.83
New Mexico..........        3         1,307,567.87     0.10        435,855.96      3.294       360         676       79.88
New York............       21        10,359,944.91     0.81        493,330.71      3.157       360         693       75.24
North Carolina......       12         5,389,642.53     0.42        449,136.88      2.467       360         686       71.99
Ohio................        5           816,018.76     0.06        163,203.75      3.096       359         718       86.46
Oregon..............       27         8,187,595.88     0.64        303,244.29      2.696       359         699       77.19
Pennsylvania........       10         3,337,751.48     0.26        333,775.15      2.946       360         697       80.34
Rhode Island........        8         2,398,349.33     0.19        299,793.67      5.528       358         697       73.36
South Carolina......       10         6,300,079.21     0.49        630,007.92      1.891       360         719       78.61
Tennessee...........        6         1,188,092.00     0.09        198,015.33      1.266       360         667       80.00
Texas...............       11         5,723,011.45     0.45        520,273.77      3.363       360         685       70.88

                                                                                             WEIGHTED               WEIGHTED
                                                       % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                     MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                      NUMBER OF       AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                       MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
GEOGRAPHIC AREA         LOANS        OUTSTANDING     GROUP 2     OUTSTANDING($)   RATE(%)    (MONTHS)     SCORE     RATIO(%)
---------------         -----        -----------     -------     --------------   -------    --------     -----     --------
Utah................       18         4,162,825.81     0.33        231,268.10      2.978       359         702       79.39
Virginia............       59        27,247,249.22     2.13        461,817.78      3.729       359         700       77.71
Washington..........       61        25,620,548.31     2.00        420,008.99      2.446       360         712       74.47
Wisconsin...........       12         3,162,735.87     0.25        263,561.32      3.456       359         669       77.19
Wyoming.............        3         1,169,675.50     0.09        389,891.83      1.501       360         694       54.35
                        -----    -----------------   ------
     Total..........    2,804    $1,280,365,070.08   100.00%
                        =====    =================   ======

(1) As of the cut-off date, no more than approximately 0.649% of the Mortgage Loans in Loan Group 2 will be secured by mortgaged properties located in any one postal zip code area.

                            PURPOSE OF MORTGAGE LOANS

                                                                                              WEIGHTED               WEIGHTED
                                                        % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                      MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                       NUMBER OF       AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                        MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
LOAN PURPOSE             LOANS        OUTSTANDING      GROUP 2   OUTSTANDING($)    RATE(%)    (MONTHS)     SCORE     RATIO(%)
------------             -----        -----------      -------   --------------    -------    --------     -----     --------
Refinance (cash-out).    1,083    $  498,118,526.45    38.90%     459,943.24       3.310       359         697       72.36
Purchase.............    1,372       620,291,600.00    48.45      452,107.58       2.952       360         708       77.93
Refinance (rate/term)      349       161,954,943.63    12.65      464,054.28       2.709       360         691       74.44
                         -----    -----------------   ------
     Total...........    2,804    $1,280,365,070.08   100.00%
                         =====    =================   ======

                          TYPES OF MORTGAGED PROPERTIES

                                                                                                 WEIGHTED               WEIGHTED
                                                           % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                         MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                          NUMBER OF       AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                           MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
PROPERTY TYPE               LOANS        OUTSTANDING      GROUP 2   OUTSTANDING($)    RATE(%)    (MONTHS)     SCORE     RATIO(%)
-------------               -----        -----------      -------   --------------    -------    --------     -----     --------
2 to 4 Family Residence.      214    $   99,333,896.17      7.76%       464,177.08     2.689       360         707       73.15
Condiminium Hotel.......        2           576,542.45      0.05        288,271.23     2.412       360         751       69.43
Cooperative.............        1           800,000.00      0.06        800,000.00     1.000       360         744       72.73
High-rise Condominium...       60        29,524,819.97      2.31        492,080.33     3.209       359         704       77.16
Low-rise Condominium....      371       127,604,066.77      9.97        343,946.27     3.196       360         708       77.04
Planned Unit Development      658       318,721,063.55     24.89        484,378.52     2.824       360         705       76.34
Single Family Residence.    1,498       703,804,681.17     54.97        469,829.56     3.192       359         698       74.78
                            -----    -----------------    ------
     Total..............    2,804    $1,280,365,070.08    100.00%
                            =====    =================    ======

                               OCCUPANCY TYPES(1)

                                                                                              WEIGHTED               WEIGHTED
                                                        % OF                       WEIGHTED   AVERAGE                 AVERAGE
                                                      MORTGAGE                     AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                       NUMBER OF       AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                        MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
OCCUPANCY TYPE           LOANS        OUTSTANDING      GROUP 2   OUTSTANDING($)    RATE(%)    (MONTHS)     SCORE     RATIO(%)
--------------           -----        -----------      -------   --------------    -------    --------     -----     --------
Investment Property..      558    $  212,435,077.16     16.59%       380,708.02     3.481       359         712       72.59
Primary Residence....    2,015       963,642,735.47     75.26        478,234.61     2.988       360         699       75.82
Secondary Residence..      231       104,287,257.45      8.15        451,459.99     2.874       360         710       76.30
                         -----    -----------------    ------
     Total...........    2,804    $1,280,365,070.08    100.00%
                         =====    =================    ======

(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)

                                                                                                          WEIGHTED
                                                        % OF                       WEIGHTED                AVERAGE
                                                      MORTGAGE                     AVERAGE     WEIGHTED   ORIGINAL
                       NUMBER OF       AGGREGATE      LOANS IN       AVERAGE       CURRENT     AVERAGE    LOAN-TO-
REMAINING TERM          MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  FICO CREDIT    VALUE
TO MATURITY (MONTHS)     LOANS        OUTSTANDING      GROUP 2   OUTSTANDING($)    RATE(%)      SCORE     RATIO(%)
--------------------     -----        -----------      -------   --------------    -------      -----     --------
360..................    1,842    $  853,294,129.20     66.64%       463,243.28     1.431        699       75.19
359..................      649       297,669,396.05     23.25        458,658.55     6.338        707       75.39
358..................      240        98,717,617.44      7.71        411,323.41     6.248        713       75.97
357..................       48        19,328,841.09      1.51        402,684.19     6.489        706       75.81
356..................       15         5,148,789.08      0.40        343,252.61     6.379        687       79.28
355..................        5         3,556,034.38      0.28        711,206.88     5.882        728       74.81
354..................        2         1,299,339.51      0.10        649,669.76     5.378        652       75.51
353..................        2           774,667.32      0.06        387,333.66     5.557        739       74.08
351..................        1           576,256.01      0.05        576,256.01     6.250        763       70.00
                         -----    -----------------    ------
     Total...........    2,804    $1,280,365,070.08    100.00%
                         =====    =================    ======

(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 2 was approximately 360 months.

                                  LOAN PROGRAMS

                                                                                        WEIGHTED               WEIGHTED
                                                 % OF                        WEIGHTED   AVERAGE                 AVERAGE
                                               MORTGAGE                      AVERAGE   REMAINING    WEIGHTED   ORIGINAL
                NUMBER OF       AGGREGATE      LOANS IN        AVERAGE       CURRENT    TERM TO     AVERAGE    LOAN-TO-
                 MORTGAGE   PRINCIPAL BALANCE    LOAN     PRINCIPAL BALANCE  MORTGAGE   MATURITY  FICO CREDIT    VALUE
LOAN PROGRAM      LOANS        OUTSTANDING      GROUP 2    OUTSTANDING($)    RATE(%)    (MONTHS)     SCORE     RATIO(%)
------------      -----        -----------      -------    --------------    -------    --------     -----     --------
One-Year MTA..    2,804    $1,280,365,070.08   100.00%        456,620.92     3.061       360         702       75.32
                  -----    -----------------   ------
     Total....    2,804    $1,280,365,070.08   100.00%
                  =====    =================   ======

                                GROSS MARGINS(1)

                                                                                                   WEIGHTED                 WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE                  AVERAGE
                                                            MORTGAGE                      AVERAGE  REMAINING    WEIGHTED    ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE        CURRENT   TERM TO      AVERAGE    LOAN-TO-
                               MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY       FICO       VALUE
GROSS MARGIN (%)                LOANS       OUTSTANDING      GROUP 2    OUTSTANDING($)    RATE(%)  (MONTHS)   CREDIT SCORE  RATIO(%)
----------------                -----       -----------      -------    --------------    -------  --------   ------------  --------
0.900.......................        1    $      368,000.00     0.03%       368,000.00      1.500      360         651        80.00
1.150.......................        1           481,500.00     0.04        481,500.00      1.000      360         750        79.99
1.275.......................        1           391,903.00     0.03        391,903.00      4.625      358         785        68.30
1.400.......................        2         1,351,375.21     0.11        675,687.61      3.055      357         678        75.42
1.525.......................        1           377,350.00     0.03        377,350.00      1.000      360         693        80.00
1.650.......................        2         1,007,320.74     0.08        503,660.37      2.570      359         725        83.92
1.775.......................        2         1,031,056.31     0.08        515,528.16      2.581      360         724        78.25
1.900.......................        8         5,654,299.27     0.44        706,787.41      3.383      358         724        68.54
2.025.......................        2           460,870.00     0.04        230,435.00      1.000      360         722        74.77
2.065.......................        1           465,600.00     0.04        465,600.00      1.000      360         709        80.00
2.150.......................       14         8,182,764.07     0.64        584,483.15      2.278      360         723        72.12
2.275.......................       26        13,378,381.46     1.04        514,553.13      2.738      360         732        72.61
2.300.......................        1           387,917.59     0.03        387,917.59      5.625      357         638        75.00
2.400.......................       41        22,124,992.08     1.73        539,633.95      2.079      360         717        75.74
2.425.......................        2         1,024,340.14     0.08        512,170.07      4.970      358         698        79.64
2.525.......................       67        39,723,755.34     3.10        592,891.87      2.366      360         714        72.82
2.550.......................        2         1,013,134.30     0.08        506,567.15      5.875      358         709        74.02
2.625.......................        1           650,000.00     0.05        650,000.00      1.000      360         784        76.22
2.633.......................        1           216,351.65     0.02        216,351.65      6.000      356         649        80.00
2.650.......................      130        68,276,491.85     5.33        525,203.78      2.428      360         709        72.82
2.675.......................        1           556,000.00     0.04        556,000.00      1.500      360         684        80.00
2.700.......................        1           371,733.91     0.03        371,733.91      6.000      358         728        80.00
2.725.......................        1           418,999.11     0.03        418,999.11      6.000      359         743        80.00
2.775.......................      194        98,235,508.87     7.67        506,368.60      2.594      360         717        74.98
2.800.......................        3         1,397,025.50     0.11        465,675.17      1.441      360         717        80.00
2.875.......................        6         2,190,258.54     0.17        365,043.09      4.356      359         716        71.62
2.900.......................      250       124,408,024.68     9.72        497,632.10      3.294      359         708        74.26
2.925.......................        4         2,162,419.32     0.17        540,604.83      1.965      359         727        72.98
2.950.......................        8         4,160,736.69     0.32        520,092.09      3.513      359         678        75.92
2.975.......................        1           438,742.02     0.03        438,742.02      6.250      359         734        80.00
3.000.......................        2           657,697.19     0.05        328,848.60      6.375      359         700        86.11
3.025.......................      283       130,466,437.25    10.19        461,012.15      3.540      359         708        75.38

                                                                                                   WEIGHTED                 WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE                  AVERAGE
                                                            MORTGAGE                      AVERAGE  REMAINING    WEIGHTED    ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE        CURRENT   TERM TO      AVERAGE    LOAN-TO-
                               MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY       FICO       VALUE
GROSS MARGIN (%)                LOANS       OUTSTANDING      GROUP 2    OUTSTANDING($)    RATE(%)  (MONTHS)   CREDIT SCORE  RATIO(%)
----------------                -----       -----------      -------    --------------    -------  --------   ------------  --------
3.050.......................       10         4,293,609.31     0.34        429,360.93      2.902      359         701        79.81
3.075.......................        2           658,277.01     0.05        329,138.51      6.375      357         707        73.05
3.125.......................        2           565,999.42     0.04        282,999.71      6.500      359         744        83.34
3.150.......................      355       166,101,007.87    12.97        467,890.16      3.345      359         705        75.13
3.175.......................        7         3,168,088.55     0.25        452,584.08      3.820      358         704        63.05
3.200.......................        2           580,084.46     0.05        290,042.23      6.500      359         741        79.98
3.225.......................        1           648,510.94     0.05        648,510.94      6.500      359         686        74.71
3.250.......................        1           398,193.07     0.03        398,193.07      6.625      358         801        79.99
3.274.......................        1           468,792.00     0.04        468,792.00      1.000      360         662        80.00
3.275.......................      228       107,877,756.85     8.43        473,148.06      3.469      359         699        74.96
3.300.......................        7         2,310,371.09     0.18        330,053.01      3.025      359         699        79.61
3.325.......................        3           839,391.25     0.07        279,797.08      6.625      358         720        70.90
3.350.......................        1           495,000.00     0.04        495,000.00      1.250      360         674        79.84
3.400.......................      894       384,069,703.65    30.00        429,608.17      2.686      360         689        75.72
3.425.......................       11         4,180,118.28     0.33        380,010.75      1.938      359         687        80.20
3.450.......................        6         1,941,974.03     0.15        323,662.34      6.750      358         691        79.40
3.500.......................        2         1,327,043.47     0.10        663,521.74      6.875      359         703        55.39
3.525.......................       17         7,236,827.65     0.57        425,695.74      5.588      359         715        77.37
3.550.......................       13         4,319,675.89     0.34        332,282.76      1.854      360         706        79.99
3.575.......................        5         1,792,401.06     0.14        358,480.21      6.875      358         661        74.39
3.600.......................        1           743,981.48     0.06        743,981.48      6.875      358         701        80.00
3.625.......................        2         1,004,593.31     0.08        502,296.66      7.000      359         720        78.52
3.650.......................        7         3,174,094.03     0.25        453,442.00      5.201      359         677        65.18
3.675.......................        8         2,654,704.95     0.21        331,838.12      3.103      359         693        84.32
3.775.......................       27         9,135,429.59     0.71        338,349.24      5.709      359         713        84.33
3.800.......................       20         7,069,226.96     0.55        353,461.35      2.125      360         678        75.59
3.875.......................        1           510,982.05     0.04        510,982.05      2.125      359         666        80.00
3.900.......................        4         1,059,400.00     0.08        264,850.00      3.530      360         700        92.27
3.925.......................        5         1,444,474.00     0.11        288,894.80      2.130      360         697        77.32
3.950.......................        1           539,868.47     0.04        539,868.47      7.250      355         754        80.00
4.025.......................        4         1,327,372.78     0.10        331,843.20      4.931      360         649        89.97
4.050.......................       42        11,501,109.28     0.90        273,835.94      2.707      360         692        77.20
4.075.......................        1           359,395.35     0.03        359,395.35      7.375      359         671        87.80
4.100.......................        1           228,500.00     0.02        228,500.00      1.000      360         720        79.67

                                                                                                   WEIGHTED                 WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE                  AVERAGE
                                                            MORTGAGE                      AVERAGE  REMAINING    WEIGHTED    ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE        CURRENT   TERM TO      AVERAGE    LOAN-TO-
                               MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY       FICO       VALUE
GROSS MARGIN (%)                LOANS       OUTSTANDING      GROUP 2    OUTSTANDING($)    RATE(%)  (MONTHS)   CREDIT SCORE  RATIO(%)
----------------                -----       -----------      -------    --------------    -------  --------   ------------  --------
4.150.......................        9         2,682,125.18     0.21        298,013.91      5.243      359         681        88.88
4.175.......................        1           388,447.84     0.03        388,447.84      2.125      358         751        75.00
4.275.......................        3         1,121,909.42     0.09        373,969.81      5.581      360         677        91.89
4.400.......................        7         2,108,378.11     0.16        301,196.87      4.770      360         716        94.04
4.525.......................       16         3,560,359.96     0.28        222,522.50      4.922      360         687        90.23
4.650.......................        5         1,674,784.12     0.13        334,956.82      6.918      359         683        91.53
4.775.......................        6         1,681,824.04     0.13        280,304.01      6.130      359         690        90.53
4.800.......................        1           125,000.00     0.01        125,000.00      3.500      360         678        83.33
4.900.......................        1           319,500.00     0.02        319,500.00      3.500      360         666        90.00
4.925.......................        2           413,939.00     0.03        206,969.50      3.958      360         702        90.00
5.050.......................        1           231,858.22     0.02        231,858.22      4.250      358         670        86.43
                              ---------  -----------------  --------
      Total.................    2,804    $1,280,365,070.08   100.00%
                              =========  =================  ========

----------
(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 2 was approximately 3.122%.

                          INITIAL RATE ADJUSTMENT DATES

                                                                                                   WEIGHTED                 WEIGHTED
                                                              % OF                       WEIGHTED   AVERAGE                  AVERAGE
                                                            MORTGAGE                     AVERAGE   REMAINING    WEIGHTED    ORIGINAL
                              NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO      AVERAGE    LOAN-TO-
                               MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY       FICO       VALUE
INITIAL RATE ADJUSTMENT DATE    LOANS       OUTSTANDING      GROUP 2    OUTSTANDING($)   RATE(%)   (MONTHS)   CREDIT SCORE  RATIO(%)
----------------------------    -----       -----------      -------    --------------   -------   --------   ------------  --------
April 1, 2005...............        1    $      576,256.01     0.05%       576,256.01     6.250       351         763        70.00
June 1, 2005................        2           774,667.32     0.06        387,333.66     5.557       353         739        74.08
July 1, 2005................        2         1,299,339.51     0.10        649,669.76     5.378       354         652        75.51
August 1, 2005..............        5         3,556,034.38     0.28        711,206.88     5.882       355         728        74.81
September 1, 2005...........       12         3,984,714.19     0.31        332,059.52     6.331       356         679        80.19
October 1, 2005.............       45        18,532,108.41     1.45        411,824.63     6.485       357         708        75.77
November 1, 2005............      231        95,299,174.99     7.44        412,550.54     6.456       358         713        76.23
December 1, 2005............      635       290,834,652.82    22.71        458,007.33     6.450       359         707        75.32
January 1, 2006.............    1,745       822,678,153.34    64.25        471,448.80     1.403       360         699        75.07
February 1, 2006............       31        13,239,865.91     1.03        427,092.45     1.828       359         693        77.28
March 1, 2006...............       90        29,106,703.20     2.27        323,407.81     2.306       360         693        77.77
April 1, 2006...............        5           483,400.00     0.04         96,680.00     2.840       360         723        77.05
                              ---------  -----------------  --------
       Total................    2,804    $1,280,365,070.08   100.00%
                              =========  =================  ========

                            MAXIMUM MORTGAGE RATES(1)

                                                                                                       WEIGHTED            WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
MAXIMUM MORTGAGE RATE (%)          LOANS      OUTSTANDING       GROUP 2   OUTSTANDING($)    RATE(%)    (MONTHS)   SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
8.950..........................         1   $      649,950.00     0.05%     649,950.00       1.000       360       688      68.42
9.500..........................         1          548,789.34     0.04      548,789.34       6.125       359       774      78.57
9.950..........................     2,779    1,269,505,055.23    99.15      456,820.82       3.044       360       702      75.28
9.955..........................         1          694,935.86     0.05      694,935.86       6.875       359       666      70.00
10.200.........................         1          470,918.72     0.04      470,918.72       6.750       359       720      80.00
10.450.........................         2          437,800.00     0.03      218,900.00       1.500       360       658      73.44
10.950.........................         4        1,436,951.73     0.11      359,237.93       4.729       359       740      72.13
11.075.........................         4        1,325,097.22     0.10      331,274.31       5.045       360       666      90.00
11.325.........................         4        1,880,141.95     0.15      470,035.49       7.162       359       719      87.20
11.450.........................         5        2,551,063.03     0.20      510,212.61       4.529       359       712      76.92
12.450.........................         1          469,700.00     0.04      469,700.00       2.500       360       672      80.00
13.450.........................         1          394,667.00     0.03      394,667.00       4.500       360       647      95.00
                                  -------   -----------------   ------
     Total.....................     2,804   $1,280,365,070.08   100.00%
                                  =======   =================   ======

(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 2 was approximately 9.959% per annum.

                            MINIMUM MORTGAGE RATES(1)

                                                                                                       WEIGHTED            WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
MINIMUM MORTGAGE RATE (%)          LOANS       OUTSTANDING      GROUP 2   OUTSTANDING($)    RATE(%)    (MONTHS)   SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
0.900..........................        1    $      368,000.00     0.03%     368,000.00        1.500      360       651      80.00
1.150..........................        1           481,500.00     0.04      481,500.00        1.000      360       750      79.99
1.275..........................        1           391,903.00     0.03      391,903.00        4.625      358       785      68.30
1.400..........................        2         1,351,375.21     0.11      675,687.61        3.055      357       678      75.42
1.525..........................        1           377,350.00     0.03      377,350.00        1.000      360       693      80.00
1.650..........................        2         1,007,320.74     0.08      503,660.37        2.570      359       725      83.92
1.775..........................        2         1,031,056.31     0.08      515,528.16        2.581      360       724      78.25
1.900..........................        8         5,654,299.27     0.44      706,787.41        3.383      358       724      68.54
2.025..........................        2           460,870.00     0.04      230,435.00        1.000      360       722      74.77
2.065..........................        1           465,600.00     0.04      465,600.00        1.000      360       709      80.00
2.150..........................       14         8,182,764.07     0.64      584,483.15        2.278      360       723      72.12
2.275..........................       26        13,378,381.46     1.04      514,553.13        2.738      360       732      72.61
2.300..........................        1           387,917.59     0.03      387,917.59        5.625      357       638      75.00
2.400..........................       41        22,124,992.08     1.73      539,633.95        2.079      360       717      75.74
2.425..........................        2         1,024,340.14     0.08      512,170.07        4.970      358       698      79.64
2.525..........................       67        39,723,755.34     3.10      592,891.87        2.366      360       714      72.82
2.550..........................        2         1,013,134.30     0.08      506,567.15        5.875      358       709      74.02
2.625..........................        1           650,000.00     0.05      650,000.00        1.000      360       784      76.22
2.633..........................        1           216,351.65     0.02      216,351.65        6.000      356       649      80.00
2.650..........................      130        68,276,491.85     5.33      525,203.78        2.428      360       709      72.82
2.675..........................        1           556,000.00     0.04      556,000.00        1.500      360       684      80.00
2.700..........................        1           371,733.91     0.03      371,733.91        6.000      358       728      80.00
2.725..........................        1           418,999.11     0.03      418,999.11        6.000      359       743      80.00
2.775..........................      194        98,235,508.87     7.67      506,368.60        2.594      360       717      74.98
2.800..........................        3         1,397,025.50     0.11      465,675.17        1.441      360       717      80.00
2.875..........................        6         2,190,258.54     0.17      365,043.09        4.356      359       716      71.62
2.900..........................      250       124,408,024.68     9.72      497,632.10        3.294      359       708      74.26
2.925..........................        4         2,162,419.32     0.17      540,604.83        1.965      359       727      72.98
2.950..........................        8         4,160,736.69     0.32      520,092.09        3.513      359       678      75.92
2.975..........................        1           438,742.02     0.03      438,742.02        6.250      359       734      80.00
3.000..........................        2           657,697.19     0.05      328,848.60        6.375      359       700      86.11
3.025..........................      283       130,466,437.25    10.19      461,012.15        3.540      359       708      75.38

                                                                                                       WEIGHTED            WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
MINIMUM MORTGAGE RATE (%)          LOANS       OUTSTANDING      GROUP 2   OUTSTANDING($)    RATE(%)    (MONTHS)   SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
3.050..........................       10         4,293,609.31     0.34      429,360.93        2.902      359       701      79.81
3.075..........................        2           658,277.01     0.05      329,138.51        6.375      357       707      73.05
3.125..........................        2           565,999.42     0.04      282,999.71        6.500      359       744      83.34
3.150..........................      355       166,101,007.87    12.97      467,890.16        3.345      359       705      75.13
3.175..........................        7         3,168,088.55     0.25      452,584.08        3.820      358       704      63.05
3.200..........................        2           580,084.46     0.05      290,042.23        6.500      359       741      79.98
3.225..........................        1           648,510.94     0.05      648,510.94        6.500      359       686      74.71
3.250..........................        1           398,193.07     0.03      398,193.07        6.625      358       801      79.99
3.274..........................        1           468,792.00     0.04      468,792.00        1.000      360       662      80.00
3.275..........................      228       107,877,756.85     8.43      473,148.06        3.469      359       699      74.96
3.300..........................        7         2,310,371.09     0.18      330,053.01        3.025      359       699      79.61
3.325..........................        3           839,391.25     0.07      279,797.08        6.625      358       720      70.90
3.350..........................        1           495,000.00     0.04      495,000.00        1.250      360       674      79.84
3.400..........................      894       384,069,703.65    30.00      429,608.17        2.686      360       689      75.72
3.425..........................       11         4,180,118.28     0.33      380,010.75        1.938      359       687      80.20
3.450..........................        6         1,941,974.03     0.15      323,662.34        6.750      358       691      79.40
3.500..........................        2         1,327,043.47     0.10      663,521.74        6.875      359       703      55.39
3.525..........................       17         7,236,827.65     0.57      425,695.74        5.588      359       715      77.37
3.550..........................       13         4,319,675.89     0.34      332,282.76        1.854      360       706      79.99
3.575..........................        5         1,792,401.06     0.14      358,480.21        6.875      358       661      74.39
3.600..........................        1           743,981.48     0.06      743,981.48        6.875      358       701      80.00
3.625..........................        2         1,004,593.31     0.08      502,296.66        7.000      359       720      78.52
3.650..........................        7         3,174,094.03     0.25      453,442.00        5.201      359       677      65.18
3.675..........................        8         2,654,704.95     0.21      331,838.12        3.103      359       693      84.32
3.775..........................       27         9,135,429.59     0.71      338,349.24        5.709      359       713      84.33
3.800..........................       20         7,069,226.96     0.55      353,461.35        2.125      360       678      75.59
3.875..........................        1           510,982.05     0.04      510,982.05        2.125      359       666      80.00
3.900..........................        4         1,059,400.00     0.08      264,850.00        3.530      360       700      92.27
3.925..........................        5         1,444,474.00     0.11      288,894.80        2.130      360       697      77.32
3.950..........................        1           539,868.47     0.04      539,868.47        7.250      355       754      80.00
4.025..........................        4         1,327,372.78     0.10      331,843.20        4.931      360       649      89.97
4.050..........................       42        11,501,109.28     0.90      273,835.94        2.707      360       692      77.20
4.075..........................        1           359,395.35     0.03      359,395.35        7.375      359       671      87.80
4.100..........................        1           228,500.00     0.02      228,500.00        1.000      360       720      79.67

                                                                                                       WEIGHTED            WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
MINIMUM MORTGAGE RATE (%)          LOANS       OUTSTANDING      GROUP 2   OUTSTANDING($)    RATE(%)    (MONTHS)   SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
4.150..........................        9         2,682,125.18     0.21      298,013.91        5.243      359       681      88.88
4.175..........................        1           388,447.84     0.03      388,447.84        2.125      358       751      75.00
4.275..........................        3         1,121,909.42     0.09      373,969.81        5.581      360       677      91.89
4.400..........................        7         2,108,378.11     0.16      301,196.87        4.770      360       716      94.04
4.525..........................       16         3,560,359.96     0.28      222,522.50        4.922      360       687      90.23
4.650..........................        5         1,674,784.12     0.13      334,956.82        6.918      359       683      91.53
4.775..........................        6         1,681,824.04     0.13      280,304.01        6.130      359       690      90.53
4.800..........................        1           125,000.00     0.01      125,000.00        3.500      360       678      83.33
4.900..........................        1           319,500.00     0.02      319,500.00        3.500      360       666      90.00
4.925..........................        2           413,939.00     0.03      206,969.50        3.958      360       702      90.00
5.050..........................        1           231,858.22     0.02      231,858.22        4.250      358       670      86.43
                                  ------    -----------------   ------
     Total.....................    2,804    $1,280,365,070.08   100.00%
                                  ======    =================   ======

(1) As of the cut-off date, the weighted average minimum mortgage rate of the Mortgage Loans in Loan Group 2 was approximately 3.122% per annum.

                        MAXIMUM NEGATIVE AMORTIZATION(1)

                                                                                                       WEIGHTED            WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
MAXIMUM NEGATIVE                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
AMORTIZATION (%)                   LOANS       OUTSTANDING      GROUP 2   OUTSTANDING($)    RATE(%)    (MONTHS)   SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
110.00.........................       21    $   10,359,944.91     0.81%     493,330.71        3.157      360       693      75.24
115.00.........................    2,783     1,270,005,125.17    99.19      456,343.92        3.060      360       702      75.32
                                  ------    -----------------   ------
     Total.....................    2,804    $1,280,365,070.08   100.00%
                                  ======    =================   ======

(1) Reflects maximum allowable percentage of original unpaid principal balance.

                                  LOAN GROUP 3

                            CURRENT MORTGAGE RATES(1)

                                                                                            WEIGHTED             WEIGHTED
                                                                 % OF                        AVERAGE   WEIGHTED   AVERAGE
                                                               MORTGAGE                     REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE        TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MATURITY    CREDIT     VALUE
CURRENT MORTGAGE RATE (%)          LOANS       OUTSTANDING      GROUP 3    OUTSTANDING($)   (MONTHS)    SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  ---------  --------  --------
1.000..........................      60     $ 29,749,223.13      17.27%      495,820.39        367        716      73.28
1.250..........................       7        2,758,960.00       1.60       394,137.14        480        731      74.29
1.375..........................       7        1,552,677.30       0.90       221,811.04        360        753      78.50
1.500..........................      55       31,347,593.50      18.19       569,956.25        362        691      74.20
1.750..........................      34       18,137,185.21      10.53       533,446.62        380        718      70.98
2.000..........................      14        7,069,300.00       4.10       504,950.00        376        689      75.21
2.250..........................      11        5,427,224.62       3.15       493,384.06        360        717      75.92
2.500..........................       6        1,719,170.00       1.00       286,528.33        360        694      80.32
2.730..........................       1          252,000.00       0.15       252,000.00        360        715      90.00
2.750..........................       3        1,105,817.56       0.64       368,605.85        479        691      80.72
2.780..........................       1          344,250.00       0.20       344,250.00        360        688      85.00
3.000..........................       8        2,779,528.98       1.61       347,441.12        382        687      88.89
3.140..........................       1          106,500.00       0.06       106,500.00        360        645      88.75
3.205..........................       1          307,831.00       0.18       307,831.00        360        741      95.00
3.250..........................       2          693,600.00       0.40       346,800.00        360        706      83.46
3.500..........................       1           47,910.00       0.03        47,910.00        360        735      90.00
3.750..........................       1          224,000.00       0.13       224,000.00        360        676      80.00
4.250..........................       1          468,703.14       0.27       468,703.14        358        706      80.00
5.000..........................       1        1,148,221.35       0.67     1,148,221.35        358        701      52.15
5.250..........................       1          204,334.45       0.12       204,334.45        359        699      89.86
5.500..........................       1          386,884.26       0.22       386,884.26        356        661      69.03
5.625..........................       1          452,655.35       0.26       452,655.35        354        725      61.07
5.750..........................       2        1,263,107.64       0.73       631,553.82        355        731      80.00
5.875..........................       4        1,515,074.64       0.88       378,768.66        358        698      77.94
6.000..........................       4        2,160,579.76       1.25       540,144.94        357        684      79.34
6.125..........................       6        3,593,215.78       2.09       598,869.30        358        735      80.15
6.250..........................      17        8,198,259.91       4.76       482,250.58        358        719      75.07
6.375..........................       4        1,341,638.59       0.78       335,409.65        359        663      72.54
6.500..........................       6        2,482,955.53       1.44       413,825.92        358        690      72.98

                                                                                            WEIGHTED             WEIGHTED
                                                                 % OF                        AVERAGE   WEIGHTED   AVERAGE
                                                               MORTGAGE                     REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE        TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MATURITY    CREDIT     VALUE
CURRENT MORTGAGE RATE (%)          LOANS       OUTSTANDING      GROUP 3    OUTSTANDING($)   (MONTHS)    SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  ---------  --------  --------
6.625..........................      12        5,202,728.85       3.02       433,560.74        364        698      77.13
6.705..........................       1          369,268.08       0.21       369,268.08        359        753      95.00
6.750..........................      37       15,588,827.33       9.05       421,319.66        384        697      78.31
6.875..........................       8        3,752,848.61       2.18       469,106.08        433        679      78.87
7.000..........................       4        1,599,512.59       0.93       399,878.15        478        735      79.69
7.125..........................      24        8,926,484.66       5.18       371,936.86        456        698      76.32
7.250..........................      10        4,122,243.27       2.39       412,224.33        479        721      73.79
7.375..........................       8        2,518,493.16       1.46       314,811.65        478        739      64.57
7.500..........................       6        2,675,481.68       1.55       445,913.61        479        726      73.34
7.625..........................       1          195,503.75       0.11       195,503.75        478        674      80.00
7.750..........................       1          315,464.30       0.18       315,464.30        479        792      80.00
7.790..........................       1          190,469.77       0.11       190,469.77        359        621      89.99
                                  -----     ---------------     ------
     Total.....................     374     $172,295,727.75     100.00%
                                  =====     ===============     ======

(1) The lender acquired mortgage insurance mortgage loans are shown in the preceding table at the mortgage rates net of the interest premium charged by the related lenders. As of the cut-off date, the weighted average mortgage rate of the Mortgage Loans in Loan Group 3 (as so adjusted) was approximately 3.596% per annum. Without the adjustment, the weighted average mortgage rate of the Mortgage Loans in Loan Group 3 was approximately 3.603% per annum.

                   CURRENT MORTGAGE LOAN PRINCIPAL BALANCES(1)

                                                                                                       WEIGHTED            WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
RANGE OF CURRENT                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
MORTGAGE LOAN                     MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
PRINCIPAL BALANCES ($)             LOANS       OUTSTANDING      GROUP 3   OUTSTANDING($)    RATE(%)    (MONTHS)   SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
        0.01 -      50,000.00..       3      $    126,071.82      0.07%        42,023.94      4.175       359       709      86.26
   50,000.01 -    100,000.00...       3           237,511.51      0.14         79,170.50      2.081       359       661      63.96
  100,000.01 -    150,000.00...      17         2,119,965.97      1.23        124,703.88      5.130       418       684      78.59
  150,000.01 -    200,000.00...      35         6,228,904.90      3.62        177,968.71      3.523       396       705      72.41
  200,000.01 -    250,000.00...      29         6,557,437.04      3.81        226,118.52      3.334       405       695      75.74
  250,000.01 -    300,000.00...      24         6,589,331.50      3.82        274,555.48      5.013       414       699      76.17
  300,000.01 -    350,000.00...      24         7,864,931.53      4.56        327,705.48      4.554       410       709      77.25
  350,000.01 -    400,000.00...      39        14,740,720.21      8.56        377,967.18      4.545       393       696      78.90
  400,000.01 -    450,000.00...      31        13,305,940.86      7.72        429,223.90      3.318       367       713      78.36
  450,000.01 -    500,000.00...      44        20,787,053.26     12.06        472,433.03      3.742       389       712      76.81
  500,000.01 -    550,000.00...      26        13,550,826.81      7.86        521,185.65      3.637       387       720      75.89
  550,000.01 -    600,000.00...      23        13,241,838.20      7.69        575,732.10      3.265       385       695      76.70
  600,000.01 -    650,000.00...      20        12,784,082.53      7.42        639,204.13      3.872       383       684      72.43
  650,000.01 -    700,000.00...       9         6,084,151.88      3.53        676,016.88      4.792       371       722      76.98
  700,000.01 -    750,000.00...      11         8,033,961.90      4.66        730,360.17      3.888       370       699      71.61
  750,000.01 - 1,000,000.00....      19        16,225,639.63      9.42        853,981.03      3.295       384       712      71.98
1,000,000.01 - 1,500,000.00....      13        16,657,358.20      9.67      1,281,335.25      2.391       360       722      69.28
1,500,000.01 - 2,000,000.00....       4         7,160,000.00      4.16      1,790,000.00      1.627       360       699      76.41
                                  -----      ---------------    ------
    Total......................     374      $172,295,727.75    100.00%
                                  =====      ===============    ======

(1) As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans in Loan Group 3 was approximately $460,684.

                              FICO CREDIT SCORES(1)

                                                                                                       WEIGHTED            WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
RANGE OF FICO CREDIT SCORES        LOANS       OUTSTANDING      GROUP 3   OUTSTANDING($)    RATE(%)    (MONTHS)   SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
601-620........................        2    $  1,094,400.00       0.64%      547,200.00       1.680       360       620      80.00
621-640........................       20       8,135,296.84       4.72       406,764.84       3.523       404       632      71.27
641-660........................       44      16,293,718.43       9.46       370,311.78       4.182       366       651      74.49
661-680........................       59      27,387,509.70      15.90       464,195.08       3.122       377       671      75.27
681-700........................       76      36,170,080.90      20.99       475,922.12       4.049       389       690      74.74
701-720........................       42      20,121,145.40      11.68       479,074.89       3.599       375       710      75.84
721-740........................       47      22,194,755.75      12.88       472,228.85       3.333       388       731      76.26
741-760........................       37      18,499,575.58      10.74       499,988.53       3.053       388       749      75.06
761-780........................       20       9,902,742.82       5.75       495,137.14       3.740       390       769      74.88
781-800........................       17       7,478,151.62       4.34       439,891.27       4.249       408       786      74.78
801-820........................       10       5,018,350.71       2.91       501,835.07       3.698       375       805      75.91
                                   -----    ---------------     ------
     Total.....................      374    $172,295,727.75     100.00%
                                   =====    ===============     ======

(1) As of the cut-off date, the weighted average FICO Credit Score of the Mortgage Loans in Loan Group 3 was approximately 706.

                    DOCUMENTATION PROGRAM FOR MORTGAGE LOANS

                                                                                                      WEIGHTED             WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                 MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY    CREDIT    VALUE
TYPE OF PROGRAM                    LOANS       OUTSTANDING      GROUP 3   OUTSTANDING($)    RATE(%)   (MONTHS)    SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
Full/Alternative...............       55     $ 23,395,723.98     13.58%      425,376.80       3.288      380        717      77.74
Reduced........................      281      135,042,284.24     78.38       480,577.52       3.697      385        704      74.85
Stated Income/Stated Asset.....       38       13,857,719.53      8.04       364,676.83       3.223      376        705      72.71
   Total.......................    -----     ---------------    ------
                                     374     $172,295,727.75    100.00%
                                   =====     ===============    ======

                       ORIGINAL LOAN-TO-VALUE RATIOS(1)(2)

                                                                                                       WEIGHTED            WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
RANGE OF ORIGINAL                MORTGAGE   PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
LOAN-TO-VALUE RATIOS (%)           LOANS       OUTSTANDING      GROUP 3   OUTSTANDING($)    RATE(%)    (MONTHS)   SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
50.00 or Less..................        9     $  3,188,340.20      1.85%      354,260.02       2.798      401        683      43.54
50.01 to 55.00.................        7        4,492,918.01      2.61       641,845.43       4.429      368        701      52.22
55.01 to 60.00.................        9        4,952,662.93      2.87       550,295.88       2.828      398        708      58.58
60.01 to 65.00.................       18        6,624,230.22      3.84       368,012.79       3.581      388        709      62.38
65.01 to 70.00.................       48       25,344,431.90     14.71       528,009.00       2.438      379        708      68.86
70.01 to 75.00.................       66       33,944,651.83     19.70       514,312.91       4.085      381        704      74.13
75.01 to 80.00.................      182       83,389,899.89     48.40       458,186.26       3.592      385        707      79.63
80.01 to 85.00.................        2          816,000.00      0.47       408,000.00       2.633      360        715      85.00
85.01 to 90.00.................       17        3,948,761.74      2.29       232,280.10       5.586      412        701      89.91
90.01 to 95.00.................       16        5,593,831.03      3.25       349,614.44       5.380      382        710      95.00
                                   -----     ---------------    ------
     Total.....................      374     $172,295,727.75    100.00%
                                   =====     ===============    ======

(1) As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans in Loan Group 3 was approximately 75.07%.

(2) Does not take into account any secondary financing on the Mortgage Loans in Loan Group 3 that may exist at the time of origination.

               GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES(1)

                                                                                                       WEIGHTED            WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
GEOGRAPHIC AREA                    LOANS       OUTSTANDING     GROUP 3     OUTSTANDING($)   RATE(%)    (MONTHS)   SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
Arizona........................      10      $  3,015,546.78      1.75%      301,554.68      4.103       387        705      73.16
California.....................     174        94,337,538.46     54.75       542,169.76      3.756       388        708      75.66
Colorado.......................       5         1,083,650.22      0.63       216,730.04      2.938       388        743      72.99
Connecticut....................       2           488,492.43      0.28       244,246.22      4.873       428        664      80.00
Delaware.......................       3         1,008,302.53      0.59       336,100.84      5.966       384        757      84.58
District Of Columbia...........       1           600,000.00      0.35       600,000.00      1.000       360        738      80.00
Florida........................      34        13,029,451.15      7.56       383,219.15      3.655       386        712      76.63
Georgia........................       4         1,856,437.54      1.08       464,109.39      4.025       367        711      63.50
Hawaii.........................       6         2,670,668.39      1.55       445,111.40      2.205       396        713      74.73
Idaho..........................       3         1,071,964.30      0.62       357,321.43      3.260       395        681      60.92
Illinois.......................      17         9,092,056.76      5.28       534,826.87      2.836       360        694      65.01
Indiana........................       1           425,000.00      0.25       425,000.00      2.500       360        747      78.70
Kansas.........................       1            31,429.25      0.02        31,429.25      1.375       359        752      75.00
Maryland.......................      13         7,517,705.25      4.36       578,285.02      3.403       378        688      75.14
Massachusetts..................       4         1,516,578.74      0.88       379,144.69      5.027       359        741      74.80
Michigan.......................       3         1,089,242.19      0.63       363,080.73      3.047       421        662      75.11
Minnesota......................       5         1,522,418.31      0.88       304,483.66      6.621       374        733      79.40
Missouri.......................       1           129,500.00      0.08       129,500.00      3.000       360        675      74.00
Nevada.........................      22         7,396,348.94      4.29       336,197.68      3.969       412        691      78.66
New Hampshire..................       1           455,000.00      0.26       455,000.00      2.250       360        697      70.00
New Jersey.....................      17         6,666,042.49      3.87       392,120.15      3.388       360        686      78.58
New Mexico.....................       2           752,000.00      0.44       376,000.00      1.500       360        658      73.15
New York.......................       7         2,322,977.22      1.35       331,853.89      2.665       360        681      71.47
North Carolina.................       7         2,510,439.20      1.46       358,634.17      1.581       360        711      71.27
Ohio...........................       1           710,000.00      0.41       710,000.00      1.750       360        744      73.96
Oklahoma.......................       1           319,500.00      0.19       319,500.00      1.750       360        746      75.00
Oregon.........................       4         1,041,852.83      0.60       260,463.21      4.348       378        676      81.31
Pennsylvania...................       2            94,642.57      0.05        47,321.29      5.105       360        695      90.00
Rhode Island...................       1           231,000.00      0.13       231,000.00      1.750       480        663      77.00
South Carolina.................       3           730,844.59      0.42       243,614.86      5.208       358        676      56.66
Tennessee......................       1           660,000.00      0.38       660,000.00      1.750       360        814      80.00
Utah...........................       1           487,500.00      0.28       487,500.00      1.500       360        649      75.00

                                                                                                       WEIGHTED            WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
GEOGRAPHIC AREA                    LOANS       OUTSTANDING     GROUP 3     OUTSTANDING($)   RATE(%)    (MONTHS)   SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
Vermont........................       1           199,153.74      0.12       199,153.74      1.750       358        652      42.55
Virginia.......................       8         4,478,779.05      2.60       559,847.38      2.846       375        720      77.39
Washington.....................       5         1,750,795.30      1.02       350,159.06      5.416       397        750      80.73
Wisconsin......................       3         1,002,869.52      0.58       334,289.84      3.856       360        685      74.48
                                  -----      ---------------    ------
     Total.....................     374      $172,295,727.75    100.00%
                                  =====      ===============    ======

(1) As of the cut-off date, no more than approximately 1.328% of the Mortgage Loans in Loan Group 3 will be secured by mortgaged properties located in any one postal zip code area.

                            PURPOSE OF MORTGAGE LOANS

                                                                                                       WEIGHTED            WEIGHTED
                                                                 % OF                       WEIGHTED   AVERAGE   WEIGHTED  AVERAGE
                                                               MORTGAGE                     AVERAGE   REMAINING  AVERAGE   ORIGINAL
                                 NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT    TERM TO     FICO    LOAN-TO-
                                  MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE   MATURITY   CREDIT    VALUE
LOAN PURPOSE                       LOANS       OUTSTANDING     GROUP 3     OUTSTANDING($)   RATE(%)    (MONTHS)   SCORE    RATIO(%)
-------------------------------  ---------  -----------------  --------  -----------------  --------  ---------  --------  ---------
Refinance (cash-out)...........     149      $ 66,403,952.20     38.54%      445,664.11      3.867       395        695      72.00
Purchase.......................     170        78,417,906.99     45.51       461,281.81      3.460       375        716      78.32
Refinance (rate/term)..........      55        27,473,868.56     15.95       499,524.88      3.374       382        704      73.21
                                  -----      ---------------    ------
     Total.....................     374      $172,295,727.75    100.00%
                                  =====      ===============    ======

                          TYPES OF MORTGAGED PROPERTIES


                                                                                                    WEIGHTED              WEIGHTED
                                                           % OF                         WEIGHTED    AVERAGE    WEIGHTED    AVERAGE
                                                         MORTGAGE                       AVERAGE    REMAINING   AVERAGE    ORIGINAL
                          NUMBER OF      AGGREGATE       LOANS IN        AVERAGE        CURRENT     TERM TO      FICO     LOAN-TO-
                           MORTGAGE  PRINCIPAL BALANCE     LOAN     PRINCIPAL BALANCE   MORTGAGE    MATURITY    CREDIT      VALUE
PROPERTY TYPE               LOANS       OUTSTANDING       GROUP 3    OUTSTANDING($)     RATE(%)     (MONTHS)    SCORE     RATIO(%)
2 to 4 Family Residence.       20     $  8,825,116.50       5.12%        441,255.83      4.128        388        719       76.62
Condominium Hotel.......        1          165,000.00       0.10         165,000.00      1.000        360        721       75.00
High-rise Condominium...        6        3,456,679.74       2.01         576,113.29      1.287        360        723       74.83
Low-rise Condominium....       31        9,641,627.58       5.60         311,020.24      4.143        382        718       77.22
Planned Unit Development       96       46,629,853.42      27.06         485,727.64      3.682        383        713       76.51
Single Family Residence.      220      103,577,450.51      60.12         470,806.59      3.554        385        700       74.10
                              ---     ---------------     -------
     Total..............      374     $172,295,727.75     100.00%
                              ===     ===============     =======

                               OCCUPANCY TYPES(1)


                                                                                                  WEIGHTED                WEIGHTED
                                                      % OF                           WEIGHTED     AVERAGE     WEIGHTED     AVERAGE
                                                    MORTGAGE                         AVERAGE     REMAINING    AVERAGE     ORIGINAL
                     NUMBER OF      AGGREGATE       LOANS IN         AVERAGE         CURRENT      TERM TO       FICO      LOAN-TO-
                      MORTGAGE  PRINCIPAL BALANCE     LOAN      PRINCIPAL BALANCE    MORTGAGE     MATURITY     CREDIT       VALUE
OCCUPANCY TYPE         LOANS       OUTSTANDING       GROUP 3     OUTSTANDING($)      RATE(%)      (MONTHS)     SCORE      RATIO(%)
Investment Property.      71     $ 25,430,440.59      14.76%         358,175.22       3.609         379         712        72.99
Primary Residence...     279      137,830,977.83      80.00          494,017.84       3.648         385         704        75.42
Secondary Residence.      24        9,034,309.33       5.24          376,429.56       2.906         376         728        75.72
                         ---     ---------------     -------
     Total..........     374     $172,295,727.75     100.00%
                         ===     ===============     =======

(1) Based upon representations of the related borrowers at the time of origination.

                         REMAINING TERMS TO MATURITY(1)



                                                                                                        WEIGHTED
                                                        % OF                      WEIGHTED   WEIGHTED    AVERAGE
                                                      MORTGAGE                    AVERAGE    AVERAGE    ORIGINAL
                       NUMBER OF      AGGREGATE       LOANS IN     AVERAGE        CURRENT      FICO     LOAN-TO-
REMAINING TERM          MORTGAGE  PRINCIPAL BALANCE     LOAN   PRINCIPAL BALANCE  MORTGAGE    CREDIT       VALUE
TO MATURITY (MONTHS)     LOANS       OUTSTANDING       GROUP 3 OUTSTANDING($)     RATE(%)     SCORE     RATIO(%)
480..................       28     $  9,866,807.00       5.73%     352,385.96      1.634       702       74.72
479..................       33       13,745,398.04       7.98      416,527.21      7.048       716       73.40
478..................       25        8,162,940.86       4.74      326,517.63      6.910       714       78.04
477..................        9        3,388,438.49       1.97      376,493.17      6.866       726       79.20
476..................        1          140,838.93       0.08      140,838.93      7.000       691       75.00
360..................      167       85,964,733.90      49.89      514,758.89      1.547       707       74.33
359..................       76       33,255,356.41      19.30      437,570.48      5.604       701       77.96
358..................       19       10,160,290.80       5.90      534,752.15      5.998       706       70.83
357..................        7        3,441,293.70       2.00      491,613.39      6.098       687       73.98
356..................        4        1,919,038.54       1.11      479,759.64      6.563       680       76.57
355..................        2          714,556.81       0.41      357,278.41      6.095       696       76.90
354..................        1          452,655.35       0.26      452,655.35      5.625       725       61.07
353..................        2        1,083,378.92       0.63      541,689.46      5.883       725       80.00
                           ---     ---------------     -------
     Total...........      374     $172,295,727.75     100.00%
                           ===     ===============     =======

(1) As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans in Loan Group 3 was approximately 384 months.

                                  LOAN PROGRAMS


                                                                                            WEIGHTED                    WEIGHTED
                                                   % OF                       WEIGHTED      AVERAGE                      AVERAGE
                                                 MORTGAGE                     AVERAGE      REMAINING      WEIGHTED      ORIGINAL
                 NUMBER OF      AGGREGATE        LOANS IN       AVERAGE       CURRENT       TERM TO       AVERAGE       LOAN-TO-
                  MORTGAGE  PRINCIPAL BALANCE      LOAN    PRINCIPAL BALANCE  MORTGAGE      MATURITY        FICO          VALUE
LOAN PROGRAM       LOANS       OUTSTANDING        GROUP 3   OUTSTANDING($)    RATE(%)       (MONTHS)    CREDIT SCORE    RATIO(%)
---------------- ---------  -------------------  --------  -----------------  --------     ---------    -----------     --------
One-Month LIBOR..     97   $      35,755,408.26    20.75%       368,612.46     5.495          477           712          75.46
One-Year MTA.....    277         136,540,319.49    79.25        492,925.34     3.108          359           704          74.97
                     ---   --------------------   -------
     Total.......    374   $     172,295,727.75   100.00%
                     ===   ====================   =======

                                GROSS MARGINS(1)


                                                                                               WEIGHTED                    WEIGHTED
                                                         % OF                       WEIGHTED   AVERAGE                      AVERAGE
                                                       MORTGAGE                     AVERAGE   REMAINING     WEIGHTED       ORIGINAL
                     NUMBER OF      AGGREGATE          LOANS IN        AVERAGE      CURRENT    TERM TO      AVERAGE        LOAN-TO-
                      MORTGAGE  PRINCIPAL BALANCE        LOAN     PRINCIPAL BALANCE MORTGAGE   MATURITY       FICO           VALUE
GROSS MARGIN (%)       LOANS       OUTSTANDING         GROUP 3     OUTSTANDING($)   RATE(%)    (MONTHS)   CREDIT SCORE     RATIO(%)
-------------------- ---------  -----------------   ------------- ----------------- -------  ---------    -----------     --------
0.900...............       1   $        468,703.14       0.27%         468,703.14   4.250       358           706          80.00
1.475...............       1            356,000.00       0.21          356,000.00   1.750       480           669          80.00
1.550...............       1            155,920.00       0.09          155,920.00   2.500       360           752          80.00
1.675...............       1          1,148,221.35       0.67        1,148,221.35   5.000       358           701          52.15
1.925...............       1            204,334.45       0.12          204,334.45   5.250       359           699          89.86
1.975...............       1            465,997.00       0.27          465,997.00   1.750       480           623          66.57
2.050...............       2          1,217,000.00       0.71          608,500.00   1.161       360           730          60.46
2.150...............       1            386,884.26       0.22          386,884.26   5.500       356           661          69.03
2.275...............       1            452,655.35       0.26          452,655.35   5.625       354           725          61.07
2.300...............       1            440,000.00       0.26          440,000.00   1.500       360           647          79.56
2.400...............       3          2,103,107.64       1.22          701,035.88   3.853       357           733          76.01
2.475...............       1            228,662.24       0.13          228,662.24   6.625       477           737          89.41
2.500...............       7          4,362,930.31       2.53          623,275.76   1.565       360           710          68.07
2.525...............       2          1,009,594.33       0.59          504,797.17   5.875       358           695          77.51
2.575...............       1            461,150.00       0.27          461,150.00   1.000       360           679          80.00
2.600...............       8          2,904,276.76       1.69          363,034.60   6.750       477           713          80.51
2.625...............       1            750,000.00       0.44          750,000.00   1.750       360           700          34.09
2.650...............       8          4,251,282.85       2.47          531,410.36   3.296       372           694          75.36
2.675...............       4          1,500,296.10       0.87          375,074.03   5.247       443           724          79.89


                                                                                               WEIGHTED                    WEIGHTED
                                                         % OF                       WEIGHTED   AVERAGE                      AVERAGE
                                                       MORTGAGE                     AVERAGE   REMAINING     WEIGHTED       ORIGINAL
                     NUMBER OF      AGGREGATE          LOANS IN        AVERAGE      CURRENT    TERM TO      AVERAGE        LOAN-TO-
                      MORTGAGE  PRINCIPAL BALANCE        LOAN     PRINCIPAL BALANCE MORTGAGE   MATURITY       FICO           VALUE
GROSS MARGIN (%)       LOANS       OUTSTANDING         GROUP 3     OUTSTANDING($)   RATE(%)    (MONTHS)   CREDIT SCORE     RATIO(%)
-------------------- ---------  -----------------   ------------- ----------------- -------  ---------    -----------     --------
2.700...............       1            479,186.29       0.28          479,186.29   6.875       479           682          71.64
2.725...............       2          1,525,898.45       0.89          762,949.23   6.447       420           677          79.42
2.750...............       2          1,027,000.00       0.60          513,500.00   1.510       417           743          72.31
2.775...............       7          4,495,241.40       2.61          642,177.34   4.715       358           718          77.07
2.800...............      11          4,903,781.31       2.85          445,798.30   1.751       363           733          74.96
2.850...............       2            831,868.36       0.48          415,934.18   7.000       478           734          84.02
2.875...............       3          1,594,225.68       0.93          531,408.56   4.985       406           719          74.70
2.900...............      13          7,320,611.61       4.25          563,123.97   3.769       362           726          75.09
2.925...............      20          6,990,951.10       4.06          349,547.56   6.896       479           708          76.40
2.950...............      14          6,146,737.92       3.57          439,052.71   4.638       359           707          74.50
2.975...............       2            878,394.75       0.51          439,197.38   4.985       479           704          73.87
3.000...............       4          1,574,317.56       0.91          393,579.39   1.622       434           711          78.80
3.025...............       3            874,179.30       0.51          291,393.10   5.115       359           662          74.18
3.050...............       4          2,701,000.00       1.57          675,250.00   1.687       360           756          74.63
3.075...............      14          5,402,595.83       3.14          385,899.70   4.508       458           709          74.00
3.100...............      14          6,473,811.73       3.76          462,415.12   3.334       396           692          78.10
3.150...............       6          2,747,535.78       1.59          457,922.63   3.173       407           697          73.46
3.175...............       4          1,293,304.33       0.75          323,326.08   5.861       391           727          74.69
3.200...............       4          1,747,857.31       1.01          436,964.33   6.937       419           725          71.64
3.225...............       6          1,508,001.27       0.88          251,333.55   6.502       479           706          62.70
3.250...............      19          9,183,643.98       5.33          483,349.68   2.790       360           706          80.94
3.275...............       1            448,528.58       0.26          448,528.58   6.625       359           706          80.00
3.300...............       4          1,397,166.08       0.81          349,291.52   5.580       479           748          73.88
3.325...............       2            941,900.70       0.55          470,950.35   6.625       359           679          77.76
3.350...............      14          8,062,810.35       4.68          575,915.03   3.537       422           724          71.42
3.400...............      91         43,305,241.02      25.13          475,881.77   2.986       362           694          75.55
3.450...............       1            289,213.62       0.17          289,213.62   6.750       356           654          80.00
3.475...............       1            195,503.75       0.11          195,503.75   7.625       478           674          80.00
3.500...............       5          2,360,445.74       1.37          472,089.15   1.766       367           736          73.15
3.575...............      11          4,432,619.51       2.57          402,965.41   3.688       360           663          78.84
3.650...............       7          3,730,350.22       2.17          532,907.17   2.326       370           717          70.82
3.750...............       1            800,000.00       0.46          800,000.00   1.750       360           720          61.54
3.775...............       3          1,391,204.81       0.81          463,734.94   5.399       357           700          78.32
3.800...............      24         10,633,250.48       6.17          443,052.10   2.326       360           707          75.07


                                                                                               WEIGHTED                    WEIGHTED
                                                         % OF                       WEIGHTED   AVERAGE                      AVERAGE
                                                       MORTGAGE                     AVERAGE   REMAINING     WEIGHTED       ORIGINAL
                     NUMBER OF      AGGREGATE          LOANS IN        AVERAGE      CURRENT    TERM TO      AVERAGE        LOAN-TO-
                      MORTGAGE  PRINCIPAL BALANCE        LOAN     PRINCIPAL BALANCE MORTGAGE   MATURITY       FICO           VALUE
GROSS MARGIN (%)       LOANS       OUTSTANDING         GROUP 3     OUTSTANDING($)   RATE(%)    (MONTHS)   CREDIT SCORE     RATIO(%)
-------------------- ---------  -----------------   ------------- ----------------- -------  ---------    -----------     --------
4.100...............       1            224,000.00       0.13          224,000.00   3.750       360           676          80.00
4.150...............       1            106,500.00       0.06          106,500.00   3.750       360           645          88.75
4.175...............       2            198,014.30       0.11           99,007.15   1.375       359           732          79.21
4.325...............       1            369,268.08       0.21          369,268.08   7.625       359           753          95.00
4.400...............       1            344,250.00       0.20          344,250.00   3.500       360           688          85.00
4.525...............       1            307,831.00       0.18          307,831.00   4.125       360           741          95.00
4.900...............       1            190,469.77       0.11          190,469.77   8.250       359           621          89.99
                         ---   --------------------    ------
     Total..........     374   $     172,295,727.75    100.00%
                         ===   ====================    ======

(1) As of the cut-off date, the weighted average gross margin of the Mortgage Loans in Loan Group 3 was approximately 3.153%.


                          INITIAL RATE ADJUSTMENT DATES


                                                                                                 WEIGHTED                  WEIGHTED
                                                             % OF                      WEIGHTED  AVERAGE                    AVERAGE
                                                           MORTGAGE                    AVERAGE  REMAINING    WEIGHTED      ORIGINAL
                             NUMBER OF      AGGREGATE      LOANS IN      AVERAGE       CURRENT   TERM TO     AVERAGE       LOAN-TO-
                              MORTGAGE  PRINCIPAL BALANCE    LOAN   PRINCIPAL BALANCE  MORTGAGE  MATURITY     FICO           VALUE
INITIAL RATE ADJUSTMENT DATE   LOANS       OUTSTANDING      GROUP 3  OUTSTANDING($)    RATE(%)   (MONTHS)  CREDIT SCORE     RATIO(%)
---------------------------- ---------  -----------------  -------- -----------------  -------- ---------  -----------     --------
June 1, 2005................       2   $      1,083,378.92    0.63%      541,689.46     5.883      353         725          80.00
July 1, 2005................       1            452,655.35    0.26       452,655.35     5.625      354         725          61.07
August 1, 2005..............       2            714,556.81    0.41       357,278.41     6.095      355         696          76.90
September 1, 2005...........       5          2,059,877.47    1.20       411,975.49     6.593      364         681          76.47
October 1, 2005.............      16          6,829,732.19    3.96       426,858.26     6.479      417         706          76.57
November 1, 2005............      41         17,704,098.85   10.28       431,807.29     6.548      411         711          74.21
December 1, 2005............      94         39,828,656.86   23.12       423,709.12     6.796      399         704          76.88
January 1, 2006.............     165         78,881,125.71   45.78       478,067.43     1.484      375         700          74.86
February 1, 2006............      15          7,172,097.59    4.16       478,139.84     1.754      367         711          75.22
March 1, 2006...............      33         17,569,548.00   10.20       532,410.55     1.908      364         732          71.99
                                 ---   -------------------  -------
     Total..................     374   $    172,295,727.75  100.00%
                                 ===   ===================  =======

                            MAXIMUM MORTGAGE RATES(1)


                                                                                               WEIGHTED                    WEIGHTED
                                                          % OF                       WEIGHTED  AVERAGE                      AVERAGE
                                                        MORTGAGE                     AVERAGE  REMAINING      WEIGHTED      ORIGINAL
                          NUMBER OF      AGGREGATE      LOANS IN       AVERAGE       CURRENT   TERM TO       AVERAGE       LOAN-TO-
                           MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE  MORTGAGE  MATURITY        FICO          VALUE
MAXIMUM MORTGAGE RATE (%)   LOANS       OUTSTANDING      GROUP 3   OUTSTANDING($)    RATE(%)   (MONTHS)    CREDIT SCORE    RATIO(%)
------------------------- ---------  -----------------  --------  -----------------  -------- ---------    -----------     --------
  9.050..................       1   $        490,827.53    0.28%       490,827.53     6.625      359           789          80.00
  9.950..................     370        170,916,029.12   99.20        461,935.21     3.577      384           706          75.06
 10.950..................       1            317,242.19    0.18        317,242.19     6.750      359           646          63.22
 11.450..................       2            571,628.91    0.33        285,814.46     7.250      359           702          80.93
                              ---   -------------------  -------
     Total...............     374   $    172,295,727.75  100.00%
                              ===   ===================  =======

---------------
(1) As of the cut-off date, the weighted average maximum mortgage rate of the Mortgage Loans in Loan Group 3 was approximately 9.954% per annum.

                            MINIMUM MORTGAGE RATES(1)


                                                                                              WEIGHTED                    WEIGHTED
                                                           % OF                     WEIGHTED  AVERAGE                      AVERAGE
                                                         MORTGAGE                   AVERAGE  REMAINING      WEIGHTED      ORIGINAL
                           NUMBER OF      AGGREGATE      LOANS IN      AVERAGE      CURRENT   TERM TO       AVERAGE       LOAN-TO-
                            MORTGAGE  PRINCIPAL BALANCE    LOAN   PRINCIPAL BALANCE MORTGAGE  MATURITY    FICO CREDIT       VALUE
MINIMUM MORTGAGE RATE (%)    LOANS       OUTSTANDING      GROUP 3  OUTSTANDING($)   RATE(%)   (MONTHS)       SCORE        RATIO(%)
-------------------------  ---------  -----------------  -------- ----------------- -------- ---------    -----------     --------
0.900.....................       1   $        468,703.14    0.27%      468,703.14    4.250      358           706          80.00
1.475.....................       1            356,000.00    0.21       356,000.00    1.750      480           669          80.00
1.550.....................       1            155,920.00    0.09       155,920.00    2.500      360           752          80.00
1.675.....................       1          1,148,221.35    0.67     1,148,221.35    5.000      358           701          52.15
1.925.....................       1            204,334.45    0.12       204,334.45    5.250      359           699          89.86
1.975.....................       1            465,997.00    0.27       465,997.00    1.750      480           623          66.57
2.050.....................       2          1,217,000.00    0.71       608,500.00    1.161      360           730          60.46
2.150.....................       1            386,884.26    0.22       386,884.26    5.500      356           661          69.03
2.275.....................       1            452,655.35    0.26       452,655.35    5.625      354           725          61.07
2.300.....................       1            440,000.00    0.26       440,000.00    1.500      360           647          79.56
2.400.....................       3          2,103,107.64    1.22       701,035.88    3.853      357           733          76.01
2.475.....................       1            228,662.24    0.13       228,662.24    6.625      477           737          89.41
2.500.....................       7          4,362,930.31    2.53       623,275.76    1.565      360           710          68.07
2.525.....................       2          1,009,594.33    0.59       504,797.17    5.875      358           695          77.51
2.575.....................       1            461,150.00    0.27       461,150.00    1.000      360           679          80.00
2.600.....................       8          2,904,276.76    1.69       363,034.60    6.750      477           713          80.51
2.625.....................       1            750,000.00    0.44       750,000.00    1.750      360           700          34.09
2.650.....................       8          4,251,282.85    2.47       531,410.36    3.296      372           694          75.36
2.675.....................       4          1,500,296.10    0.87       375,074.03    5.247      443           724          79.89
2.700.....................       1            479,186.29    0.28       479,186.29    6.875      479           682          71.64
2.725.....................       2          1,525,898.45    0.89       762,949.23    6.447      420           677          79.42
2.750.....................       2          1,027,000.00    0.60       513,500.00    1.510      417           743          72.31
2.775.....................       7          4,495,241.40    2.61       642,177.34    4.715      358           718          77.07
2.800.....................      11          4,903,781.31    2.85       445,798.30    1.751      363           733          74.96
2.850.....................       2            831,868.36    0.48       415,934.18    7.000      478           734          84.02
2.875.....................       3          1,594,225.68    0.93       531,408.56    4.985      406           719          74.70
2.900.....................      13          7,320,611.61    4.25       563,123.97    3.769      362           726          75.09
2.925.....................      20          6,990,951.10    4.06       349,547.56    6.896      479           708          76.40
2.950.....................      14          6,146,737.92    3.57       439,052.71    4.638      359           707          74.50
2.975.....................       2            878,394.75    0.51       439,197.38    4.985      479           704          73.87
3.000.....................       4          1,574,317.56    0.91       393,579.39    1.622      434           711          78.80
3.025.....................       3            874,179.30    0.51       291,393.10    5.115      359           662          74.18


                                                                                              WEIGHTED                    WEIGHTED
                                                          % OF                      WEIGHTED  AVERAGE                      AVERAGE
                                                        MORTGAGE                    AVERAGE  REMAINING      WEIGHTED      ORIGINAL
                          NUMBER OF      AGGREGATE      LOANS IN       AVERAGE      CURRENT   TERM TO       AVERAGE       LOAN-TO-
                           MORTGAGE  PRINCIPAL BALANCE    LOAN    PRINCIPAL BALANCE MORTGAGE  MATURITY    FICO CREDIT       VALUE
MINIMUM MORTGAGE RATE (%)   LOANS       OUTSTANDING      GROUP 3   OUTSTANDING($)   RATE(%)   (MONTHS)       SCORE        RATIO(%)
-------------------------  --------  -----------------  --------  ----------------- -------- ---------    -----------     --------

3.050....................       4          2,701,000.00    1.57        675,250.00    1.687      360           756          74.63
3.075....................      14          5,402,595.83    3.14        385,899.70    4.508      458           709          74.00
3.100....................      14          6,473,811.73    3.76        462,415.12    3.334      396           692          78.10
3.150....................       6          2,747,535.78    1.59        457,922.63    3.173      407           697          73.46
3.175....................       4          1,293,304.33    0.75        323,326.08    5.861      391           727          74.69
3.200....................       4          1,747,857.31    1.01        436,964.33    6.937      419           725          71.64
3.225....................       6          1,508,001.27    0.88        251,333.55    6.502      479           706          62.70
3.250....................      19          9,183,643.98    5.33        483,349.68    2.790      360           706          80.94
3.275....................       1            448,528.58    0.26        448,528.58    6.625      359           706          80.00
3.300....................       4          1,397,166.08    0.81        349,291.52    5.580      479           748          73.88
3.325....................       2            941,900.70    0.55        470,950.35    6.625      359           679          77.76
3.350....................      14          8,062,810.35    4.68        575,915.03    3.537      422           724          71.42
3.400....................      91         43,305,241.02   25.13        475,881.77    2.986      362           694          75.55
3.450....................       1            289,213.62    0.17        289,213.62    6.750      356           654          80.00
3.475....................       1            195,503.75    0.11        195,503.75    7.625      478           674          80.00
3.500....................       5          2,360,445.74    1.37        472,089.15    1.766      367           736          73.15
3.575....................      11          4,432,619.51    2.57        402,965.41    3.688      360           663          78.84
3.650....................       7          3,730,350.22    2.17        532,907.17    2.326      370           717          70.82
3.750....................       1            800,000.00    0.46        800,000.00    1.750      360           720          61.54
3.775....................       3          1,391,204.81    0.81        463,734.94    5.399      357           700          78.32
3.800....................      24         10,633,250.48    6.17        443,052.10    2.326      360           707          75.07
4.100....................       1            224,000.00    0.13        224,000.00    3.750      360           676          80.00
4.150....................       1            106,500.00    0.06        106,500.00    3.750      360           645          88.75
4.175....................       2            198,014.30    0.11         99,007.15    1.375      359           732          79.21
4.325....................       1            369,268.08    0.21        369,268.08    7.625      359           753          95.00
4.400....................       1            344,250.00    0.20        344,250.00    3.500      360           688          85.00
4.525....................       1            307,831.00    0.18        307,831.00    4.125      360           741          95.00
4.900....................       1            190,469.77    0.11        190,469.77    8.250      359           621          89.99
                              ---   -------------------  -------
     Total...............     374   $    172,295,727.75  100.00%
                              ===   ===================  =======

(1) As of the cut-off date, the weted average minimum mortgage rate of the Mortgage Loans in Loan Group 3 was approximately 3.153% per annum.

                        MAXIMUM NEGATIVE AMORTIZATION(1)


                                                                                        WEIGHTED                    WEIGHTED
                                                 % OF                     WEIGHTED      AVERAGE                      AVERAGE
                                               MORTGAGE                   AVERAGE      REMAINING      WEIGHTED      ORIGINAL
                 NUMBER OF      AGGREGATE      LOANS IN      AVERAGE      CURRENT       TERM TO       AVERAGE       LOAN-TO-
MAXIMUM NEGATIVE  MORTGAGE  PRINCIPAL BALANCE    LOAN   PRINCIPAL BALANCE MORTGAGE      MATURITY    FICO CREDIT       VALUE
AMORTIZATION (%)   LOANS       OUTSTANDING     GROUP 3    OUTSTANDING($)  RATE(%)       (MONTHS)       SCORE        RATIO(%)
---------------- ---------  -----------------  -------- ----------------- --------     ---------    -----------     --------
110.00...........      7   $      2,322,977.22   1.35%        331,853.89   2.665          360           681          71.47
115.00...........    367        169,972,750.53  98.65         463,141.01   3.616          384           706          75.12
                     ---   ------------------- -------
     Total.......    374   $    172,295,727.75 100.00%
                     ===   =================== =======

(1) Reflects maximum allowable percentage of original unpaid principal balance.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

      The certificates will be issued pursuant to the Pooling and Servicing Agreement. The following summaries of the material terms pursuant to which the certificates will be issued do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the Pooling and Servicing Agreement. When particular provisions or terms used in the Pooling and Servicing Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference. The certificates represent obligations of the trust fund only and do not represent an interest in or obligation of CWALT, Inc., Countrywide Home Loans, Inc. (or any other seller), Countrywide Home Loans Servicing LP or any of their affiliates.

      The Mortgage Pass-Through Certificates, Series 2005-76 will consist of the Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class A-R Certificates (all of which are collectively referred to as "SENIOR CERTIFICATES"), the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates (which are referred to as the "SUBORDINATED CERTIFICATES"), the Class C, Class P-1, Class P-2 and Class P-3 Certificates. The Class 1-A-1, Class 1-A-2 and Class A-R Certificates are together referred to as the "GROUP 1 SENIOR CERTIFICATES", the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates are together referred to as the "GROUP 2 SENIOR CERTIFICATES" and the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates are together referred to as the "GROUP 3 SENIOR CERTIFICATES". The group 1 senior certificates, group 2 senior certificates and the group 3 senior certificates are each sometimes referred to as a "SENIOR CERTIFICATE GROUP" and relate to Loan Group 1, Loan Group 2 and Loan Group 3, respectively. The Class 1-A-1, Class 1-A-2, Class 2-A-1, Class 2-A-2 and Class 2-A-3 Certificates are sometimes referred to as the "MTA CERTIFICATES" and the Class 2-A-4, Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates together with the subordinated certificates are sometimes referred to as the "LIBOR CERTIFICATES". The Class M-8, Class C, Class P-1, Class P-2 and Class P-3 Certificates are not offered by this free writing prospectus and are sometimes referred to in this free writing prospectus as the "PRIVATE CERTIFICATES." The Class C, Class P-1, Class P-2 and Class P-3 Certificates will not bear interest. The Class P-1, Class P-2 and Class P-3 Certificates will be entitled to all prepayment charges received in respect of the Mortgage Loans in Loan Group 1, Loan Group 2 and Loan Group 3, respectively, and such amounts will not be available for distribution to the holders of the offered certificates and the other private certificates. The initial Class Certificate Balances may vary in the aggregate by plus or minus 5%. Any information presented in this free writing prospectus with respect to the private certificates is provided only to permit a better understanding of the offered certificates.

      The "CLASS CERTIFICATE BALANCE" of any class of offered certificates as of any Distribution Date is the initial Class Certificate Balance of the class reduced by the sum of:

- all amounts previously distributed to holders of certificates of the class as scheduled and unscheduled payments of principal; and

-     the Applied Realized Loss Amounts allocated to the class;

-     and, increased by

- the amount of Net Deferred Interest (as defined in this free writing prospectus) allocated to such class of certificates, as described in this free writing prospectus under "Description of the Certificates--Interest";

provided, however, that if Applied Realized Loss Amounts have been allocated to any class of certificates, then the Class Certificate Balance thereof will be increased on each Distribution Date after such allocation of Applied Realized Loss Amounts sequentially by class in the order of payment priority by the amount of Subsequent Recoveries (if any) on the Mortgage Loans collected during the period beginning on the second day of the calendar month preceding the calendar month in which such Distribution Date occurs and ending on the Due Date in the month in which such Distribution Date occurs (but not by more than the amount of the Unpaid Realized Loss Amount for that class). After such allocation, a corresponding decrease will be made on such Distribution Date to the Unpaid Realized Loss Amount for any class that had its Class Certificate Balance increased by such allocation of Subsequent Recoveries.

      Although Subsequent Recoveries, if any, will be allocated to increase the Class Certificate Balance of a class of certificates, as described above, such Subsequent Recoveries will be included in the Principal Remittance Amount and will be distributed in the priority set forth below under "Distributions-- Distributions of Principal," and therefore such Subsequent Recoveries may not to be used to make any principal payments on the class or classes of certificates for which the Class Certificate Balances have been increased by allocation of Subsequent Recoveries as described above. Additionally, holders of such certificates will not be entitled to any payment in respect of interest that would have accrued on the amount of the increase in Class Certificate Balance for any accrual period preceding the Distribution Date on which such increase occurs.

      The offered certificates (other than the Class A-R Certificates) will be issued in book-entry form as described below. The offered certificates (other than the Class A-R Certificates) will be issued in minimum dollar denominations of $25,000 and integral multiples of $1,000 in excess thereof. The Class A-R Certificates will be issued as two certificates in the denominations specified in the Pooling and Servicing Agreement.

BOOK-ENTRY CERTIFICATES

      The offered certificates (other than the Class A-R Certificates) will be book-entry certificates (the "BOOK-ENTRY CERTIFICATES"). The Class A-R Certificates will be issued as two certificates in fully registered certificated form. Persons acquiring beneficial ownership interests in the Book-Entry Certificates ("CERTIFICATE OWNERS") may elect to hold their Book-Entry Certificates through the Depository Trust Company ("DTC") in the United States, or Clearstream, Luxembourg or the Euroclear System ("EUROCLEAR"), in Europe, if they are participants of such systems, or indirectly through organizations which are participants in such systems. Each class of Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the applicable Class of the Book-Entry Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Clearstream, Luxembourg and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Clearstream Banking's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Clearstream, Luxembourg and Chase will act as depositary for Euroclear (in such capacities, individually the "RELEVANT DEPOSITARY" and collectively the "EUROPEAN DEPOSITARIES"). Investors may hold such beneficial interests in the Book-Entry Certificates in minimum denominations representing an original principal amount or notional amount of $25,000 and integral multiples of $1,000 in excess thereof. One investor of each class of book-entry certificates may hold a beneficial interest therein that is not an integral multiple of $1,000. Except as described below, no person acquiring a beneficial ownership in a Book-Entry Certificate (each, a "BENEFICIAL OWNER") will be entitled to receive a physical certificate representing such person's beneficial ownership interest in such Book-Entry Certificate (a "DEFINITIVE CERTIFICATE"). Unless and until Definitive Certificates are issued, it is anticipated that the only certificateholder of the Book-Entry Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be certificateholders as that term is used in the Pooling and Servicing Agreement. Certificate Owners are only permitted to exercise their rights indirectly through the participating organizations that utilize the services of DTC, including securities brokers and dealers, banks and trust companies and clearing corporations and certain other organizations ("PARTICIPANTS") and DTC.

      Holders of Book-Entry Certificates and the Book-Entry Certificates held through the DTC in the United States, or Clearstream, Luxembourg or Euroclear in Europe will be subject to the customary benefits and limitations of those systems.

PAYMENTS ON MORTGAGE LOANS; ACCOUNTS

      On or before the closing date, the Master Servicer will establish an account (the "CERTIFICATE ACCOUNT"), which will be maintained in trust for the benefit of the certificateholders. The Certificate Account will be established by the master servicer initially at Countrywide Bank, N.A., which is an affiliate of the depositor, the sellers and the master servicer. The Master Servicer will deposit or cause to be deposited in the Certificate Account all amounts required to be deposited therein, within two business days after receipt (or, on a daily basis, if the long-term credit rating of Countrywide Home Loans has been reduced below the rating specified in the Pooling and

Servicing Agreement). Funds credited to the Certificate Account may be invested for the benefit and at the risk of the Master Servicer in permitted investments, as defined in the Pooling and Servicing Agreement, that are scheduled to mature on or before the business day preceding the next Distribution Date. On or before the business day immediately preceding each Distribution Date, the Master Servicer will withdraw from the Certificate Account the sum of the Interest Remittance Amount and the Principal Remittance Amount and will deposit them in an account established and maintained with the Trustee on behalf of the certificateholders (the "DISTRIBUTION ACCOUNT").

DISTRIBUTIONS

      Distributions on the certificates will be made by the Trustee on the 25th day of each month or, if that day is not a business day, on the first business day thereafter, commencing in January 2006 (each, a "DISTRIBUTION DATE"), to the persons in whose names the certificates are registered at the close of business on the applicable Record Date. The "RECORD DATE" for the LIBOR Certificates and any Distribution Date will be the business day immediately preceding that Distribution Date, or if the LIBOR Certificates are no longer book-entry certificates, the Record Date will be the last business day of the calendar month preceding the month of that Distribution Date. For the MTA Certificates and the Class A-R Certificates and any Distribution Date, the Record Date will be the last business day of the calendar month immediately prior to the month in which that Distribution Date occurs.

      Distributions will be made by check mailed to the address of the person entitled thereto as it appears on the applicable certificate register or, in the case of any certificateholder who holds 100% of a class of certificates or who holds certificates with an aggregate initial certificate balance of $1,000,000 or more and who has so notified the Trustee in writing in accordance with the Pooling and Servicing Agreement, by wire transfer in immediately available funds to the account of the certificateholder at a bank or other depository institution having appropriate wire transfer facilities; provided, however, that the final distribution in retirement of the certificates will be made only upon presentation and surrender of the certificates at the corporate trust office of the Trustee.

      The "INTEREST REMITTANCE AMOUNT" for any Distribution Date and Loan Group is equal to:

            (a) the sum, without duplication, of:

                  (1) all scheduled interest on the Mortgage Loans in that Loan
            Group due on the related Due Date that is received on or prior to the related Determination Date, less the related Master Servicing Fees and any payments made in respect of premiums on lender paid insurance mortgage loans,

                  (2) all interest on prepayments on the Mortgage Loans in that
            Loan Group, other than Prepayment Interest Excess,

                  (3) all Advances relating to interest in respect of the
            Mortgage Loans in that Loan Group,

                  (4) amounts paid by the Master Servicer in respect of
            Compensating Interest,

                  (5) liquidation proceeds on the Mortgage Loans in that Loan
            Group received during the related Prepayment Period (to the extent such liquidation proceeds relate to interest), and

                  (6) scheduled and unscheduled principal, if any, used to
            offset Deferred Interest,

            minus

            (b) all non-recoverable Advances in respect of the Mortgage Loans in that Loan Group relating to interest and certain expenses reimbursed since the prior Due Date.

      The "PRINCIPAL REMITTANCE AMOUNT" for any Distribution Date and Loan Group is equal to:

            (a) the sum, without duplication, of:

                  (1) the scheduled principal collected or advanced on the
            Mortgage Loans in that Loan Group with respect to the related Due Date,

                  (2) prepayments on the Mortgage Loans in that Loan Group
            collected in the related Prepayment Period,

                  (3) the Stated Principal Balance of each Mortgage Loan in that
            Loan Group that was repurchased by a seller or purchased by the Master Servicer with respect to that Distribution Date,

                  (4) any Substitution Adjustment Amounts in respect of Mortgage
            Loans in that Loan Group, and

                  (5) all liquidation proceeds in respect of Mortgage Loans in that Loan Group (to the extent such liquidation proceeds related to principal) and all Subsequent Recoveries in respect of Mortgage Loans in that Loan Group received during the related Prepayment Period, minus

            (b) all non-recoverable Advances relating to principal on the Mortgage Loans in that Loan Group and certain expenses reimbursed since the prior Due Date.

      "PREPAYMENT INTEREST EXCESS" means with respect to any Mortgage Loan and principal prepayment received by the Master Servicer from the first day through the fifteenth day of any calendar month (other than the calendar month in which the cut-off date occurs), all amounts paid by the related mortgagor in respect of interest on such principal prepayment.

INTEREST

      On each Distribution Date, the interest distributable with respect to the offered certificates is the interest which has accrued on the Class Certificate Balances thereof immediately prior to that Distribution Date at the then applicable related Pass-Through Rate during the applicable Accrual Period.

      For any Distribution Date, the "ACCRUAL PERIOD" for the LIBOR Certificates will be the period commencing on the Distribution Date in the month prior to the month in which that Distribution Date occurs (or the closing date, in the case of the first Distribution Date) and ending on day immediately prior to that Distribution Date. Interest on the LIBOR Certificates will be calculated on the basis of a 360-day year and the actual number of days that elapsed in that Accrual Period. For any Distribution Date, the Accrual Period for the MTA Certificates and the Class A-R Certificates will be the calendar month before the distribution date. Interest on the MTA Certificates and the Class A-R Certificates will be calculated on the basis of a 360-day year divided into twelve 30-day months.

      On each Distribution Date, the Interest Funds for such Distribution Date are required to be distributed in the following order of priority, until such Interest Funds have been fully distributed:

            (1) concurrently:

                  (a) from Interest Funds for Loan Group 1, concurrently, to each class of group 1 senior certificates, the Current Interest and Interest Carry Forward Amount for each such class and such Distribution Date, based on the amount of interest each such class is entitled to receive on that Distribution Date;

                  (b) from Interest Funds for Loan Group 2, concurrently, to each class of group 2 senior certificates, the Current Interest and Interest Carry Forward Amount for each such class and such Distribution Date, based on the amount of interest each such class is entitled to receive on that Distribution Date; and

                  (c) from Interest Funds for Loan Group 3, concurrently, to each class of group 3 senior certificates, the Current Interest and Interest Carry Forward Amount for each such class and such Distribution Date, based on the amount of interest each such class is entitled to receive on that Distribution Date;

            (2) from the remaining Interest Funds from all Loan Groups, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, the Current Interest for each such class and such Distribution Date; and

            (3) from the remaining Interest Funds from all Loan Groups, as part of the Excess Cashflow described under " -- Overcollateralization Provisions" below.

      The "INTEREST FUNDS" for any Distribution Date and Loan Group are equal to the Interest Remittance Amount for that Loan Group minus the related portion of the trustee fee for such Distribution Date.

      "CURRENT INTEREST," with respect to each class of certificates and each Distribution Date, is (x) the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Class Certificate Balance of such class immediately prior to such Distribution Date minus (y) the Net Deferred Interest, if any, allocated to that class for such Distribution Date.

      "INTEREST CARRY FORWARD AMOUNT," with respect to each class of certificates and each Distribution Date, is the excess of:

            (a) Current Interest for such class with respect to prior Distribution Dates, over

            (b) the amount actually distributed to such class with respect to interest on prior Distribution Dates.

      The "PASS-THROUGH RATE" with respect to each Accrual Period and the MTA Certificates will be a per annum rate equal to the lesser of:

            (1) the most recently available One-Year MTA for such Accrual Period (calculated as described below under " -- Calculation of One-Year MTA") plus the Pass-Through Margin for such class and Accrual Period and

            (2) the related Net Rate Cap for such Distribution Date.

      The "PASS-THROUGH RATE," with respect to each Accrual Period and the LIBOR Certificates will be a per annum rate equal to the lesser of:

      (1) One-Month LIBOR for such Accrual Period (calculated as described below under " -- Calculation of One-Month LIBOR") plus the Pass-Through Margin for such class and Accrual Period and

      (2) the related Net Rate Cap for such Distribution Date.

      The "PASS-THROUGH RATE" with respect to each Accrual Period for the Class A-R Certificates will be a per annum rate equal to the Weighted Average Adjusted Net Mortgage Rate of the Mortgage Loans in Loan Group 1. The Pass-Through Rate for the Class A-R Certificates for the accrual period for the first Distribution Date is expected to be approximately 5.7081%.

      The "PASS-THROUGH MARGIN" for each class of interest-bearing certificates (other than the Class A-R Certificates) is as follows:


CLASS OF CERTIFICATES                                   PASS-THROUGH MARGIN
---------------------                                   -------------------
                                                        (1)             (2)
                                                       ------          ------
Class 1-A-1......................................      1.480%          1.480%
Class 1-A-2......................................      2.000%          2.000%
Class 2-A-1......................................      1.000%          1.000%
Class 2-A-2......................................      1.700%          1.700%
Class 2-A-3......................................      1.150%          1.150%
Class 2-A-4......................................      0.400%          0.800%
Class 3-A-1......................................      0.260%          0.520%
Class 3-A-2......................................      0.350%          0.700%
Class 3-A-3......................................      0.400%          0.800%
Class M-1........................................      0.690%          1.035%
Class M-2........................................      0.750%          1.125%
Class M-3........................................      0.850%          1.275%
Class M-4........................................      1.150%          1.725%
Class M-5........................................      1.250%          1.875%
Class M-6........................................      2.250%          3.375%
Class M-7........................................      3.750%          5.625%
Class M-8........................................      1.800%          5.400%

-------------
(1) For the Accrual Period related to any Distribution Date occurring on or prior to the Optional Termination Date.

(2) For the Accrual Period related to any Distribution Date occurring after the Optional Termination Date.

      The Class C, Class P-1, Class P-2 and Class P-3 Certificates do not have Pass-Through Rates.

      "ADJUSTED NET MORTGAGE RATE," with respect to each Mortgage Loan and any Distribution Date is equal to the Mortgage Rate on that Mortgage Loan as of the Due Date related to that Distribution Date minus the related Expense Fee Rate.

      The "NET RATE CAP" for the MTA Certificates related to a Loan Group and each Distribution Date is equal to the weighted average Adjusted Net Mortgage Rate on the Mortgage Loans in that Loan Group as of the Due Date in the prior calendar month (after giving effect to unscheduled principal collections received in the Prepayment Period related to that prior Due Date). The Net Rate Cap for the Class 2-A-4, Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates and each Distribution Date is equal to the product of (a) the weighted average Adjusted Net Mortgage Rate on the Mortgage Loans in the related Loan Group as of the Due Date in the prior calendar month (after giving effect to unscheduled principal collections received in the Prepayment Period related to that prior Due Date) and (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Accrual Period. The Net Rate Cap for the subordinated certificates and each Distribution Date is equal to the product of (a) the sum of the following for each loan group: the product of (i) the weighted average Adjusted Net Mortgage Rate on the Mortgage Loans in that loan group and (ii) a fraction, the numerator of which is the related Subordinated Portion immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) minus the aggregate Class Certificate Balance of the senior certificates immediately prior to that Distribution Date and (b) a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the related Accrual Period.

      The "SUBORDINATED PORTION" for any Distribution Date and Loan Group will be equal to the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the Due Date in the prior month (after giving effect to principal prepayments in the Prepayment Period related to that prior Due Date) minus the aggregate Class Certificate Balance of the related senior certificates immediately prior to such Distribution Date.

      The "NET RATE CARRYOVER" for a class of interest-bearing certificates, other than the Class A-R Certificates, on any Distribution Date is the excess of:

            (1) the amount of interest that such class would have accrued for such Distribution Date had the Pass-Through Rate for that class and the related Accrual Period not been calculated based on the related Net Rate Cap, over

            (2) the amount of interest such class accrued on such Distribution Date based on the related Net Rate Cap,

      plus the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate, without giving effect to the related Net Rate Cap).

      Distributions of Funds from the Corridor Contract. On each Distribution Date on or prior to the Corridor Contract Termination Date, amounts received on the Corridor Contract will be deposited in the Carryover Reserve Fund and then distributed to pay any unpaid Net Rate Carryover on the Class 3-A-1 Certificates. Any amounts remaining after this application will be distributed to the holders of the Class C Certificates and will not be available for the payment of any Net Rate Carryover on any class of certificates on future Distribution Dates unless the Corridor Contract is subject to an early termination, in which case any early termination payment received by the trust fund in respect of the Corridor Contract will be deposited by the Trustee in the Carryover Reserve Fund to cover any Net Rate Carryover on the Class 3-A-1 Certificates until the Corridor Contract Termination Date. See "Description of the Certificates -- The Corridor Contract" below.

ALLOCATION OF NET DEFERRED INTEREST

      With respect to each Mortgage Loan and each related Due Date, "DEFERRED INTEREST" will be the excess, if any, of the amount of interest accrued on such Mortgage Loan from the preceding Due Date to such Due Date over the monthly payment due for such Due Date. Such excess may occur because the mortgage rates of the Mortgage Loans adjust monthly, while the monthly payment generally adjusts annually, or as a result of the application of the Payment Caps, in either case, resulting in negative amortization.

      With respect to any Distribution Date, the "NET DEFERRED INTEREST" is equal to the excess, if any, of the deferred interest that accrued on the Mortgage Loans as described above, over the aggregate Principal Remittance Amount for all three Loan Groups and such Distribution Date.

      To the extent that there is Net Deferred Interest on a Distribution Date, the Net Deferred Interest on the Mortgage Loans will be allocated among the certificates in an amount equal to the excess, if any, for each such class of
(i) the interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Class Certificate Balance of such class immediately prior to such Distribution Date, over (ii) the amount that would have been calculated in clause (i) had the Pass-Through Rate for such class equaled the Adjusted Cap Rate for such class and such Distribution Date.

      Any Net Deferred Interest allocated to a class of certificates will be added to the Class Certificate Balance of the applicable class of certificates. However, the amount of Net Deferred Interest allocated to any class of certificates on a Distribution Date will not exceed the amount of Current Interest for such class for such Distribution Date.

      The "ADJUSTED CAP RATE" for any Distribution Date and any class of certificates will equal the excess of (A) the weighted average Adjusted Net Mortgage Rate for the Mortgage Loans for that distribution date over (B) a fraction (expressed as a percentage) the numerator of which is the product of
(i) the Net Deferred Interest, if any, on the Mortgage Loans for that Distribution Date and (ii) 12, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month of that Distribution Date (after giving effect to unscheduled principal collections received in the related Prepayment Period). With respect to the LIBOR Certificates, the Adjusted Cap Rate will be multiplied by a fraction, the numerator of which is 30, and the denominator of which is the actual number of days that elapsed in the Accrual Period.

THE CORRIDOR CONTRACT

      The Class 3-A-1 Certificates will have the benefit of an interest rate corridor transaction with Swiss Re Financial Products Corporation (the "CORRIDOR CONTRACT COUNTERPARTY"), as evidenced by a Confirmation between the trustee, on behalf of the Trust Fund, and the Corridor Contract Counterparty (the "CORRIDOR CONTRACT"). Pursuant to the Corridor Contract, the terms of an ISDA Master Agreement were incorporated into the Confirmation of the Corridor Contract, as if the ISDA Master Agreement had been executed by the trustee, on behalf of the trust, and the Corridor Contract Counterparty on the date that the Corridor Contract was executed. The Corridor Contract is subject to certain ISDA definitions.

      The Corridor Contract counterparty under the Corridor Contract is Swiss Re Financial Products Corporation ("SRFP"), a Delaware corporation and indirect, wholly owned subsidiary of Swiss Reinsurance Company ("SWISS RE"), a Swiss corporation. SRFP currently has a long-term counterparty credit rating of "AA (CreditWatch negative)" and a short-term debt rating of "A-1+" from Standard & Poor's.

      The obligations of SRFP under the Corridor Contract are fully and unconditionally guaranteed by Swiss Re. On November 18, 2005, following Swiss Re's announcement of its agreement to acquire GE Insurance Solutions (excluding its US life and health business) from General Electric, Standard & Poor's, Moody's and Fitch Ratings announced the following rating actions: Standard & Poor's placed Swiss Re and its rated core operating companies on CreditWatch with negative implications. Standard & Poor's stated that if the transaction is completed as currently constituted, they expect the ratings on Swiss Re and its core operating companies would be lowered to AA- with a stable outlook, but if the transaction does not proceed, the ratings on Swiss Re would be affirmed; Moody's placed Swiss Re and its rated core subsidiaries on review for possible downgrade. Moody's indicated that in the event the review process resulted in a downgrade of Swiss Re's rating, such downgrade would highly likely be limited to one notch; and Fitch placed Swiss Re on Rating Watch Negative. Swiss Re currently has (i) a long-term counterparty credit rating of "AA (CreditWatch negative)", an insurer financial strength rating of "AA (CreditWatch negative)", a senior unsecured debt rating of "AA (CreditWatch negative)" and a short-term debt rating of "A-1+" from Standard & Poor's, (ii) an insurance financial strength rating of "Aa2 (on review for possible downgrade)", a senior debt rating of "Aa2" (on review for possible downgrade) and a short-term rating of "P-1" from Moody's and (iii) an insurer financial strength rating (Fitch initiated) of "AA+(Rating Watch Negative)" and a long-term issuer rating (Fitch initiated) of "AA+(Rating Watch Negative)" from Fitch.

      The information contained in the preceding two paragraphs has been provided by SRFP and Swiss Re for use in this free writing prospectus. Neither SRFP nor Swiss Re undertakes any obligation to update such information. SRFP and Swiss Re have not been involved in the preparation of, and do not accept responsibility for, this free writing prospectus as a whole or the accompanying Prospectus.

      With respect to the Corridor Contract and any Distribution Date beginning with the Distribution Date in February 2006 to and including the Distribution Date in April 2014 on which the Corridor Contract terminates (the "CORRIDOR CONTRACT TERMINATION DATE"), the amount payable by the Corridor Contract Counterparty under the Corridor Contract will equal the product of (i) the excess, if any, of (x) the lesser of (A) One - Month LIBOR (as determined by the Corridor Contract Counterparty) and (B) the Corridor Contract Ceiling Rate, over
(y) the Corridor Contract Strike Rate, (ii) the lesser of (x) the Corridor Contract Notional Balance for such Distribution Date and (y) the Class Certificate Balance of the Class 3-A-1 Certificates immediately prior to that Distribution Date, and (iii) (x) the number of days in the related interest accrual period divided by (y) 360.

      The "CORRIDOR CONTRACT NOTIONAL BALANCE," the "CORRIDOR CONTRACT STRIKE RATE" and the "CORRIDOR CONTRACT CEILING RATE" for each Distribution Date are as described in the following table:

                                                    CORRIDOR
                              CORRIDOR CONTRACT     CONTRACT        CORRIDOR
                               NOTIONAL BALANCE    STRIKE RATE      CONTRACT
DISTRIBUTION DATES                   ($)               (%)       CEILING RATE (%)
------------------                   ---               ---       ----------------
February 25, 2006.........      92,414,775.92         7.2306         9.7400
March 25, 2006............      90,215,108.57         8.9052         9.7400
April 25, 2006............      88,316,999.49         8.9932         9.7400
May 25, 2006..............      86,488,439.25         9.3498         9.7400
June 25, 2006.............      84,691,190.20         9.1174         9.7400
July 25, 2006.............      82,934,646.59         9.4321         9.7400
August 25, 2006...........      81,212,544.61         9.1221         9.7400
September 25, 2006........      79,524,180.39         9.1249         9.7400
October 25, 2006..........      77,868,762.40         9.4406         9.7400
November 25, 2006.........      76,245,627.50         9.1306         9.7400
December 25, 2006.........      74,653,581.31         9.4466         9.7400
January 25, 2007..........      73,084,207.20         9.1366         9.7400
February 25, 2007.........      71,535,319.02         9.1397         9.7400
March 25, 2007............      70,016,992.15         9.7400         9.7400
April 25, 2007............      68,528,598.48         9.1461         9.7400
May 25, 2007..............      67,069,523.24         9.4631         9.7400
June 25, 2007.............      65,639,164.77         9.1529         9.7400
July 25, 2007.............      64,236,934.20         9.4703         9.7400
August 25, 2007...........      62,862,255.18         9.1600         9.7400
September 25, 2007........      61,514,563.60         9.1637         9.7400
October 25, 2007..........      60,190,330.25         9.4817         9.7400
November 25, 2007.........      58,890,676.14         9.1713         9.7400
December 25, 2007.........      57,616,067.14         9.4898         9.7400
January 25, 2008..........      56,359,816.60         9.1793         9.7400
February 25, 2008.........      55,118,493.47         9.1835         9.7400
March 25, 2008............      53,898,244.42         9.7400         9.7400
April 25, 2008............      52,701,938.23         9.1923         9.7400
May 25, 2008..............      51,529,810.64         9.5120         9.7400
June 25, 2008.............      50,381,704.26         9.2015         9.7400
July 25, 2008.............      49,090,004.27         9.5225         9.7400
August 25, 2008...........      47,736,055.47         9.2130         9.7400
September 25, 2008........      46,410,008.42         9.2193         9.7400
October 25, 2008..........      45,105,454.49         9.5421         9.7400
November 25, 2008.........      43,828,548.23         9.2327         9.7400
December 25, 2008.........      42,571,758.91         9.5564         9.7400
January 25, 2009..........      41,344,136.68         9.7400         9.7400
February 25, 2009.........      40,669,790.89         9.7400         9.7400
March 25, 2009............      39,687,275.93         9.7400         9.7400
April 25, 2009............      38,727,986.70         9.7400         9.7400
May 25, 2009..............      37,791,720.26         9.7400         9.7400
June 25, 2009.............      36,876,245.65         9.7400         9.7400
July 25, 2009.............      35,982,773.18         9.7400         9.7400
August 25, 2009...........      35,110,776.41         9.7400         9.7400
September 25, 2009........      34,259,741.75         9.7400         9.7400
October 25, 2009..........      33,428,995.34         9.7400         9.7400
November 25, 2009.........      32,618,226.74         9.7400         9.7400
December 25, 2009.........      31,826,958.43         9.7400         9.7400
January 25, 2010..........      31,054,723.89         9.7400         9.7400
February 25, 2010.........      30,301,067.72         9.7400         9.7400
March 25, 2010............      29,565,545.35         9.7400         9.7400
April 25, 2010............      28,847,722.86         9.7400         9.7400

May 25, 2010..............      28,147,176.68         9.7400         9.7400
June 25, 2010.............      27,463,490.77         9.7400         9.7400
July 25, 2010.............      26,796,237.63         9.7400         9.7400
August 25, 2010...........      26,145,079.39         9.7400         9.7400
September 25, 2010........      25,509,601.70         9.7400         9.7400
October 25, 2010..........      24,889,429.11         9.7400         9.7400
November 25, 2010.........      24,284,195.16         9.7400         9.7400
December 25, 2010.........      23,693,542.11         9.7400         9.7400
January 25, 2011..........      23,117,116.45         9.7400         9.7400
February 25, 2011.........      22,554,585.99         9.7400         9.7400
March 25, 2011............      22,005,613.63         9.7400         9.7400
April 25, 2011............      21,469,874.56         9.7400         9.7400
May 25, 2011..............      20,947,051.75         9.7400         9.7400
June 25, 2011.............      20,436,835.70         9.7400         9.7400
July 25, 2011.............      19,938,924.33         9.7400         9.7400
August 25, 2011...........      19,453,022.76         9.2406         9.7400
September 25, 2011........      18,978,843.12         9.2468         9.7400
October 25, 2011..........      18,516,104.47         9.5703         9.7400
November 25, 2011.........      18,064,532.51         9.2597         9.7400
December 25, 2011.........      17,623,859.54         9.5839         9.7400
January 25, 2012..........      17,193,824.23         9.2732         9.7400
February 25, 2012.........      16,774,171.48         9.2802         9.7400
March 25, 2012............      16,364,652.30         9.7400         9.7400
April 25, 2012............      15,965,023.64         9.2948         9.7400
May 25, 2012..............      15,575,048.25         9.6211         9.7400
June 25, 2012.............      15,194,494.55         9.3101         9.7400
July 25, 2012.............      14,823,136.49         9.6373         9.7400
August 25, 2012...........      14,460,753.42         9.3262         9.7400
September 25, 2012........      14,107,129.95         9.3346         9.7400
October 25, 2012..........      13,762,055.86         9.6633         9.7400
November 25, 2012.........      13,425,325.94         9.3520         9.7400
December 25, 2012.........      13,096,739.86         9.6817         9.7400
January 25, 2013..........      12,776,102.12         9.3702         9.7400
February 25, 2013.........      12,463,221.85         9.3797         9.7400
March 25, 2013............      12,157,912.78         9.7400         9.7400
April 25, 2013............      11,859,993.07         9.3994         9.7400
May 25, 2013..............      11,569,285.21         9.7320         9.7400
June 25, 2013.............      11,285,615.98         9.4202         9.7400
July 25, 2013.............      11,008,816.25         9.7400         9.7400
August 25, 2013...........      10,738,720.97         9.4420         9.7400
September 25, 2013........      10,475,169.01         9.4533         9.7400
October 25, 2013..........      10,218,003.12         9.7400         9.7400
November 25, 2013.........       9,967,069.79         9.4769         9.7400
December 25, 2013.........       9,722,219.19         9.7400         9.7400
January 25, 2014..........       9,483,305.06         9.5016         9.7400
February 25, 2014.........       9,250,184.66         9.5145         9.7400
March 25, 2014............       9,022,718.65         9.7400         9.7400
April 25, 2014............       8,800,771.03         9.5412         9.7400
May 25, 2014
  and thereafter..........               0.00         N/A             N/A

      The Corridor Contract will be subject to early termination only in limited circumstances. Such circumstances generally include certain insolvency or bankruptcy events, the failure by the Corridor Contract Counterparty (within three business days after notice of such failure is received by the Corridor Contract Counterparty) to make a payment due under the Corridor Contract, the failure by the Corridor Contract Counterparty (within 30 days after notice of such failure is received) to perform any other agreement made by it under the Corridor Contract and the Corridor Contract becoming illegal or subject to certain kinds of taxation.

      If the Corridor Contract is terminated early, the Corridor Contract Counterparty may owe a termination payment to the trustee, payable in a lump sum to be deposited in the Carryover Reserve Fund and applied on future Distribution Dates to pay Net Rate Carryover Amounts to the holders of the Class 3-A-1 Certificates, until the Corridor Contract Termination Date. However, if such termination occurs, there can be no assurance that any such termination payment will be owing to the trustee.

      The offered certificates do not represent an obligation of the Corridor Contract Counterparty. The holders of the offered certificates are not parties to or beneficiaries under the Corridor Contract and will not have any right to proceed directly against the Corridor Contract Counterparty in respect of its obligations under the Corridor Contract.

PRINCIPAL

      The "AVAILABLE PRINCIPAL AMOUNT" with respect to each Distribution Date is the sum of (i) the excess of (a) the aggregate Principal Remittance Amount for all three Loan Groups for such Distribution Date over (b) the Deferred Interest for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.

      The "PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date, is the excess, if any, of:

            (i) the aggregate Class Certificate Balance of the certificates immediately prior to such Distribution Date, over

            (ii) the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date occurring in the month of that Distribution Date (after giving effect to unscheduled principal collections received in the related Prepayment Period), over (b) the Overcollateralization Target Amount for such Distribution Date.

      The "GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 1 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all three Loan Groups for that Distribution Date.

      The "GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 2 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all three Loan Groups for that Distribution Date.

      The "GROUP 3 PRINCIPAL DISTRIBUTION AMOUNT," with respect to each Distribution Date is equal to the product of (i) the Principal Distribution Amount and (ii) a fraction, the numerator of which is the Principal Remittance Amount for Loan Group 3 for that Distribution Date and the denominator of which is the aggregate Principal Remittance Amount for all three Loan Groups for that Distribution Date.

      "STATED PRINCIPAL BALANCE" means for any Mortgage Loan and Due Date, the unpaid principal balance of the Mortgage Loan as of that Due Date, as specified in its amortization schedule at that time (before any adjustment to the amortization schedule for any moratorium or similar waiver or grace period), after giving effect to (i) the payment of principal due on that Due Date, irrespective of any delinquency in payment by the related mortgagor, (ii) prepayments of principal and the principal portion of liquidation proceeds received with respect to that Mortgage Loan through the last day of the related Prepayment Period and (iii) any Deferred Interest added to the principal balance of that Mortgage Loan pursuant to the terms of the related mortgage note on or prior to that Due Date. The Stated Principal Balance of a Liquidated Mortgage Loan is zero. The "POOL PRINCIPAL BALANCE" equals the aggregate of the Stated Principal Balances of the Mortgage Loans.

      "PREPAYMENT PERIOD" means, with respect to any Distribution Date and related Due Date, the period from the sixteenth day of the calendar month immediately preceding the month in which the Distribution Date occurs (or in the case of the first Distribution Date, from December 1, 2005) through the fifteenth day of the calendar month in which the Distribution Date occurs.

       "GROUP 1 SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

      (1) the aggregate Class Certificate Balance of the group 1 senior certificates immediately prior to such Distribution Date, over

      (2) the lesser of (A) the product of (i) (x) 74.3111027872% on any Distribution Date on or after the Stepdown Date and prior to the Distribution Date in January 2012 or (y) 79.4488822297% on any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in January 2012 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of that Distribution Date (after giving effect to unscheduled principal collections received in the related Prepayment Period) and
(B) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the cut-off date.

       "GROUP 2 SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

      (1) the aggregate Class Certificate Balance of the group 2 senior certificates immediately prior to such Distribution Date, over

      (2) the lesser of (A) the product of (i) (x) 74.3111027872% on any Distribution Date on or after the Stepdown Date and prior to the Distribution Date in January 2012 or (y) 79.4488822297% on any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in January 2012 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of that Distribution Date (after giving effect to unscheduled principal collections received in the related Prepayment Period) and
(B) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the cut-off date.

       "GROUP 3 SENIOR PRINCIPAL DISTRIBUTION AMOUNT" for any Distribution Date, will equal the excess of:

      (1) the aggregate Class Certificate Balance of the group 3 senior certificates immediately prior to such Distribution Date, over

      (2) the lesser of (A) the product of (i) (x) 74.3111027872% on any Distribution Date on or after the Stepdown Date and prior to the Distribution Date in January 2012 or (y) 79.4488822297% on any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in January 2012 and (ii) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the Due Date in the month of that Distribution Date (after giving effect to unscheduled principal collections received in the related Prepayment Period) and
(B) the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the Due Date in the month of that Distribution Date (after giving effect to principal prepayments received in the related Prepayment Period) minus 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 3 as of the cut-off date.

       "SUBORDINATED CLASS PRINCIPAL DISTRIBUTION AMOUNT" for any class of subordinated certificates and Distribution Date will equal the excess of:

      (1)   the sum of:

            (a) the aggregate Class Certificate Balance of the senior certificates (after taking into account the distribution of the Senior Principal Distribution Amounts for all three Loan Groups for such Distribution Date),

            (b) the aggregate Class Certificate Balance of any class(es) of subordinated certificates that are senior to the subject class (in each case, after taking into account the distribution of the applicable Subordinated Class Principal Distribution Amount(s) for such more senior class(es) of certificates for such Distribution Date), and

            (c) the Class Certificate Balance of such class of subordinated certificates immediately prior to the subject Distribution Date, over

      (2) the lesser of (a) the product of (x) 100% minus the applicable Stepdown Target Subordination Percentage for the subject class of Certificates for that Distribution Date and (y) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to unscheduled principal collections received in the related Prepayment Period) and (b) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to unscheduled principal collections received in the related Prepayment Period) minus the OC Floor;

provided, however, that if such class of subordinated certificates is the only class of subordinated certificates outstanding on such Distribution Date, that class will be entitled to receive the entire remaining Principal Distribution Amount until its Class Certificate Balance is reduced to zero.

      The "Initial Target Subordination Percentage" and "Stepdown Target Subordination Percentage" for each class of subordinated certificates will equal the respective percentages indicated in the following table:

                         Initial Target    Stepdown Target    Stepdown Target
                          Subordination     Subordination      Subordination
                           Percentage       Percentage (1)     Percentage (2)
                         --------------    ---------------    ---------------
Class M-1..............   7.1659791497%     17.9149478741%    14.3319582993%
Class M-2..............   5.3664528118%     13.4161320296%    10.7329056237%
Class M-3..............   4.3999408098%     10.9998520245%     8.7998816196%
Class M-4..............   3.6499670182%      9.1249175455%     7.2999340364%
Class M-5..............   3.0499768832%      7.6249422081%     6.0999537664%
Class M-6..............   2.1999769816%      5.4999424540%     4.3999539632%
Class M-7..............   1.3999901350%      3.4999753374%     2.7999802699%
Class M-8..............   0.8000000000%      2.0000000000%     1.6000000000%

---------
(1) For any Distribution Date occurring on or after the Distribution Date occurring in January 2009 and prior to the Distribution Date occurring in January 2012.

(2) For any Distribution Date occurring on or after the Distribution Date occurring in January 2012.

      The Initial Target Subordination Percentages will not be used to calculate distributions on the subordinated certificates, but rather are presented in order to provide a better understanding of the credit enhancement provided by the subordinated certificates and the Overcollateralization Amount. The Initial Target Subordination Percentage for any class of subordinated certificates is equal to a fraction, expressed as a percentage, the numerator of which is equal to the aggregate initial Class Certificate Balance of any class(es) of certificates subordinate to the subject class plus the initial Overcollateralization Target Amount and the denominator of which is equal to the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date.

      "EXTRA PRINCIPAL DISTRIBUTION AMOUNT" with respect to any Distribution Date is the lesser of (1) the Overcollateralization Deficiency Amount and (2) the Excess Cashflow available for payment thereof in the priority set forth in this free writing prospectus.

      "OC FLOOR" means an amount equal to 0.50% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date.

      "OVERCOLLATERALIZATION DEFICIENCY AMOUNT" with respect to any Distribution Date equals the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralized Amount on such Distribution Date (after giving effect to distributions of the Available Principal Amount (exclusive of the Extra Principal Distribution Amount) on such Distribution
Date).

       "OVERCOLLATERALIZED AMOUNT" for any Distribution Date is the amount, if any, by which (x) the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to unscheduled principal collections received in the related Prepayment Period) exceeds (y) the aggregate Class Certificate Balance of the certificates (after giving effect to distributions of the Available Principal Amount (exclusive of the Extra Principal Distribution Amount) on such Distribution Date).

      "OVERCOLLATERALIZATION TARGET AMOUNT" means with respect to any Distribution Date (a) prior to the Stepdown Date, an amount equal to 0.8000000000% of the aggregate Stated Principal Balance of the Mortgage Loans as of the cut-off date and (b) on or after the Stepdown Date, the greater of (i)
(x) for any Distribution Date on or after the Stepdown Date but prior to the Distribution Date in January 2012 an amount equal to 2.0000000000% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to unscheduled principal collections received in the related Prepayment Period) and (y) for any Distribution Date on or after the Stepdown Date and on or after the Distribution Date in January 2012 an amount equal to 1.6000000000% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of that Distribution Date (after giving effect to unscheduled principal collections received in the related Prepayment Period) and (ii) the OC Floor; provided, however, that if a Trigger Event is in effect on any Distribution Date, the Overcollateralization Target Amount will be the Overcollateralization Target Amount as in effect for the prior Distribution Date.

      "STEPDOWN DATE" is the earlier to occur of:

            (1) the Distribution Date on which the aggregate Class Certificate Balance of the senior certificates is reduced to zero, and


            (2) the later to occur of (x) the Distribution Date in January 2009 and (y) the first Distribution Date on which a fraction, the numerator of which is the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month preceding the month in which that Distribution Date occurs (after giving effect to unscheduled principal collections received in the Prepayment Period related to that Due Date) over the aggregate Class Certificate Balance of the senior certificates immediately prior to that Distribution Date, and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans as of the Due Date in the month of the current Distribution Date (after giving effect to unscheduled principal collections received in the Prepayment Period related to that Due Date) is greater than or equal to (a) on any Distribution Date prior to the Distribution Date in January 2012, 25.6888972128% and (b) on any Distribution Date on or after the Distribution Date in January 2012, 20.5511177703%.

      A "TRIGGER EVENT" with respect to any Distribution Date on or after the Stepdown Date consists of either a Delinquency Trigger Event with respect to that Distribution Date or a Cumulative Loss Trigger Event with respect to that Distribution Date.

      A "DELINQUENCY TRIGGER EVENT" with respect to a Distribution Date on or after the Stepdown Date exists if the Rolling Sixty Day Delinquency Rate for the outstanding Mortgage Loans equals or exceeds the product of (i)

27.00% and the Senior Enhancement Percentage prior to the Distribution Date in January 2012 and (ii) 34.00% and the Senior Enhancement Percentage on or after the Distribution Date in January 2012.

      The "SENIOR ENHANCEMENT PERCENTAGE" with respect to a Distribution Date on or after the Stepdown Date is equal to a fraction (expressed as a percentage) of:

            (1)   the numerator of which is the excess of:

                  (a) the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date over

                  (b) (i) before the Class Certificate Balances of the senior certificates have been reduced to zero, the aggregate Class Certificate Balance of the senior certificates, or (ii) after such time, the Class Certificate Balance of the most senior class of subordinated certificates outstanding, as of the preceding Master Servicer Advance Date, and

            (2) the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans for the preceding Distribution Date.

      A "CUMULATIVE LOSS TRIGGER EVENT" with respect to any Distribution Date on or after the Stepdown Date occurs if the aggregate amount of Realized Losses on the Mortgage Loans from (and including) the cut-off date to (and including) the related Due Date (reduced by the aggregate amount of Subsequent Recoveries received from the cut-off date through the Prepayment Period related to that Due
Date) exceeds the applicable percentage, for such Distribution Date, of the aggregate Stated Principal Balance of the Mortgage Loans, as set forth below:

DISTRIBUTION DATE                  PERCENTAGE
-----------------                  ----------
January 2008 - December 2008....   0.20% with respect to January 2008, plus an
                                   additional 1/12th of 0.25% for each month
                                   thereafter through December 2008

January 2009 - December 2009....   0.45% with respect to January 2009, plus an
                                   additional 1/12th of 0.35% for each month
                                   thereafter through December 2009

January 2010 - December 2010....   0.80% with respect to January 2010, plus an
                                   additional 1/12th of 0.35% for each month
                                   thereafter through December 2010

January 2011 - December 2011....   1.15% with respect to January 2011, plus an
                                   additional 1/12th of 0.45% for each month
                                   thereafter through December 2011

January 2012 - December 2012....   1.60% with respect to January 2012, plus an
                                   additional 1/12th of 0.15% for each month
                                   thereafter through December 2012

January 2013 and thereafter.....   1.75%

       "UNPAID REALIZED LOSS AMOUNT" means for any class of certificates, (x) the portion of the aggregate Applied Realized Loss Amount previously allocated to that class remaining unpaid from prior Distribution Dates minus (y) any increase in the Class Certificate Balance of that class due to the allocation of Subsequent Recoveries to the Class Certificate Balance of that class.

      The "ROLLING SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date, the average of the Sixty-Day Delinquency Rates for such Distribution Date and the two immediately preceding Distribution Dates.

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

      The "SIXTY-DAY DELINQUENCY RATE," with respect to any Distribution Date on or after the Stepdown Date, is a fraction, expressed as a percentage, the numerator of which is the aggregate Stated Principal Balance for such Distribution Date of all Mortgage Loans 60 or more days delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date (including Mortgage Loans in foreclosure, bankruptcy and REO Properties) and the denominator of which is the aggregate Stated Principal Balance for such Distribution Date of the Mortgage Loans as of the related Due Date (after giving effect to unscheduled principal collections received in the related Prepayment Period).

      A "REALIZED LOSS" with respect to any Distribution Date and any defaulted Mortgage Loan, is the excess of the Stated Principal Balance of such defaulted Mortgage Loan over the liquidation proceeds allocated to principal that have been received with respect to such Mortgage Loan on or at any time prior to the Due Date after such Mortgage Loan has been liquidated.

      "SUBSEQUENT RECOVERIES" are unexpected recoveries received after the determination by the Master Servicer that it has received all proceeds it expects to receive, with respect to the liquidation of a Mortgage Loan that resulted in a Realized Loss (other than the amount of such net recoveries representing any profit realized by the Master Servicer in connection with the liquidation of any Mortgage Loan and net of reimbursable expenses) in a month prior to the month of the receipt of such recoveries.

RESIDUAL CERTIFICATES

      The Class A-R Certificates will receive a distribution of $100 of principal on the first Distribution Date, after which their Class Certificate Balance will equal zero. The Class A-R Certificates will remain outstanding for so long as the trust fund will exist. In addition to the distribution of principal on the first Distribution Date, on each Distribution Date the holders of the Class A-R Certificates will be entitled to receive certain additional distributions as provided in the Pooling and Servicing Agreement. It is not anticipated that there will be any significant amounts remaining for such distribution to the Class A-R Certificates.

DISTRIBUTION OF AVAILABLE PRINCIPAL AMOUNT

      On each Distribution Date, the Available Principal Amount (with subclause
(i) of the definition of Available Principal Amount being applied first and the Extra Principal Distribution Amount being applied thereafter) will be distributed in the following amounts and order of priority:

            (1) (A) for each Distribution Date prior to the Stepdown Date or on which a Trigger Event is in effect, in the following order of priority:

                  (1) concurrently, to the following classes of certificates, pro rata on the basis of the related Principal Distribution Amount:

                        (a) in an amount up to the Group 1 Principal
                  Distribution Amount for such Distribution Date, sequentially:

                              (i) to the Class A-R Certificates, until its Class Certificate Balance is reduced to zero; and


                              (ii) concurrently, to the Class 1-A-1 and Class
                        1-A-2 Certificates, pro rata on the basis of their respective Class Certificate Balances immediately prior to such Distribution Date, until their respective Class Certificate Balances are reduced to zero;

                        (b) in an amount up to the Group 2 Principal
                  Distribution Amount for such Distribution Date, concurrently, to the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, pro rata on the basis of their respective

                  Class Certificate Balances immediately prior to such Distribution Date, until their respective Class Certificate Balances are reduced to zero; and

                        (c) in an amount up to the Group 3 Principal
                  Distribution Amount for such Distribution Date, concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata on the basis of their respective Class Certificate Balances immediately prior to such Distribution Date, until their respective Class Certificate Balances are reduced to zero; and

                  (2) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero; and

                  (B) for each Distribution Date on or after the Stepdown Date and so long as a Trigger Event is not in effect, in the following order of priority:

                  (1) concurrently, to the following classes of certificates, pro rata on the basis of the related Senior Principal Distribution
            Amount:

                        (a) in an amount up to the Group 1 Senior Principal
                  Distribution Amount, concurrently, to the Class 1-A-1 and Class 1-A-2 Certificates, pro rata on the basis of their respective Class Certificate Balances immediately prior to such Distribution Date, until their respective Class Certificate Balances are reduced to zero;

                        (b) in an amount up to the Group 2 Senior Principal
                  Distribution Amount, concurrently, to the Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class 2-A-4 Certificates, pro rata on the basis of their respective Class Certificate Balances immediately prior to such Distribution Date, until their respective Class Certificate Balances are reduced to zero; and

                        (c) in an amount up to the Group 3 Senior Principal
                  Distribution Amount, concurrently, to the Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata on the basis of their respective Class Certificate Balances immediately prior to such Distribution Date, until their respective Class Certificate Balances are reduced to zero; and

                  (2) sequentially, to the Class M-1, Class M-2, Class M-3,
            Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, in each case in an amount up to the applicable Subordinated Class Principal Distribution Amount for each such class, until their respective Class Certificate Balances are reduced to zero; and

            (2) any remainder as part of the Excess Cashflow to be allocated as described under "-- Overcollateralization Provisions" below.

OVERCOLLATERALIZATION PROVISIONS

      The weighted average Adjusted Net Mortgage Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the classes of certificates. As a result, interest collections on the Mortgage Loans net of deferred interest are expected to be generated in excess of the amount of interest payable to the holders of the certificates and the related fees and expenses payable by the trust fund. The excess cashflow, if any, will be applied on each Distribution Date as a payment of principal on the class or classes of certificates then entitled to receive distributions in respect of principal, but only to the limited extent hereafter described.

      The "EXCESS CASHFLOW" with respect to any Distribution Date is the sum of
(i) the amount of Interest Funds remaining after the distribution of interest to the holders of the certificates for such Distribution Date and (ii) the amount remaining after the distribution of Available Principal Amounts to the holders of the certificates for such Distribution Date.

      With respect to any Distribution Date, any Excess Cashflow will be paid to the classes of certificates in the following order of priority, in each case to the extent of the remaining Excess Cashflow:

            1. to the classes of certificates then entitled to receive distributions in respect of principal, in an amount equal to the Extra Principal Distribution Amount, payable to such classes of certificates as part of the Available Principal Amount as described under " -- Principal" above;

            2. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, the Interest Carry Forward Amount for each such class and such Distribution Date;

            3. concurrently:

                  (A) sequentially, to the holders of the Class 1-A-1 and Class
            1-A-2 Certificates, in that order, in each case in an amount equal to the Unpaid Realized Loss Amount for each such class;

                  (B) first, sequentially, to the holders of the Class 2-A-1 and
            Class 2-A-2 Certificates, in that order, in each case in an amount equal to the Unpaid Realized Loss Amount for each such class, and second, concurrently, to the Class 2-A-3 and Class 2-A-4 Certificates, pro rata, in each case in an amount equal to the Unpaid Realized Loss Amount for each such class; and

                  (C) sequentially, to the holders of the Class 3-A-1, Class
            3-A-2 and Class 3-A-3 Certificates, in that order, in each case in an amount equal to the Unpaid Realized Loss Amount for each such class;

             4. sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, in each case in an amount equal to the Unpaid Realized Loss Amount for each such class;

            5. to the following classes of certificates (after application of any amounts received under the Corridor Contract to cover Net Rate Carryover on the Class 3-A-1 Certificates) to pay Net Rate Carryover, first, concurrently, to the Class 2-A-4, Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata on the basis of Net Rate Carryover for each such class and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates, in that order, in each case in an amount equal to the amount of Net Rate Carryover for each such class; and

            6. to fund distributions to the holders of the Class C and Class A-R Certificates in each case in the amounts specified in the Pooling and Servicing Agreement.

CALCULATION OF ONE-MONTH LIBOR

      On the second LIBOR Business Day preceding the commencement of each Accrual Period for the LIBOR Certificates (each such date, an "INTEREST DETERMINATION DATE"), the Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("ONE-MONTH LIBOR") for such Accrual Period on the basis of such rate as it appears on Telerate Screen Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trustee), One-Month LIBOR for the applicable Accrual Period will be the Reference Bank Rate as defined in this free writing prospectus. If no such quotations can be obtained and no Reference Bank

Rate is available, One-Month LIBOR will be the One-Month LIBOR applicable to the preceding Accrual Period. The "REFERENCE BANK RATE" with respect to any Accrual Period, means the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.0125%) of the offered rates for United States dollar deposits for one month that are quoted by the Reference Banks as of 11:00 a.m., New York City time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 0.03125%) of the rates quoted by one or more major banks in New York City, selected by the Trustee, as of 11:00 a.m., New York City time, on such date for loans in U.S. dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Certificate Balance of all LIBOR Certificates for such Accrual Period. As used in this section, "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; and "REFERENCE BANKS" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market:

            (1)   with an established place of business in London,

            (2)   which have been designated as such by the Trustee and

            (3) which are not controlling, controlled by, or under common control with, the Depositor, Countrywide Servicing or any successor Master Servicer.

      The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to the LIBOR Certificates for the related Accrual Period will (in the absence of manifest error) be final and binding.

CALCULATION OF ONE-YEAR MTA

      One-Year MTA is a per annum rate equal to the twelve-month moving average monthly yield on United Stated Treasury Securities adjusted to a constant maturity of one year as published by the Federal Reserve Board in the Federal Reserve Statistical Release "Selected Interest Rates (H.15)". The One-Year MTA used for each interest accrual period will be the most recent One-Year MTA figure available as of fifteen days prior to the commencement of that interest accrual period (a "ONE-YEAR MTA DETERMINATION DATE").

      If One-Year MTA is no longer available, the calculation agent will choose a new index for the MTA Certificates that is based on comparable information. When the calculation agent chooses a new index for the MTA Certificates, it will increase or decrease the Pass-Through Margin for each class of MTA Certificates by the difference between the average One-Year MTA for the final three years it was in effect and the average of the most recent three years for the replacement index. The Pass-Through Margin for each class of MTA Certificates will be increased by that difference if the average One-Year MTA is greater than the average replacement index, and the Pass-Through Margin will be decreased by that difference if the replacement index is greater than the average One-Year MTA.

CARRYOVER RESERVE FUND

      The Pooling and Servicing Agreement establishes an account (the "CARRYOVER RESERVE FUND"), which is held in trust by the Trustee on behalf of the holders of the certificates. On the closing date, the depositor will deposit or cause to be deposited $1,000 in the Carryover Reserve Fund. The Carryover Reserve Fund will not be an asset of any REMIC.

      In addition to the $1,000 deposit described in the preceding paragraph, on the closing date the Depositor will cause to be deposited in the Carryover Reserve Fund an amount that is expected to be sufficient to cover any Net Rate Carryover on the interest-bearing certificates with respect to the first Distribution Date. On the first Distribution Date, such amount will be distributed first to the Class 2-A-4, Class 3-A-1, Class 3-A-2 and Class 3-A-3 Certificates, pro rata, based upon the amount of any Net Rate Carryover with respect to each such class of certificates, and then, sequentially, to the subordinated certificates, beginning with the class of subordinated certificates then outstanding with the highest payment priority, in each case based upon the amount of any Net Rate Carryover with respect to each such class of certificates. Any such amount that remains after payment of any Net Rate Carryover to the certificates on the first Distribution Date will be distributed to the Depositor and will not be available to cover any Net Rate Carryover on subsequent Distribution Dates.

      On each Distribution Date, the Trustee will deposit in the Carryover Reserve Fund amounts received in respect of the Corridor Contract and distribute these amounts to the Class 3-A-1 Certificates to pay any Net Rate Carryover on such Certificates as described under "Description of the Certificates -- Interest -- Distributions of Funds from the Corridor Contract" above.

APPLIED REALIZED LOSS AMOUNTS

      If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of the certificates exceeds the aggregate Stated Principal Balance of the Mortgage Loans, the amount of such excess will be applied to reduce the Class Certificate Balances of the subordinated certificates in reverse order of seniority until their respective Class Certificate Balances are reduced to zero. If on any Distribution Date, after giving effect to the distributions described above, the aggregate Class Certificate Balance of a senior certificate group exceeds the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group, such excess will be applied to reduce the Class Certificate Balances of the classes of certificates in such senior certificate group as follows: (i) with respect to Loan Group 1, sequentially, to the Class 1-A-2 and Class 1-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero, (ii) with respect to Loan Group 2, first, concurrently, to the Class 2-A-3 and Class 2-A-4 Certificates, pro rata, until their respective Class Certificate Balances are reduced to zero, and second, sequentially, to the Class 2-A-2 and Class 2-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero and (iii) with respect to Loan Group 3, sequentially, to the Class 3-A-3, Class 3-A-2 and Class 3-A-1 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero. Any such reduction described in this paragraph is an "APPLIED REALIZED LOSS AMOUNT."

      Interest on any class of certificates, the Class Certificate Balance of which has been reduced through the application of Applied Realized Loss Amounts as described above will accrue for the related class of certificates on the Class Certificate Balance as so reduced unless the Class Certificate Balance is subsequently increased due to the allocation of Subsequent Recoveries to the Class Certificate Balance of such class as described in the definition of "Class Certificate Balance" above.